Exhibit 10.29

EXECUTION COPY

[***] indicates material that has been omitted pursuant to a Request for Confidential Treatment filed with the Securities and Exchange Commission. A complete copy of this agreement, including redacted portions so indicated, has been filed separately with the Securities and Exchange Commission.

RESELLER OEM AGREEMENT

This Reseller OEM Agreement (this “Agreement”) is made this 28th day of October, 2008 (“Effective Date”) between Starent Networks, Corp., a Delaware corporation, with offices at 30 International Place, Tewksbury, Massachusetts 01876 (“Starent”) and Mavenir Systems, Inc., a Delaware corporation, with offices at 1651 N Glenville, Suite 201, Richardson, TX 75081 (“Mavenir”). (Mavenir and Starent are referred to individually as a “Party” and collectively as the “Parties”).

WHEREAS, Mavenir develops, manufactures, sells and licenses Mavenir Products, consisting of hardware and software;

WHEREAS, Starent develops, manufactures, sells and licenses Starent Products, consisting of hardware and software; and

WHEREAS, Starent and Mavenir desire to cooperate to permit Starent to offer and provide Mavenir Products to Starent’s customers; and

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, Starent and Mavenir hereby agree as follows:

1. DEFINITIONS

1.1 “Acceptance” has the meaning set forth in Section 6.

1.2 “Acceptance Criteria” means the criteria established by any End User or Distributor in connection with the Acceptance of a Mavenir Product.

1.3 “Affiliate” means, with respect to a given entity, any company or other legally recognizable entity that is Controlled by, Controls, or is under common Control with such entity. “Control” means direct or indirect (e.g., through any number of successive tiers) ownership of (a) more than 50% of the outstanding shares having the right to vote for the election of directors or other managing authority of the subject entity; (b) in the case of an entity which does not have outstanding shares (e.g. a partnership, joint venture or unincorporated association), more than 50% of the ownership interests having the right to make decisions for the subject entity; or (c) the power, directly or indirectly, to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, interests, or otherwise. Each such corporation, company, or entity will be deemed an “Affiliate” only so long as such ownership or control exists.

1.4 “CDMA Femto Solution” shall mean a solution set forth in the statement of work attached hereto as Appendix G, which generally is comprised of Starent’s P/I/S CSCF and security gateway, Mavenir’s Tunneled IOS, ICS, SCC AS, Domain Selection and IM TAS products as well as various other third party components that shall be provided by a third party or by Starent as the overall systems integrator (such as HSS and MGCF/MGW).

1.5 “Deliverables” means Mavenir Product and Mavenir Services.

Confidential and Proprietary

1.6 “Distributor” shall mean any Starent reseller, distributor or any system integrator.

1.7 “End User” shall mean the final end user or licensee which has acquired the Mavenir Product from Starent or Starent’s Distributors specifically for its own internal use and not for resale, marketing or distribution to any third party.

1.8 “Escrow Agreement” means the escrow agreement attached as Appendix D hereto.

1.9 “Fees” shall mean the fees set forth on Appendix B hereto.

1.10 “Field Trial” means product demonstration and/or interoperability tests that are conducted in a real network environment designated or organized by Starent in conjunction with an End User.

1.11 “Intellectual Property” shall mean (a) patents, patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, reexamination, utility model, certificate of invention and design patents, patent applications, registrations and applications for registrations; (b) trademarks, service marks, trade dress, Internet domain names, logos, trade names and corporate names and registrations and applications for registration thereof; (c) copyrights and registrations and applications for registration thereof; (d) mask works and registrations and applications for registration thereof; (e) computer software, software tools, source code, data and documentation; (f) inventions, trade secrets and confidential business information, whether patentable or non-patentable and whether or not reduced to practice, know-how, manufacturing and product processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and Mavenir lists and information; (g) any other information relating to any research project, work in process, future development or product roadmap, scientific, engineering, manufacturing, marketing or business plan or financial or personnel matter or other type of information relating to either Party hereto or its Affiliates; and (h) copies and tangible embodiments thereof.

1.12 “Interoperability Support” means assistance in product setup, configuration and troubleshooting of the Mavenir Product in the course of interoperability testing of any Mavenir Product with an End User’s network and equipment and/or Starent Product, as needed from time to time.

1.13 “Laboratory Test” means product demonstration and/or interoperability tests, conducted in Starent laboratories or other laboratories selected by mutual agreement of Starent and Mavenir, for an End User or any Distributor.

1.14 “Mavenir Documentation” means the End User documentation provided by Mavenir to Starent relating to the Mavenir Product.

1.15 “Mavenir EULA” means the Mavenir End User License Agreement, the form of which is attached hereto as
Appendix H.

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1.16 “Mavenir Hardware” means the hardware products identified in Appendix A, as well as any hardware procured by Starent from a Mavenir-approved supplier to be used by Starent or Mavenir to produce a Mavenir Product, whether or not re-branded as a Starent product.

1.17 “Mavenir Maintenance and Support” means commercial product support that Mavenir shall provide and offer to Starent in connection with Mavenir Products distributed by or for Starent, as set forth in Appendix C.

1.18 “Mavenir Products” means the hardware and software provided by Mavenir to Starent hereunder from time to time, including, without limitation, Mavenir Hardware, Mavenir Software and Mavenir Documentation.

1.19 “Mavenir Services” shall mean any services provided by Mavenir pursuant to the terms of this Agreement.

1.20 “Mavenir Software” means the software identified in Appendix A.

1.21 “Mavenir Trademarks” means the any registered or unregistered trademarks of Mavenir included but not limited to the following: (i) the Mavenir logo, and (ii) any additional trademark owned by Mavenir which Mavenir submits to Starent in writing from time to time pursuant to the notice requirements set forth in Section 16.3. All Mavenir Trademarks shall be considered to be the exclusive property of Mavenir, (subject only to applicable license agreements) whether or not such marks are submitted to Starent.

1.22 “Malicious Technology” means any software, electronic, mechanical or other means, device or function (e.g. key node, lock, time-out, “back door,” trapdoor,” “booby trap,” “drop dead device,” “data scrambling device,” “Trojan Horse”) that would allow either Party or a third party to: (i) monitor or gain unauthorized access to the other Party or the customer system of the other Party, (ii) use any electronic self-help mechanism or (iii) restrict, disable, limit or impair the performance of the other Party or the customer system of the other Party.

1.23 “Software Updates” means commercially available releases of the Mavenir Products that include feature functionality and/or performance improvements and/or corrections to feature deficiencies and/or operation affecting performance and/or documented operation problems.

1.24 “Software Upgrades” means commercially available releases of the Mavenir Product that include new feature functionality as Mavenir furnishes to its then-current Maintenance and Support End Users or as included in sales by Mavenir of its then current version of any Mavenir Product.

1.25 “Starent House Account Customers” means the Starent customers set forth on Appendix E and their Affiliates, as amended from time to time.

1.26 “Starent Product” means any hardware and software developed, sold or licensed by Starent, excluding any Mavenir Product.

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1.27 “Support Fees” means the annual fees for Mavenir Maintenance and Support set forth on Appendix B hereto.

1.28 “Territory” means worldwide.

1.29 [***].

1.30 “Warrant” shall mean that certain Series C Preferred Stock Purchase Warrant in the form attached hereto as
Appendix F.

2. LICENSES AND RESTRICTIONS

2.1 Commercial Distribution Rights.

(a) Subject to and on the terms and conditions set forth herein, (i) Mavenir agrees to sell to Starent Mavenir Hardware ordered by Starent for distribution to End-Users or Starent’s Distributors in the Territory either under Mavenir’s brand name or, at Starent’s discretion, rebranded as Starent products, upon reasonable advanced written notice to Mavenir (all such rebranding shall comply with the terms of this Agreement, (ii) Mavenir hereby grants Starent a non-exclusive (except as otherwise set forth in Section 2.7 of this Agreement), sublicensable to End Users or Starent Distributors only, non-transferable (except as permitted pursuant to Section 16.12 hereof), royalty-bearing (as defined herein), worldwide license in the Territory to (x) use and sublicense the Mavenir Software in executable form only solely or in connection with the Mavenir Hardware, and (y) offer to sell, import, and distribute, regardless of the number of layers of distribution, sublicenses to use the Mavenir Software solely or in connection with the Mavenir Hardware.

(b) Mavenir will provide [***] to Starent and each Starent Distributor at least five (5) copies of the Mavenir Software to the extent reasonably necessary for backup, archival or disaster recovery purposes only. Starent is not licensed to create copies of the Mavenir Software on its own for any reason. Starent will not alter, remove or destroy any proprietary markings or proprietary legends placed on or contained within the Mavenir Software or Mavenir Documentation.

(c) Mavenir acknowledges that certain End Users have outsourced, or may in the future outsource, their networks to third party outsourcing contractors. Mavenir agrees, upon request by Starent or any Starent Distributor and upon such third party outsourcing contractor agreeing in writing to the terms of all applicable licenses to the Mavenir Products as set forth herein,

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to work with Starent in good faith on a case-by-case basis to timely issue such licenses or sublicenses that would have otherwise been issued to the End User with respect to the Mavenir Product and the Mavenir Documentation to enable such third party outsourcing contractor to, inter alia, operate, upgrade and maintain the applicable End User’s network.

(d) Starent shall resell, and Mavenir shall supply, Mavenir Products and Mavenir Services in accordance with this Agreement. To the extent any opportunity requires back-to-back terms and conditions which vary in any material respect from the terms and conditions of this Agreement, and subject to any confidentiality restrictions, Starent agrees to provide a copy of such back-to-back terms and conditions to Mavenir in advance if it may do so without violating its confidentiality obligations to a third party and obtain Mavenir’s written agreement to abide by such terms and conditions, which agreement shall not be unreasonably withheld. In the event that Mavenir does not agree to abide by the terms and conditions that vary in any material respect from the terms and conditions of this Agreement or Starent is unable to provide a copy of such back-to-back terms and conditions to Mavenir in advance without violating its confidentiality obligations to a third party, then Starent shall assume all liability for the terms and conditions that vary in any material respect from the terms and conditions of this Agreement.

(e) Starent agrees to use its reasonable best efforts to cause each End User to enter into a Mavenir EULA. In the event that Starent is unable to cause an End User to enter into a Mavenir EULA, then Starent shall cause each End User to agree to licensing terms that are at least as protective of Mavenir and its rights as set forth herein and in the Mavenir EULA.

(f) In the event that Starent does not cause an End User to enter into a Mavenir EULA but does cause such End User to agree to equally protective licensing terms (as described in Section 2.1(e)) and such End User breaches such equally protective licensing terms, Starent shall take, in Starent’s sole discretion, commercially reasonable efforts to enforce such licensing terms.

2.2 Documentation License.

(a) Mavenir hereby grants a non-exclusive (except as otherwise set forth in Section 2.7 of this Agreement), sublicensable to End Users or Starent Distributors only, and non-transferable (except as permitted pursuant to Section 16.12 hereof), world-wide, royalty-free right and license in the Territory to use, reproduce, translate and modify the Mavenir Documentation, and to distribute the Mavenir Documentation solely in conjunction with the Mavenir Products or in conjunction with marketing activities associated with such products. Starent may combine such Documentation with the documentation Starent provides to End Users or its Distributors.

(b) Starent may make, or have made on its behalf, a reasonable number of copies of the Mavenir Documentation to the extent necessary for Starent’s internal business purposes. In such event, Starent agrees to reproduce Mavenir’s copyright on all copied materials.

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2.3 Evaluation Laboratory License.

(a) Mavenir hereby grants Starent a non-exclusive (except as otherwise set forth in Section 2.7 of this Agreement), sublicensable to Starent Distributors in accordance with Section 2.5(b), non-transferable (except as permitted pursuant to Section 16.12 hereof), royalty-free license to grant object code sublicenses to the Mavenir Software for use in connection with the Mavenir Hardware solely for evaluation and testing of the Mavenir Products in connection with Starent Product which sublicenses are not for commercial use. Evaluation and testing software licenses and all related Hardware shall be provided to Starent and its Distributors [***].

(b) Mavenir will provide [***] to Starent a reasonably sufficient number of copies of the Mavenir Software (not to exceed ten (10) or such larger number as Mavenir shall approve in its sole discretion) for internal use only testing purposes.

2.4 Evaluation Trial License. Mavenir hereby grants Starent a non-exclusive (except as otherwise set forth in Section 2.7 of this Agreement), non-transferable (except as permitted pursuant to Section 17.13 hereof), royalty-free license to grant object code sublicenses to the Mavenir Software for use in connection with the Mavenir Hardware, for each new customer of Starent and for the initial trial for each Mavenir Product that is introduced by Starent to each such customer, capped at five free trials per year in the aggregate. Additionally, Mavenir shall provide one [***] Field Trial per year for each Starent Distributor. The trial period and scope will be mutually agreed upon in writing by Mavenir and Starent or Starent’s Distributor. A written trial agreement between Mavenir and the End User will be required for any Field Trial conducted by Starent or a Starent Distributor with any End User. The terms and conditions of all additional Field Trials must be mutually agreed to in writing by the Parties. Mavenir’s agreement to the terms and conditions of each trial agreement, including, without limitation, the trial period and scope, shall not be umeasonably withheld. Mavenir agrees to provide Mavenir Software [***] for all trials of all Mavenir Products.

2.5 Product Restrictions.

(a) Except as expressly permitted herein, Starent agrees not to copy, modify, translate, decompile, reverse engineer, disassemble, or otherwise determine or attempt to determine source code for the executable code of the Mavenir Products or to create any derivative works based upon the Mavenir Products.

(b) Starent may sublicense the Mavenir Software to End Users or Starent’s Distributors pursuant to Starent’s software license agreement as long as it provides substantially the same protections as follows: (a) restrict use of the Mavenir Software to object code only; (b) prohibit the decompiling, reverse engineering, reverse compiling, or modifying of the Mavenir Software, except to the extent permitted by law; (c) prohibit title of the Mavenir Software from passing to the End User, and (d) obtain written agreement from all such End Users or Starent Distributors to comply with the terms of this Section 2.5.

2.6 Mavenir Trademark and Copyright License.

(a) Starent may re-brand any Mavenir Product provided by Mavenir under this Agreement as a Starent product, so long as such rebranding complies with the terms set forth herein. Notwithstanding anything herein to the contrary, Starent’s re-branding may not include, among other items, (i) revising the Mavenir Software graphical user interface, (ii) modifying source or object code, or (iii) revising or modifying any Mavenir Documentation to reflect the Starent brand. Mavenir hereby grants Starent all necessary rights and licenses to re-brand any Mavenir Product as a Starent product as provided by this Section 2.6.

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(b) Mavenir hereby grants to Starent, and Starent accepts, a nontransferable, non-sublicensable (except to End Users or Starent Distributors), and non-exclusive license (except as set forth in Section 2.7 of this Agreement) to use the Trademarks in connection with Starent’s distribution, marketing, branding, promotion and advertising of the Mavenir Products, and as contained in the packaging, software and Mavenir Documentation. Mavenir also agrees that Starent may accurately reproduce in physical or electronic form any marketing collateral of Mavenir with respect to the Mavenir Products in connection with its performance of this Agreement.

2.7 Exclusivity.

(a) Subject to Section 2.7(b), Starent is hereby granted the exclusive right to market and sell Mavenir’s CDMA Femto Solution, and any successor product of Mavenir, within the Territory and Mavenir agrees not to market or sell any of Mavenir’s CDMA Femto Solution or successor products within the Territory during the term of this Agreement and for one year after the termination of this Agreement.

(b) In the event a Starent customer or potential customer provides Starent with written notice that it does not wish to procure Mavenir’s CDMA Femto Solution from Starent, and Starent has had no more than 60 days to discuss a potential sale with such Starent customer or potential customer, then Starent shall provide a copy of such written notice to Mavenir within twenty-four (24) hours of the earlier of (i) the end of such 60 day period or (ii) such time as Starent discontinues its discussions with the customer or potential customer, and Starent’s exclusive right to sell the CDMA Femto solution solely with respect to that specific opportunity with that specific Starent customer or potential customer shall terminate immediately.

(c) Without limiting Starent’s rights pursuant to clause (b) above, in the event that Starent brings a sales opportunity for any Mavenir Products (other than the CDMA Femto Solution which is governed by clause (b) above) to Mavenir with respect to a customer or potential customer and Starent presents a reasonable account plan with respect to such customer or potential customer, Starent will have (i) one (1) year of exclusivity with respect to sales of Mavenir Products with respect to that specific customer or potential customer if the customer or potential customer [***], or (ii) six (6) months of exclusivity with respect to sales of Mavenir Products with respect to that specific customer or potential customer if the customer or potential customer [***].

2.8 Section 365(n) Bankruptcy Election. All rights and licenses granted under or pursuant to any Section of this Agreement, including Section 2.1, 2.2, 2.3 and 2.4 hereof, are rights to “intellectual property” (as defined in Section 101(56) of Title 11 of the United States Code, as amended (the “Bankruptcy Code”)). The Parties agree that each Party may elect to retain and may fully exercise all of its rights and elections under the Bankruptcy Code with respect to intellectual property.

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3. DELIVERY; INTEROPERABILITY TESTING

3.1 Delivery of Mavenir Software. Mavenir shall deliver to Starent, upon Starent’s request from time to time, the latest revision of the requested Mavenir Software.

3.2 Mavenir Documentation. Mavenir shall also provide to Starent, upon Starent’s reasonable request and [***], source files for the Mavenir Documentation in a format that can be easily converted and integrated into Starent’s End User documentation library. These files may not be modified without Mavenir’s written approval, and any such Mavenir Documentation added to or integrated into the Starent End User documentation library shall be noted by a separate heading and clearly identified as Mavenir Documentation.

3.3 Field Trials and Laboratory Testing. Starent and Mavenir shall cooperate in the Field Trial and Laboratory Testing process for each End User or Distributor, as applicable, to promote a successful result and enable sales by Starent. Except as may be mutually agreed in writing otherwise, Starent agrees that it will be responsible for logistical and tactical aspects of Field Trials and Laboratory Testing, as well as supply of any necessary third party equipment. Mavenir agrees that it will provide, for the [***] trials set forth in Section 2.4 and for the fees and costs agreed upon by the Parties for all other Field Trials, Mavenir Products, the Interoperability Support and any necessary additional expertise to assist Starent in the foregoing, including, without limitation, the provision of any Software Updates and Software Upgrades as reasonably requested by Starent from time to time to address concerns identified during Field Trials or Laboratory Testing.

3.4 Expenses. Except for reasonable travel and lodging expenses incurred by Mavenir in connection with the provision of on-site support by Mavenir at Starent’s request, Starent and Mavenir agree that each Party is solely responsible for its own expenses in connection with performing its obligations under this Agreement.

3.5 Lab Systems for Starent. Withion thirty (30) days of the Effective Date, Mavenir shall provide one Lab System to Starent [***] in order to support the T Mobile account and which is configured substantially the same as the Lab System previously purchased by Starent from Mavenir prior to the Effective Date. Upon request by Starent, Mavenir will provide to Starent each lab system requested by Starent for a fee [***].

3.6 Coordinators. The Parties agree to designate managers to coordinate the activities contemplated by this Agreement, including the receipt and dispatch of communications and coordinating technical liaisons between the parties. Each Party may change its program manager at any time by written notification to the other Party.

3.7 Performance. Starent may, upon reasonable notice and not more than twice per year, inspect Mavenir’s performance of its obligations under this Agreement, however, Starent’s inspection (or lack of inspection) will not be an acceptance of any Deliverables, a waiver of any right or warranty, or preclude Starent from rejecting non-conforming services or Deliverables in accordance with the terms hereof. Such inspection will not interfere with Mavenir’s performance hereunder. Such inspections will take place at a mutually agreeable time and location.

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3.8 Mavenir Personnel. Mavenir will replace any of its personnel that are working directly with Starent on any opportunity that derives from this Agreement that Starent reasonably requests to have replaced. Any replacement personnel, whether replaced upon request of Starent or otherwise, will be individuals possessing reasonably comparable or greater experience, qualifications and credentials as the persons being replaced and will be subject to Starent’s prior written approval (which will not be unreasonably withheld or delayed). In the case of any permitted replacements of personnel, Mavenir will use commercially reasonable efforts to provide overlapping service time with replaced personnel, however there will be no adjustment to the scheduled delivery date for services or Deliverables. Any request to replace personnel pursuant to this Section 3.8 must be made by one of Starent’s executive officers that directly reports to the Chief Executive Officer of Starent.

3.9 Use of Subcontractors. Mavenir will not use any subcontractors to work directly with Starent on any opportunity that derives from this Agreement without the prior written consent of Starent, other than those subcontractors Mavenir uses in its manufacturing process. Upon Starent’s request, Mavenir will deliver to Starent a reasonably detailed written explanation of the reasons for engaging the subcontractor, an explanation of its qualifications and its rates. Mavenir will not be relieved of its obligations under this Agreement by use of any such subcontractors and will be responsible for any subcontractor’s acts or omissions as if they were acts or omissions of Mavenir. If Starent reasonably determines that the performance or conduct of any Mavenir subcontractor is unsatisfactory, Starent may notify Mavenir of its determination in writing, indicating the reasons therefore, and Mavenir will promptly take all reasonably necessary actions to remedy the performance or conduct of such subcontractor. Any request for information or to replace a subcontractor pursuant to this Section 3.9 must be made by one of Starent’s executive officers that directly reports to the Chief Executive Officer of Starent.

3.10 Background Checks. To the extent permitted by law:

(a) Mavenir will perform reasonable background checks on all Mavenir personnel that will be supporting the Starent account. Background checks will include: (i) criminal history, (ii) education (if degree indicated), (iii) employment history (last 3 positions or last 5 years if with same employer), (iv) references (if any of items (i) through (iii) cannot be completed), and (v) drug screen;

(b) To Mavenir’s knowledge, its personnel that support the Starent account will not include anyone with a positive drug test or any felony conviction; and

(c) Mavenir must immediately remove any Mavenir personnel with a felony conviction or positive drug test from the Starent account.

4. MAINTENANCE AND SUPPORT; TRAINING

4.1 Mavenir Maintenance and Support. Mavenir shall provide the Mavenir Maintenance and Support to Starent and its Distributors, subject to the fees specified in Section 5.1.

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4.2 Training. Mavenir will provide to Starent reasonable product training at Mavenir’s premises, at mutually agreeable times, at no charge for the Mavenir Products to ensure Starent’s personnel are able to effectively present, demonstrate, install, configure and service the Mavenir Products. Mavenir shall provide at its discretion and at no charge (i) refresher training on the Mavenir Products from time to time and (ii) additional training on new versions of the Mavenir Products. Starent shall be responsible for its own expenses in attending the Mavenir training, and for Mavenir’s travel expenses if the Parties agree that the training be conducted at Starent’s premises.

4.3 Root Cause Analysis. Upon Mavenir’s discovery of, or, if earlier, Mavenir’s receipt of a notice from Starent regarding a failure in any Mavenir Products or Mavenir Services, Mavenir will promptly (and in any event within five (5) Business Days) perform a root-cause analysis to identify the cause of such failure. Within the five (5) Business Days after such discovery or notice, Mavenir will provide Starent with a written report detailing the cause of, and procedure for correcting, such failure and providing Starent with reasonable evidence that failures within Mavenir’s control will not recur.

4.4 Return Authorizations. Upon request by Starent for a return authorization for credit, refund, repair, correction or replacement of any Mavenir Products pursuant to Section 10.3 hereof, Mavenir will advance replace the defective product, shipping overnight at Mavenir’s expense. If request for return authorization is received prior to noon CST, Mavenir will ship advance replacement the same business day. If request for return authorization is received after noon CST, Mavenir will ship the advance replacement the next business day. Unless otherwise provided in this Agreement, all returns of Mavenir Products are at Mavenir’s expense.

5. FEES, PAYMENTS AND PAYMENT TERMS

5.1 Fees. Starent shall pay to Mavenir the Fees for each Mavenir Product distributed hereunder in a manner consistent with Appendix B hereto. Mavenir agrees to assist Starent, if requested, in the selling and promotion of all Mavenir Products.

5.2 Most Favored Customer.

(a) Notwithstanding anything herein to the contrary, Mavenir represents, warrants and covenants that, during the term of this Agreement, the Fees, terms and conditions hereunder with respect to the Mavenir Products and Services which are contained within Mavenir’s CDMA Femto Solution, are and will be no less favorable than those offered by Mavenir to any other customer, and, without limiting the above, shall be competitive within the industry as reasonably determined by applicable market indices (the “CDMA Femto Solution Competitive Pricing”).

(b) Notwithstanding anything herein to the contrary, Mavenir represents, warrants and covenants that, during the term of this Agreement, the Fees, terms and conditions hereunder, in connection with Mavenir Products and Mavenir Services are and will be no less favorable than those provided by Mavenir to its other customers including reseller customers of substantially similar volume or amount of sales of Mavenir Products with substantially similar features and functionality, other than Mavenir’s CDMA Femto Solution (the “Other Products Competitive Pricing”, and together with the CDMA Femto Solution Competitive Pricing, the “Competitive Pricing”).

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(c) If at any time Mavenir is not compliant with its Competitive Pricing obligation, Mavenir will (a) immediately inform Starent of such non-compliance in writing, (b) apply the lower price to all pending and subsequent orders throughout the remainder of the term, (c) reissue all paid and unpaid invoices originally issued to Starent for Mavenir Products and Mavenir Services as of the date such lower price was offered to the Mavenir customer at the lower offered price, which reissued invoices shall show the difference between the net price originally invoiced to Starent and the reduced net price and all applicable sales tax reductions resulting from the price reduction (the “Net Price Reduction”), and (d) at Starent’s option, issue a credit or pay cash to Starent in an amount equal to the Net Price Reduction. Any credit issued pursuant to this section shall be valid for two (2) years following the date of its issuance and only for future purchases of Mavenir Products and Mavenir Services.

(d) Beginning one (1) year after the Effective Date and continuing through the term of this Agreement, Mavenir will annually audit its Mavenir Product and Mavenir Services pricing given to its resellers and customers in the preceding year and will deliver to Starent a certificate which states Mavenir’s compliance with its Competitive Pricing obligations within sixty (60) days after each annual anniversary of the Effective Date (“Competitive Pricing Certificate”). The Competitive Pricing Certificate shall be signed by an authorized officer of Mavenir and shall certify that (i) Mavenir has conducted a pricing audit of Mavenir Products and Mavenir Services provided to Mavenir customers during the preceding year, and (ii) Mavenir has complied with its Competitive Pricing obligations under this Agreement, and identifying what, if any, prices charged to Starent have been decreased as a result of Mavenir’s compliance with this Section 5.2. Starent shall have the right, not more than once per year, at a time and place to be mutually agreed upon, to audit Mavenir’s books and records related to the pricing of Mavenir Products sold to other customers to ascertain Mavenir’s compliance with its obligations hereunder.

5.3 Support Fees. Starent shall pay the Maintenance and Support Fees set forth in Appendix B at the end of the calendar quarter in which Starent receives payment from its End User or Distributor for such services. In the event Starent requests that Mavenir have a technician provide on-site services at an End User location for any Tier 1 or Tier 2 services, such services shall be provided on a time and materials basis by Mavenir at the professional services rate set forth in Appendix B.

5.4 Payment Terms. Starent will pay Mavenir all fees hereunder within thirty (30) days after End User or Starent’s Distributor has paid Starent for the applicable Mavenir Product. In the event an End User or Distributor makes a progress or other interim payment to Starent in connection with any Mavenir Product, Starent shall make a similar pro-rata payment to Mavenir, as long as the underlying invoice is not in dispute. Payment of an invoice without asserting a dispute is not a waiver of any claim or right. Where Starent disputes a portion of an invoice, Starent will not withhold payment of undisputed amounts. All payments hereunder shall be made by wire transfer to such bank and account as Mavenir may from time to time designate in writing. All payments shall be made in U.S. Dollars. Whenever any payment hereunder shall be stated to be due on a day which is not a day that banks are open for business in Boston, Massachusetts (a “Business Day”), such payment shall be made on the immediately succeeding Business Day. Payments hereunder shall be considered to be made as of the day on which they are received at Mavenir’s designated bank. Any amounts payable by Starent hereunder which remain unpaid after the due date shall be subject to a late charge equal to the lesser of 1.25% per month or the maximum rate allowed by law.

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5.5 Milestone Invoicing; Holdbacks.

(a) With respect to any purchase order, or portion thereof, that designates fees to be paid on a milestone basis, Mavenir may invoice Starent for the amount set forth as the “Amount” to be invoiced in connection with the applicable “Milestone” upon the occurrence of the “Milestone” (provided that all prior events listed as milestones have previously occurred).

(b) With respect to any purchase order, or portion thereof, that designates fees to be paid on a holdback basis, Mavenir may invoice Starent for 80% of the total amount when due and payable in accordance with the purchase order and may invoice Starent for the aggregate balance of such amounts upon satisfactory completion and Starent’s Acceptance of the Mavenir Products or Mavenir Services.

(c) All amounts payable under this Agreement are exclusive of tax. Starent shall pay any taxes, including sales, use, personal property, value-added, excise, customs fees, import duties or stamp duties or other taxes and duties imposed by governmental agencies of whatever kind and imposed with respect to all transactions under this Agreement including penalties and interest but specifically excluding any income taxes payable by Mavenir.

5.6 Starent shall maintain accurate and complete records relating to its activities under this Agreement sufficient for Mavenir to determine Starent’s compliance with the provisions of this Section 5, and shall retain such records for a period of three years after the calendar year in which such activities related. Mavenir shall have the right (not more than once per calendar year), on its own or using an independent auditor or agent, upon thirty (30) days’ prior written notice to Starent, to inspect, during normal business hours and at mutually agreeable times, Starent’s records to verify compliance by Starent with the terms of this Section 5. Starent agrees to cooperate reasonably with Mavenir in any such inspection.

5.7 Prompt Invoicing. Mavenir must not (a) invoice Starent more than ninety (90) days after Mavenir is permitted to issue an invoice under this Agreement (“Late Invoices”) or (b) initially raise a claim for payment under a previously issued invoice more than 365 days after the invoice date (“Late Claims”). Starent is not obligated to pay Late Invoices or Late Claims and Mavenir waives all rights and remedies related to Late Invoices and Late Claims.

5.8 Delivery. Starent shall from time to time place written purchase orders for Mavenir Products under this Agreement. Orders shall specify the quantity of Mavenir Products to be delivered, delivery destination, and a requested shipment date. Mavenir shall ship all Mavenir Products in accordance with the lead-time or delivery date that is set forth on a purchase order and accepted by Mavenir, provided that, in no event shall any lead-time less than twelve (12) weeks before the requested customer delivery dates be effective under any purchase order unless accepted in writing by Mavenir. If Mavenir accepts the purchase order but is unable to ship the Mavenir Products by the agreed upon shipment date, and such delay results in Starent paying damages to an End User or Distributor, then Mavenir shall reimburse Starent for such damages to the extent specifically caused by Mavenir’s delay, such damages not to exceed the delay damages set forth in

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Starent’s agreement with its End User or Distributor. At Starent’s option, such credit shall be paid in cash or applied against future purchases and reflected in future invoices. Mavenir shall accept or reject each purchase order submitted by Starent within five (5) business days of Mavenir’s receipt of such purchase order. If Mavenir does not reject an order within five (5) business days of receipt, the order will be deemed accepted. If Mavenir is more than 30 days late in shipping any Deliverables specified in the applicable purchase order, Starent may, without liability, terminate any undelivered portion of the purchase order and any other undelivered purchase orders for the same or substantially similar Deliverables. Starent’s acceptance of all or any part of the Deliverables does not waive any claim that Starent may have for delay damages under this Section.

5.9 Shipping Terms. All deliveries under this Agreement shall be FCA Mavenir’s facility (Incoterms 2000). Title to all Mavenir Products will pass to Starent upon delivery. In the absence of specific shipping instructions from Starent, Mavenir will select a common and/or freight forwarder carrier. Mavenir will ship Mavenir Products to the location specified in the applicable purchase order using the method of shipping and the carrier specified in the applicable purchase order. In the absence of written shipping directions, Mavenir will select the carrier and insurance that is consistent with the Parties’ past practice, using Mavenir’s reasonable commercial efforts. All shipments will be identified with large, easily readable type, including the shipping location, the purchase order number, and any other special purchase or shipping instructions required by Starent. Mavenir may not ship partial orders of Mavenir Products without Starent’s prior written consent.

5.10 Issuance of Warrant. Upon execution of this Agreement, Mavenir shall execute and deliver to Starent the Warrant. Mavenir represents that it has reserved a sufficient number of shares of its Series C Convertible Preferred Stock (“Series C Shares”) to permit the full exercise of the Warrant, and agrees to maintain during the term of the Warrant a sufficient number of Series C Shares to permit exercise of the Warrant in accordance with its terms.

5.11 No Volume Commitment. This Agreement does not commit Starent to purchase any Mavenir Product or Mavenir Services. Starent’s issuance of a purchase order referencing this Agreement is Starent’s agreement to pay for Mavenir Products or Mavenir Services.

6. ACCEPTANCE, ROADMAP, DEVELOPMENT, SUPPORT

6.1 Acceptance. Acceptance of Deliverables will occur after Starent or Starent’s End User or Distributor submits to Mavenir a written, signed certificate confirming the Deliverables conform with the Acceptance Criteria (“Acceptance”). Starent shall provide prompt notification to Mavenir of any acceptance by an End User or Distributor pursuant to the terms of such End User or Distributor agreement within five (5) days of receipt of such acceptance. If Starent or its End User notifies Mavenir that the Deliverable does not meet the Acceptance Criteria, Mavenir will promptly investigate the alleged nonconformity and will correct such nonconformity within five (5) business days (or as otherwise reasonably required given the nature of the nonconformity). Upon Mavenir’s notice to Starent that Mavenir has cured such nonconformity, Starent or Starent’s End User or Distributor will re-test the defective Deliverable. If the Deliverable again fails the applicable Acceptance Criteria, Starent or Starent’s End User or Distributor may return the rejected Deliverables to Mavenir and may suspend or cancel any existing or future purchase orders for the same or similar Deliverables which has not passed Acceptance or which is dependent on another Mavenir Product that has not passed Acceptance, and obtain replacement deliverable(s) from third parties at Mavenir’s expense.

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6.2 Mavenir’s Roadmap; Changes to Specifications. Mavenir will provide Starent with Mavenir’s product roadmap, as updated from time to time by Mavenir. In addition, Mavenir may not materially modify Deliverables that Starent has already purchased or licensed under this Agreement in such a way that will materially adversely affect functionality or performance of such Deliverables without at least ninety (90) days’ prior written notice to Starent. Examples of such material modifications include: (i) modifying the operation of the Deliverables from the level of performance set forth in any specification; (ii) affecting the performance or functionality of Deliverables; and (iii) engineering changes that affect installation or configuration of the Deliverables.

6.3 Replacement Parts. Mavenir will continue to manufacture or otherwise provide replacement parts to support any Deliverable purchased by Starent for at least five (5) years after the end of life of any Mavenir Product. Mavenir will provide Starent with at least twelve (12) months’ advanced written notice of the issuance of any end of life notice for any Mavenir Product.

6.4 Chronic Conditions

(a) Definition. A Deliverable is considered “chronically defective” when a documented, repetitive defect occurs more than three (3) times over thirty (30) days in any single unit of Deliverable, or when a documented, repetitive defect occurs in multiple units of a Deliverable when those units represent more than 25% of the existing field population in a given metropolitan area of such Deliverables distributed by Starent, which is attributable to a failure of the Deliverable to perform in accordance with its specifications. Starent will provide reasonable documentation to support its final decision on the existence of a chronic condition.

(b) Remedies. If Starent determines that a Deliverable is chronically defective and Starent provides Mavenir with written notice of such status, Mavenir will submit to Starent a remedial plan within five (5) business days of receiving Starent’s chronic condition notice. Starent will review and approve or disapprove the plan within 5 days. If Starent accepts the plan, Mavenir will accept return of all chronically defective Deliverables and replace the chronically defective Deliverables according to the approved plan. If Starent does not accept the plan, in exchange for the returned Deliverables, Mavenir shall provide Starent with equivalent replacement Deliverables, which resolves the chronically defective Deliverables, at [***].

6.5 Malicious Technology. Mavenir warrants that at the time of delivery the Deliverables will not: (i) contain any Malicious Technology, (ii) contain any files or features that will disable or destroy any functionality of the Deliverables, (iii) monitor any use of the Deliverables; (iv) replicate, transmit or activate itself without control of a person operating the computing equipment on which it resides; or (v) alter, damage or erase any data or computer programs without control of a person operating the computing equipment on which it resides. If Mavenir is in breach of this subsection, no “right to cure” period will apply. Starent reserves the right to pursue any available civil or criminal action against Mavenir for violation of this provision. Mavenir acknowledges that it does not have any right to electronically repossess or use any electronic self-help related to the Deliverables.

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*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

6.6 Compatibility. Mavenir warrants that its Software will be backwards compatible to N-2 major releases to the current release, where “N-2” refers to the number to the left of the decimal point of the software release. For example, a current software release will be backwards compatible with the prior two (2) major releases.

6.7 Development.

(a) Mavenir agrees to develop certain solutions (collectively, the “Solutions”) for Starent as set forth in the Statement of Work (the “SOW”) attached hereto as Appendix G. The Parties agree that the timely development of the Solutions is critical to the success of the Parties’ relationship and their go-to-market strategies, and that Starent considers the timely development of the Solutions as core to its decision to invest in Mavenir and to enter into this Agreement with Mavenir. As a result, the Parties have agreed to establish a total of three milestones in connection with the development of the Solutions, as more fully set forth in the SOW (each, a “Milestone” and collectively, the “Milestones”). Each Milestone shall be completed on or before the date set forth in the SOW with respect to such Milestone (each, a “Milestone Date”), except as otherwise set forth herein. In the event that Starent believes that any Milestone will not be achieved due to circumstances that are beyond the reasonable control of Mavenir, then the Parties will negotiate a reasonable, extended Milestone Date for such Milestone. To assure prompt performance of the Milestones, the Parties have agreed that Mavenir shall be subject to liquidated damages in the aggregate amount of up to $[***] (US) (the “Liquidated Damages”), which amount shall be divided evenly among the three Milestones as set forth in the SOW. Accordingly, the Parties agree that, in the event Mavenir fails to achieve any Milestone and Mavenir fails to cure such failure on or before the expiration of the applicable Milestone Cure Period (defined below), Mavenir shall pay to Starent in cash, immediately upon the expiration of the applicable Milestone Cure Period, the applicable Liquidated Damage set forth in the SOW which corresponds to the milestone for which Mavenir is the cause of the failure to achieve. The aggregate Liquidated Damages are payable in full to Starent notwithstanding any limitation of liability provision set forth in Section 13. The “Milestone Cure Period” shall commence upon Mavenir’s receipt of written notice from Starent of any alleged missed milestone, and (a) with respect to the Milestone 1, shall be for a period of ninety (90) days, and (b) with respect to Milestones 2 and 3, shall be for a period of thirty (30) days. If any Milestone Cure Period shall expire without Mavenir having cured its failure to achieve such milestone, Starent shall not be required to provide Mavenir with any demand or notice of any nature whatsoever in connection with the assessment, payment or collection of any Liquidated Damage. The Parties agree that damages incurred by Starent resulting from any uncured delay would be substantial and difficult to ascertain, and that the Liquidated Damages provide a reasonable and agreed-upon estimate of such damages. In no event shall Mavenir be liable for any Liquidated Damages if the failure to achieve any Milestone or cure any such failure within the applicable Milestone Cure Period for such Milestone is primarily caused by or attributable to a party other than Mavenir.

(b) In the event that the Milestone Date for any Milestone is extended to a date more than three (3) years following the date of this Agreement for any reason, then the Liquidated Damages potentially payable by Mavenir with respect to the failure to achieve such Milestone on or before its Milestone Date shall terminate as of the close of business on the third anniversary of the date of this Agreement and Mavenir shall no longer be subject to Liquidated Damages with respect to that Milestone.

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*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

6.8 Business Reviews. Starent may request that quarterly business reviews be held between Starent and Mavenir to review delivery performance, quality metrics, or any other relevant information related to the performance of Mavenir. Additionally, Starent may request that Mavenir provide regular reports regarding delivery performance, quality metrics, or other relevant information if deemed necessary by Starent.

7. CO-MARKETING/PRE-SALES COOPERATION

7.1 The Parties will work together to mutually prioritize target customers, define sales engagement models and outline specific roles and responsibilities of the respective organizations involved in promoting the Mavenir Products in conjunction with use of the Starent Product.

7.2 The Parties will work together to mutually develop marketing strategies and customer value propositions for the Mavenir Products by Starent in conjunction with the Starent Product.

7.3 During any exclusivity period pursuant to Section 2.7 with respect to the sale of Mavenir Products to a customer or potential customer, Starent shall drive all interactions with, and be the sole contact with, such customer or potential customer. Starent shall drive all interactions with, and be the sole contact with, Starent’s customers, prospective customers and partners, including, without limitation, the Starent House Account Customers set forth on Appendix E, with respect to the sale of Starent Product. Mavenir will support Starent’s efforts as requested by Starent from time to time in connection therewith, and in connection with any bid and proposal in which Starent intends to bid Mavenir Product, whether or not rebranded by Starent. Mavenir shall not make any statements, representations or commitments of any kind on behalf of Starent with any third party, including, without limitation, any Starent House Account Customer or any other existing or potential customer.

7.4 During the term of this Agreement and for a period of one year following termination of or expiration of this Agreement, Mavenir shall not compete with Starent with respect to the CDMA Femto Solution within the Territory; provided, however, that the Parties agree that Mavenir may continue its existing business relationship with Motorola solely with respect to the RFP issued by Sprint for a Femto solution, and not other business opportunity with Motoroal. Mavenir agrees to work with Starent as contemplated by this Section 7 in connection with each Starent House Account Customer identified in Appendix E, as long as Starent has an existing contractual relationship with such customer.

7.5 Starent and Mavenir will conduct regular review of progress with such customers. Mavenir agrees to work with Starent in all markets within the Territory.

7.6 The Parties’ collaboration obligations under this Agreement are non-exclusive and, except as and solely to the extent expressly set forth in Section 2.7, and except with respect to each Party’s confidentiality obligations regarding the use of the other party’s Confidential

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Information, neither Party is precluded or limited by this Agreement from deploying, offering, promoting or developing, whether alone or in collaboration with others, any software, services, platforms or products that compete with the software developed under this Agreement or the other party’s software, services, platforms or products, nor is either party obligated to disclose to the other any third parties with whom such party collaborates on any of the foregoing.

8. OWNERSHIP OF INTELLECTUAL PROPERTY

8.1 Mavenir Products. Starent acknowledges and agrees that (i) Mavenir shall retain all of its Intellectual Property associated with the Mavenir Products, including without limitation, any improvements or modifications made by Mavenir to the Mavenir Products arising out of, relating to or resulting from this Agreement; and (ii) Starent has no right or license to Mavenir’s Intellectual Property or products, except as expressly set forth in this Agreement. Starent shall own the Intellectual Property associated with any improvements or modifications to the Mavenir Products made by Starent (the “Starent Modifications”) to the extent and only to the extent that such Intellectual Property does not incorporate any Mavenir Products or Mavenir Intellectual Property. To be clear, Starent shall not own nor have any ownership rights in any Mavenir Products, Mavenir Intellectual Property or any improvements or modifications to the Mavenir Products solely made by Mavenir. Furthermore, Mavenir shall have a perpetual, nonexclusive, fully transferable, sublicensable, royalty-free, worldwide license to use, disclose, reproduce, sell, import, distribute (regardless of the number of layers of distribution), make, have made, license, sublicense and otherwise exploit the Starent Modifications in connection with the Mavenir Products.

8.2 Starent Product. Mavenir acknowledges and agrees that (i) Starent shall retain all Intellectual Property associated with the Starent Product, including without limitation, any improvements or modifications made by Starent to such Starent Product arising out of, relating to or resulting from this Agreement; and (ii) Mavenir has no right or license to any of Starent’s Intellectual Property or products. Mavenir shall own the Intellectual Property associated with any improvements or modifications to the Starent Products made by Mavenir (the “Mavenir Modifications”) to the extent and only to the extent that such Intellectual Property does not incorporate any Starent Products or Starent Intellectual Property. To be clear, Mavenir shall not own nor have any ownership rights in any Starent Products, Starent Intellectual Property or any improvements or modifications to the Starent Products solely made by Starent. Furthermore, Starent shall have a perpetual, nonexclusive, fully transferable, sublicensable, royalty-free, worldwide license to use, disclose, reproduce, sell, import, distribute (regardless of the number of layers of distribution), make, have made, license, sublicense and otherwise exploit the Starent Modifications in connection with the Starent Products.

8.3 Assignments. Each Party agrees to execute such documentation from time to time as is reasonably necessary for the other Party to establish and enforce its rights under this Section 8.

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9. CONFIDENTIALITY

9.1 Confidentiality Obligation. Each of Starent and Mavenir in the capacity of receiving information from the other Party (the “Receiving Party”) shall keep strictly confidential any information disclosed in writing, orally or in any other manner by the other Party (the “Disclosing Party”) or otherwise made available to the Receiving Party concerning the Disclosing Party’s performance of this Agreement or otherwise concerning pricing, the business, operations, Intellectual Property, trade secrets or other proprietary information of the Disclosing Party, provided that such written information is marked as confidential or proprietary and such oral information is identified as confidential or proprietary at or within three (3) days after the time of disclosure (“Confidential Information”), using at least the same degree of care that it uses to protect its own confidential or proprietary information but in no event less than reasonable care for the telecommunications software industry. “Confidential Information” shall not include information:

(a) which is or becomes generally available to the public other than as a result of disclosure thereof by the Receiving Party in violation of this Section 9;

(b) which is lawfully received by the Receiving Party on a non-confidential basis from a third party that is not itself under any obligation of confidentiality or nondisclosure to the Disclosing Party with respect to such information;

(c) which by written evidence can be shown by the Receiving Party to have been independently developed by the Receiving Party; or

(d) which was in the Receiving Party’s possession at the time of disclosure by the Disclosing Party.

9.2 Nondisclosure of Confidential Information. The Receiving Party shall use Confidential Information solely for the purposes of this Agreement and shall not disclose or disseminate any Confidential Information to any Person at any time, except for disclosure to those of its directors, officers, employees, accountants, attorneys, advisers and agents whose duties reasonably require them to have access to such Confidential Information, provided that such directors, officers, employees, accountants, attorneys, advisers and agents are required to maintain the confidentiality of such Confidential Information to the same extent as if they were Parties hereto.

9.3 Independent Development/Use of Residuals. The terms of confidentiality under this Section 9 shall not be construed to limit either the Disclosing Party or the Receiving Party’s right to independently develop or acquire products without use of the other party’s Confidential Information. Further, the Receiving Party shall be free to use for any purpose the residuals resulting from access to or work with the Confidential Information of the Disclosing Party, provided that the Receiving Party shall not disclose the Confidential Information except as expressly permitted pursuant to the terms of this Agreement. The term “residuals” means information in intangible form, which is retained in memory by persons who have had access to the Confidential Information, including ideas, concepts, know-how or techniques contained herein. The Receiving Party shall not have any obligation to limit or restrict the assignment of such persons or to or to pay royalties for any work resulting from the use of residuals. However, this Section 9.3 shall not be deemed to grant to the Receiving Party a license under the Disclosing Party’s copyrights or patents.

9.4 Press Releases. No Party to this Agreement shall originate any publicity, news release or other public announcement, written or oral, whether relating to this Agreement or any arrangement between the Parties, without the prior written consent of the other Party, except to the extent such publicity, news release or other public announcement is required by law; provided

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that in such event, the Party issuing same shall use its reasonable efforts to secure confidential treatment of such information in consultation with the other Party prior to its disclosure or filing and disclose only the minimum necessary to comply with such requirements, shall still be required to consult with the other Party or Parties named in such publicity, news release or public announcement a reasonable time (being not less than 48 hours) prior to its release to allow the named Party or Parties to comment on the use of its name and, after its release, shall provide the named Party or Parties with a copy thereof. Neither Party shall use the name of the other for advertising or promotional claims without the prior written consent of the other Party.

9.5 Exception. The foregoing confidentiality and nondisclosure obligations shall not prohibit the disclosure of Confidential Information, to the extent such disclosure is required by law or by regulation; provided, however, that, in such event, the Party required by law or by regulation to provide such disclosure shall provide the other Party with prompt advance notice of such disclosure so that the other Party has the opportunity if it so desires to seek a protective order or other appropriate remedy and in such event the Party required by law or by regulation to provide such disclosure shall use its reasonable efforts to secure confidential treatment of such information in consultation with the other Party prior to its disclosure or filing and disclose only the minimum necessary to comply with such requirements.

9.6 Feedback. The Receiving Party may from time to time provide suggestions, comments or other feedback (“Feedback”) to the Disclosing Party regarding the Disclosing Party’s products with respect to Confidential Information provided originally by the Disclosing Party. Both Parties agree that all Feedback is and shall be given entirely voluntarily. Feedback, even if designated as confidential by the Party offering Feedback, shall not, absent a separate written agreement, create any confidentiality obligation for the receiver of the Feedback. Furthermore, except as otherwise provided in a separate subsequent written agreement between the Parties, the receiver of the Feedback shall be free to use, disclose, reproduce, license or otherwise distribute, and exploit the Feedback provided to it, royalty free, entirely without obligation or restriction of any kind on account of intellectual property rights or otherwise.

10. WARRANTIES AND COVENANT

10.1 Mutual Warranties. Each Party represents and warrants to the other Party that:

(a) the execution and delivery of this Agreement will not violate any applicable statute rule or regulation to which such Party is subject, or conflict with, result in a breach of, or constitute a default under any agreement to which such Party is a party;

(b) such Party has obtained all necessary approvals to enter into this Agreement and to perform its obligations hereunder; and

(c) in performing this Agreement, each party will comply with all applicable laws, regulations, rules, orders, and other requirements of governmental and other authorities having jurisdiction of such party.

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10.2 Mavenir Warranty. A. Mavenir Products. Mavenir represents and warrants to Starent:

(a) for a period of twelve (12) months from the date of final acceptance by the End User, the Mavenir Software shall function substantially in the manner described in the Mavenir Documentation;

(b) for a period of twelve (12) months from the date of final acceptance by the End User, the Mavenir Hardware shall be free from defects in materials and workmanship;

(c) the Mavenir Hardware and Mavenir Software (i) do not and will not infringe any patent, copyright, trade secret, or other intellectual property or proprietary right held by any third party other than patents; and (ii) do not include any third party software that is incorporated in a manner which is not in compliance with any license or other requirements applicable thereto; and

(d) no claims, actions or proceedings are pending or threatened in writing against Mavenir that would, if adversely determined, reasonably be expected to have an adverse effect on Mavenir’s ability to perform its obligations under this Agreement.

(e) that any open source software included in any Mavenir Product sold or licensed hereunder shall not cause any product or software owned or used by Starent or any End User to become open source software.

B. Mavenir Services. Mavenir warrants that the Mavenir Services shall be acceptable to Starent and shall be performed in a professional and workmanlike manner consistent with generally accepted industry standards.

10.3 Remedies. Mavenir will promptly and at no charge to Starent (i) re-perform any Mavenir Services that do not meet the requirements of this Agreement and (ii) correct all failures of any Deliverables hereunder to perform in accordance with the requirements of this Agreement. Starent will promptly notify Mavenir in writing of any such failure. In the event of any breach of warranty hereunder, Starent shall return the Deliverables to Mavenir, at Mavenir’s expense, for correction or replacement or credit, even if the period to perform those corrections extends beyond the Deliverables’ warranty period (provided that notice of such warranty claim was provided to Mavenir prior to the end of the applicable warranty period). No remedy set forth in this Agreement (except to the extent specifically stated herein) is intended to be exclusive of any other remedy, and each remedy will be in addition to every other remedy given hereunder, or now or hereafter existing at law, in equity, by statute, or otherwise.

10.4 EXCEPT FOR THE EXPRESS WARRANTIES PROVIDED IN THIS SECTION, MAVENIR DISCLAIMS ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. EXCEPT WITH RESPECT TO THE EXPRESS WARRANTIES PROVIDED BY MAVENIR UNDER THIS AGREEMENT, STARENT SHALL NOT MAKE ANY OTHER WARRANTY COMMITMENT, WHETHER WRITTEN OR ORAL, ON MAVENIR’S BEHALF.

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11. INDEMNIFICATION

11.1 Indemnity.

(a) Mavenir Indemnity. Mavenir agrees to indemnify, defend and hold harmless Starent and its Affiliates, officers, directors, employees, customers and agents from and against any and all third party claims or actions of any kind whatsoever, arising directly or indirectly out of claims that the use, distribution, sublicensing, or sale of the Mavenir Products, the use of any Mavenir Trademarks, or the provision of Mavenir Services hereunder infringes on a patent, trademark, trade name, copyright or other intellectual property right of a third party or constitutes a misappropriation of the trade secrets of a third party. Such indemnity shall extend to the payment of any final award of damages assessed against Starent resulting from such claim or action or any settlement amount agreed to by Mavenir, as well as any costs and attorneys’ fees reasonably incurred by Starent. Such obligations are subject to Starent providing Mavenir with prompt written notice of any such claim; Mavenir having sole control and authority with respect to the defense and settlement of any such claim; and Starent cooperating fully with Mavenir, at Mavenir’s sole cost and expense, in the defense of any such claim. Mavenir shall not agree to any settlement of any such claim that does not include a complete release of Starent from all liability with respect thereto or that imposes any liability, obligation or restriction on Starent with the prior written consent of Starent. Starent may participate in the defense of any claim through its own counsel, and at its own expense.

(b) General Indemnity. Each Party agrees to indemnify, defend, and hold harmless the other Party and its Affiliates, officers, directors, employees, and agents from and against any and all third party claims or actions of any kind whatsoever, arising directly or indirectly from such Party’s intentional or grossly negligent actions.

11.2 Procedure. In the event that the use, distribution, sublicensing, or sale of any Mavenir Product infringes on the a patent, copyright or other intellectual property right of a third party or constitutes a misappropriation of the trade secrets of a third party or if Mavenir reasonably believes that the use, distribution, sublicensing, or sale of any Mavenir Product may constitute such an infringement or a misappropriation, Mavenir shall, at its sole cost and expense, and at its option, either (i) procure for Starent and its Distributors and End Users the right to continue to exercise its rights to such Mavenir Product hereunder, (ii) modify such Mavenir Product so that it becomes non-infringing or no longer constitutes a misappropriation, without diminishing the functionality or performance of such Mavenir Product; provided, however, that if (i) and (ii) are not reasonably possible, then Mavenir shall have the right to terminate this Agreement by giving Starent sixty (60) days prior written notice and providing a refund of all amounts paid by Starent for such infringing Mavenir Product and all less depreciation for use assuming straight line depreciation over a period of five (5) years commencing upon delivery of the applicable Mavenir Product. Nothing in this Section 11 shall enable Mavenir to terminate a license of a Mavenir Product to any End User.

11.3 Exclusions. Mavenir shall have no obligation for any claim of infringement to the extent arising from: (i) any combination of a Mavenir Product with products not supplied by Mavenir, where such infringement would not have occurred but for such combination; (ii) the adaptation or modification of a Mavenir Product by Starent or any third party, where such infringement would not have occurred but for such adaptation or modification; (iii) a claim based on a Starent Product or intellectual property rights owned by Starent; (iv) use of any Mavenir Products in a manner not strictly in accordance with this Agreement; (v) Mavenir’s modification of any Mavenir Products in compliance with Starent’s designs or specifications, provided that such designs

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or specifications did not allow for a non-infringing alternative; or (vi) use of other than Mavenir’s most current release of the Mavenir Products provided to Starent at no charge if the claim or action would have been avoided by use of the most current release. Starent will defend, or at its option settle, and indemnify Mavenir for any claims brought against Mavenir referred to in clause (iii) of this subsection in the same manner as provided above.

11.4 THE FOREGOING STATES THE PARTIES’ SOLE OBLIGATIONS AND EXCLUSIVE REMEDIES FOR INTELLECTUAL PROPERTY RIGHTS INFRINGEMENT.

12. ESCROW

12.1 Starent, as Beneficiary, and Mavenir, as Depositor, each hereby agrees to enter into the Escrow Agreement on the Effective Date, together with Exhibits A, B and C thereto and all other documents required thereby. Capitalized terms used in this Section 12 but not defined herein shall have the meanings set forth in the Escrow Agreement.

12.2 Mavenir further agrees (i) that the Deposit Materials (as defined in the Escrow Agreement) shall include all source code, object code and documentation relating to the Mavenir Products covered by this Agreement to enable Starent only in the event of a release event (A) to modify, enhance and create derivative works of the Mavenir Software incorporated into the CDMA Femto Solution only and (B) to enable Starent to perform Mavenir’s support and maintenance obligations hereunder with respect to all Mavenir Products that Starent has sold to Distributors and End Users pursuant to this Agreement and (ii) to deposit the Deposit Materials with Iron Mountain (as Escrow Agent) simultaneously herewith, if such Deposit Materials have not already been deposited with Iron Mountain, and to supplement the Deposit Materials with all necessary documentation and source code for each Software Update and Software Upgrade provided to Starent in object code form hereunder within fifteen (15) days of the end of each calendar quarter. The Parties agree that (a) with respect to release events described in Section 12.5(a)—(d), the Deposit Materials to be released shall be those Deposit Materials relating only to such Mavenir Products that Starent has sold to Distributors and End Users during the term of this Agreement, as reflected by the records of Mavenir and (b) with respect to the release event described in Section 12.5(e), the Deposit Materials to be released shall be those Deposit Materials relating only to the CDMA Femto Solution. For the avoidance of doubt, the Deposit Materials for the CDMA Femto Solution shall include all source code necessary for the Mavenir platform and Mavenir Products contained within the CDMA Femto Solution, the assignment of all rights to all third party product that contained within such platform and products, and all documentation necessary for the manufacture and sale of the Mavenir Hardware.

12.3 Mavenir will negotiate in good faith to provide similar escrow terms to customers and Distributors of the Mavenir Products that require such terms in order to acquire such products from, or resell such products for, Starent.

12.4 Mavenir and Starent shall each pay [***] for adding Starent as a beneficiary.

12.5 During the term of this Agreement, the Parties agree to include the following release events in the Escrow Agreement with respect to the Mavenir Products:

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*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(a) Mavenir is determined to be insolvent by a court of competent jurisdiction, a court of competent jurisdiction enters an order or decree under Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, “Bankruptcy Law”) that is for relief with respect to Mavenir, Mavenir makes a general assignment for the benefit of its creditors, or Mavenir commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any Bankruptcy Law (if such insolvency or related event is not lifted within 30 days);

(b) Mavenir ceases to do business as a going concern for more than 30 days (other than the acquisition of Mavenir, whether by merger, consolidation, reorganization, stock purchase or otherwise, or by the acquisition of all or substantially all of its assets);

(c) a receiver or custodian is appointed for the business of Mavenir and such receiver or custodian is not dismissed within 30 days;

(d) Mavenir is dissolved or liquidated pursuant to any law in force for the winding up or liquidation of corporations or other entities; and

(e) Starent terminates this Agreement pursuant to Section 14.1 hereof for Mavenir’s material breach or material failure of performance of its obligations under this Agreement, following Mavenir’s failure to cure such material breach or material failure prior to the end of the cure period set forth in Section 14.1.

(f) any material and repeated failure by any successor to Mavenir, whether by merger, sale of assets or otherwise, to perform Mavenir’s obligations hereunder, including, without limitation, Mavenir’s maintenance and support and development obligations set forth in Appendix C.

Notwithstanding anything herein to the contrary, in no event shall the acquisition of Mavenir, whether by merger, consolidation, reorganization, stock purchase or otherwise, or by the acquisition of all or substantially all of its assets, be deemed to be a release event under this Agreement or the Escrow Agreement.

12.6 Upon a release event under the Escrow Agreement Mavenir hereby grants to Starent (a) with respect to the Deposit Materials for the CDMA Femto Solution released pursuant to the release events described in Section 12.5(a)-(e), a royalty-bearing, worldwide, perpetual license to access, use, copy, modify and create derivative works of the source code for the Mavenir Software incorporated into the CDMA Femto Solution and to make, have made, use, import, offer to sell and sell the CDMA Femto Solution, and (b) with respect to the Deposit Materials for the Mavenir Products released pursuant to Sections 12.5(a)-(d), other than the CDMA Femto Solution, that Starent has sold to Distributors and End Users during the term of this Agreement, a limited, personal, non-assignable, non-transferable, non-sublicensable, royalty-free license to internally use the Deposit Materials for such Mavenir Products solely for the support and maintenance of such Mavenir Products to Starent’s Distributors and End Users, and to issue additional licenses to such distributors and end users. In exchange for the license provided in Section 12.6(a) and the addiotnal licenses issued pursuant to Section 12.6 (b) above, Starent shall pay to Mavenir or its successor-in interest a royalty of [***] of the Net Sales from each sale or license of such Mavenir

Confidential and Proprietary	Page 23

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Products, up to a maximum of [***] in the one year period commencing on the first sale or license by Starent pursuant to this Section 12.6 and in each one year period commencing on each anniversary of such date thereafter. In such event, Starent will not owe any fees hereunder in exchange for such sale or license of the applicable Mavenir Product. For the purposes of this Section 12.6, “Net Sales” shall mean the actual amounts received by Starent from the sale or license of the applicable Mavenir product, less (i) taxes, (ii) rebates and refunds, (iii) sales commissions payable to third parties and (iv) shipping and insurance costs. Starent shall own all Intellectual Property rights in all modifications, enhancements and derivative works created by Starent pursuant to this Section 12.6 with respect to the CDMA Femto solution only, and Mavenir shall own all Intellectual Property rights in all modifications, enhancements and derivative works created by Starent pursuant to this Section 12.6 with respect to all Mavenir Products other than the CDMA Femto solution.

13. LIMITATION OF LIABILITY

13.1 EXCEPT FOR EACH PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 11, VIOLATIONS OF A PARTY’S CONFIDENTIALITY OBLIGATIONS, MAVENIR’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 16.4, AND THE VIOLATION OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR TO ANY THIRD PARTY FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, PUNITIVE, MULTIPLE OR OTHER INDIRECT DAMAGES, OR FOR LOSS OF PROFITS, LOSS OF DATA OR LOSS OF USE DAMAGES, ARISING OUT OF THIS AGREEMENT, WHETHER BASED UPON WARRANTY, CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

13.2 EXCEPT FOR EACH PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 11, VIOLATIONS OF A PARTY’S CONFIDENTIALITY OBLIGATIONS, MAVENIR’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 17.5, THE VIOLATION OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS, MAVENIR’S BREACH OF SECTION 5.10 TO DELIVER THE WARRANT, AND STARENT’S FAILURE TO PAY AMOUNTS DUE HEREUNDER, IN NO EVENT SHALL (I) STARENT’S LIABILITY UNDER THIS AGREEMENT EXCEED THE AGGREGATE AMOUNT OF FEES PAID BY STARENT UNDER THIS AGREEMENT, AND (II) MAVENIR’S LIABILITY UNDER THIS AGREEMENT EXCEED THE AGGREGATE AMOUNT OF LIABILITY FOR WHICH STARENT MAY BE LIABLE UNDER THE “LIMITATION OF LIABILITY” PROVISIONS OF ITS APPLICABLE CONTRACT WITH ITS DISTRIBUTOR OR END USER UNDER THIS AGREEMENT PLUS ALL LIQUIDATED DAMAGES ARISING IN FAVOR OF STARENT UNDER THIS AGREEMENT.

14. TERM AND TERMINATION

14.1 Term; Voluntary Termination. This Agreement shall continue in full force and effect until the fourth (4th) anniversary of the Effective Date, provided that Starent may elect by written notice to Mavenir not less than sixty (60) days prior to the expiration of this Agreement to extend this Agreement for up to two (2) additional one (1) year terms. This Agreement shall then be

Confidential and Proprietary	Page 24

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

renewed automatically on every anniversary thereof, unless, within sixty (60) days prior to each anniversary of the Effective Date, a Party delivers written notice of termination to the other Party. If a Party materially breaches, or materially fails to perform, its obligations under this Agreement and fails to cure such breach or nonperformance within thirty (30) days after receiving written notice thereof, the non-breaching Party in its sole discretion may terminate this Agreement upon prior notice to the defaulting Party.

14.2 Effect of Termination or Expiration. In the event of expiration or termination of this Agreement, (a) all outstanding payment obligations will continue to apply; (b) neither Party shall be deemed to release the other Party hereto from any liability which at such time has already accrued or which thereafter accrues from a breach or default prior to such termination, provided that neither Party shall have any obligation to the other Party, or to any employee of the other Party, for compensation or for damages of any kind, whether on account of the loss by the other Party or such employee of present or prospective sales, investments, compensation or goodwill as a result of such termination or expiration, (c) all licenses for the Mavenir Software previously distributed by Starent, or for which Starent has contractually committed to deliver prior to such termination, shall continue in full force and effect (unless otherwise provided herein), (d) provided this Agreement is not terminated by Mavenir as a result of breach of the license granted hereunder, (i) Starent shall continue to have a license to use the Mavenir Software solely to support and maintain all End Users, and (ii) Mavenir shall return to Starent all support fees paid for the most recent support period, if any, prorated to reflect the portion of such support period which has expired prior to such expiration or termination. Each Party, for itself and on behalf of each of its employees and sub-Distributors, hereby waives any rights which are not expressly granted to it or them by this Agreement.

14.3 Survival. All clauses in the Agreement, that by their sense and context should survive the expiration or termination of this Agreement, shall survive expiration or termination of this Agreement. Within thirty (30) calendar days after termination of this Agreement, Starent shall pay to Mavenir all undisputed sums then due and owing which are not subject to setoff. Any other such undisputed sums which are not subject to setoff shall subsequently be promptly paid as they become due and owing. Notwithstanding the termination of this Agreement, all End User sublicenses, which have been granted by Starent and/or its Distributors pursuant to this Agreement prior to its termination, shall also survive (unless otherwise provided herein). Notwithstanding the termination of this Agreement for any or no reason, Mavenir shall offer Maintenance and Support services to Starent under its then current published pricing, for all Mavenir Products already deployed by Starent at the time of expiration or termination, for at least five (5) years from the last commercial sale of the Mavenir Product by Starent prior to such expiration or termination unless Starent ceases to pay all Support Fees.

15. INSURANCE.

15.1 General Requirements; Minimum Insurance Coverage. Mavenir will obtain and maintain during the term of this Agreement the following minimum insurance coverage:

(a) Commercial general liability, including bodily injury, property damage, personal and advertising injury liability, and contractual liability covering operations, independent contractor and products/completed operations hazards, with limits of not less than $1,000,000 combined single limit per occurrence and $2,000,000 annual aggregate, naming Starent, its Affiliates, officers, directors and employees as additional insureds;

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(b) Workers’ compensation as provided for under any workers’ compensation or similar law in the jurisdiction where work is performed with an employer’s liability limit of not less than $500,000 for bodily injury by accident or disease;

(c) Business auto liability covering ownership, maintenance or use of all owned, hired and non-owned autos with limits of not less than $1,000,000 combined single limit per accident for bodily injury and property damage liability, naming Starent, its officers, directors and employees as additional insureds;

(d) Umbrella/excess liability with limits of not less than $5,000,000 combined single limit per occurrence and annual aggregate in excess of the commercial general liability, business auto liability and employer’s liability, naming Starent, its Affiliates, officers, directors and employees as additional insureds; and

(e) “All Risk” property insurance covering not less than the full replacement cost of Mavenir’s, and its subcontractor, if any, personal property, with a waiver of subrogation in favor of Starent as it is agreed that Starent will not be held liable for loss or damage to any such property from any cause whatsoever. Starent will be named as a loss payee as its interest may appear.

15.2 Subcontractor Insurance Requirements. If Mavenir utilizes subcontractors in performance of this Agreement, the subcontractors must meet the same insurance requirements as the Mavenir. If a subcontractor does not meet the coverage requirements of this Section, subcontractor must either supplement the deficient areas of coverage or Mavenir must certify that Mavenir has acquired sufficient coverage to supplement any deficiency of subcontractor.

15.3 Certificate of Insurance. Mavenir will obtain and maintain the required coverage with insurers with A.M. Best ratings of not less than A-, VII and are licensed to do business in all jurisdictions where work is performed under this Agreement. Mavenir will provide Starent a certificate of insurance, (ACORD Form 25S or equivalent), evidencing that all the required coverages are in force and provide that no policy will be canceled without first giving Starent 30 days’ prior written notice. All policies will be primary to any insurance or self-insurance Starent may maintain for acts or omissions of Mavenir or anyone for whom Mavenir is responsible. Upon request, Mavenir will include copies of relevant endorsements or policy provisions with the required certificate of insurance. At the request of Starent, Mavenir will provide a certified copy of each insurance policy required under this Agreement, provided that Starent has been named as an additional insured on such policy and there has been an occurrence for which such policy provides coverage.

16. ENVIRONMENTAL HEALTH AND SAFETY

16.1 Mavenir shall comply and remain in compliance with industry standards and regulations regarding environmental, health, and safety. Upon request by Starent, Mavenir shall provide Starent, within thirty (30) days of such request or such other period of time as mutually agreed by the parties, with a certificate of compliance with respect to any law, regulation, directive and/or standard set forth herein.

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16.2 Mavenir shall comply and remain in compliance with all regulations, laws and directives in all jurisdictions within the Territory restricting the use of substances, whichever is more stringent, including, but not limited to, implementing the European Directive 2002/95/EC (EU RoHS) and the China Ministry of Information Industry Order No. 39, “Management Methods for Controlling Pollution by Electronic Information Products”, and its associated standards (China RoHS) to the extent Mavenir Products are or are to be used in applications in the scope of such laws, regulations, and/or directives. Mavenir must be in compliance with ISO 14000 or an equivalent environmental management system within sixty (60) days after the Effective Date. Upon the request of Starent, Mavenir shall provide documentation which provies and establishes compliance with ISO 14000 an equivalent environmental management system.

16.3 According to the applicable national laws on waste from electrical and electronic equipment implementing the directive 2002/96/EC (WEEE Directive) the general rule provides that the producer or distributor (Mavenir) shall be responsible for the proper collection and recovery/recycling of waste resulting from electrical and or electronic items delivered to Reseller. Mavenir will, at its own cost and expense, collect the Mavenir Products at Starent’s primary manufacturing facility located at Tewksbury, Massachusetts within ten (10) business days of Mavenir’s receipt of Starent’s request for collection, and recycle such Mavenir Products; provided, however, that Mavenir shall not be obligated to collect such Mavenir Products more than once per calendar quarter.

16.4 Mavenir shall comply with all environmental, health, and safety requirements and standards required by regulation, law and directives in any jurisdiction in which Mavenir Products are sold by Starent and to an End User or Distributor.

16.5 In addition, Mavenir must provide certification on all board and chassis level product to show compliance with the following:

(a) UL60950—Standard for Safety for Information Technology Equipment, 3rd Edition;

(b) European Union EN 60950 (CE Mark);

(c) Telcordia GR-1089-Core, Network Equipment-Building System (NEBS) Requirements: Electromagnetic Compatibility and Electrical Safety Criteria for Network Telecommunication Equipment (NEBS Level 3 Certified);

(d) FCC, Part 15 B, Class A Requirements for Non-residential Equipment;

(e) ETSI EN 300 019;

(f) ETSI 300 386;

(g) ETSI/EN 300 386-2 Electrical Fast Transients;

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(h) SBC TP76200MP;

(i) Telcordia GR-63-Core, Network Equipment-Building System (NEBS) Requirements: Physical Protection;

(j) Taiwan Bureau of Standards, Metrology and Inspection.

17. MISCELLANEOUS

17.1 Entire Agreement. This Agreement supersedes and cancels any previous agreements or understandings, whether oral, written or implied, heretofore in effect, and sets forth the entire agreement between the Parties with respect to the subject matter hereof. No modification or change may be made in this Agreement except by written instrument duly signed by a duly authorized representative of each Party.

17.2 Relationship of the Parties. Nothing herein contained will be construed to imply a joint venture, franchise, partnership or principal-agent relationship between Starent and Mavenir. Each Party shall perform its obligations as an independent contractor. Personnel supplied by either Party will be deemed employees of such Party and will not for any purpose be considered employees or agents of the other Party. Except as may otherwise be provided in this Agreement, each Party shall be solely responsible for the supervision, daily direction and control of its employees and payment of their salaries (including withholding of appropriate payroll taxes), workers’ compensation, disability and other benefits. Neither party has the authority to make any statements, representations or commitments of any kind on behalf of the other party.

17.3 Notices. All notices, reports, requests, acceptances and other communications required or permitted under this Agreement will be in writing. Notices will be deemed given when actually received. All communications will be sent to the receiving Party’s address as first set forth above or to such other address that the receiving Party may have provided for purposes of receiving notices, together with an additional copy at the same address directed to the General Counsel.

17.4 Export. The exportation of Mavenir Products is controlled under the United States Department of Commerce Export Administration Regulations (“EAR”) for National Security and Anti-Terrorism reasons. Starent shall not sell, transfer or otherwise dispose of the Mavenir Products in violation of U.S. export laws. Upon Starent’s request, Mavenir shall provide Starent with all information Mavenir possesses regarding the export classification of the Mavenir Products, as necessary to permit Starent to determine how to comply with all such export restrictions. Mavenir shall indemnify Starent for any claim or damage incurred by Starent and arising as a result of any inaccurate or incomplete information provided by Mavenir which results in any failure to classify, improper classification of Mavenir Products or other liability under EAR. Starent shall indemnify and hold harmless Mavenir for all liability under the EAR other than that which results from any inaccurate or incomplete information provided by Mavenir as described in the immediately preceding sentence. Starent shall include a clause in their agreements with their customers which (i) advises Starent’s customer that the products being sold to the customer may be subject to EAR restrictions and (ii) restricts Starent’s customers’ from exporting or re-exporting such products in violation of U.S. export laws.

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17.5 Binding Nature. This Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

17.6 Contract Interpretation.

(a) Captions; Section Numbers. Article, section and paragraph numbers and captions are provided for convenience of reference and do not constitute a part of this Agreement. Any references to a particular section of this Agreement will be deemed to include reference to any and all subsections thereof.

(b) Neither Party Deemed Drafter. Despite the possibility that one party or its representatives may have prepared the initial draft of this Agreement or any provision or played a greater role in the preparation of subsequent drafts, the Parties agree that neither of them will be deemed the drafter of this Agreement and that, in construing this Agreement, no provision hereof will be construed in favor of one party on the ground that such provision was drafted by the other.

17.7 Force Majeure. Each Party hereto shall be excused from default or delay in the performance of its obligations hereunder if and to the extent that such default or delay is caused by an act of God, or other cause beyond its reasonable control, including but not limited to, work stoppages, war, fires, riots, accident, explosion, flood, storm, or failures or fluctuations in electrical power, heat light, air conditioning or telecommunications equipment. In such event, the nonperforming Party shall be excused from performance as long as such circumstances prevail and shall as soon as practicable notify the other by telephone (to be confirmed promptly in writing) of any actual or anticipated delay.

17.8 Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of this Agreement shall be interpreted so as best to reasonably effect the intent of the parties. The parties further agree to replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such invalid and unenforceable provisions.

17.9 Governing Law; Dispute Resolution.

(a) This Agreement shall be construed and governed according to, and any arbitration hereunder shall apply, the laws of State of New York applicable to contracts made and to be fully performed therein, excluding its principles of conflicts of laws. The Parties agree that the Uniform Computer Information Transaction Act (UCITA), or any version of UCITA adopted by any state, including Delaware, will not govern or be used to interpret this Agreement. The United Nations Convention on Contracts for the International Sale of Goods (UNCCISG) does not apply to this Agreement.

(b) Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally settled by binding arbitration conducted in the English language in New York, New York under the commercial arbitration rules of the American Arbitration Association, which shall administer the arbitration and

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act as appointing authority. The arbitration shall be conducted by a single arbitrator jointly appointed by the Parties; provided, however, that if they cannot agree within thirty (30) days after the initiation of the arbitration, then the arbitrator shall be appointed by the President of the American Arbitration Association. Disputes about arbitration procedure shall be resolved by the arbitrator or failing agreement, by the American Arbitration Association. The arbitrator may proceed to an award notwithstanding the failure of the other party to participate in the proceedings. Discovery shall be limited to mutual exchange of documents relevant to the dispute, controversy or claim; depositions shall not be permitted unless agreed to by both parties. The arbitrator shall be authorized to grant interim relief, including to prevent the destruction of goods or documents involved in the dispute, protect trade secrets and provide for security for a prospective monetary award. The limitations on liability set out in this Agreement shall apply to an award of the arbitrator. Any purported award of punitive or multiple damages or of other damages not permitted under this Agreement shall be beyond the arbitrator’s authority, void, and unenforceable. The prevailing party shall be entitled to an award of reasonable attorney fees incurred in connection with the arbitration in such amount as may be determined by the arbitrator. The award of the arbitrator shall be the sole and exclusive remedy of the parties and shall be enforceable in any court of competent jurisdiction, subject only to revocation on grounds of fraud or clear bias on the part of the arbitrator. Notwithstanding anything contained in this Section to the contrary, each party shall have the right to institute judicial proceedings against the other party or anyone acting by, through or under such other party, in order to enforce the instituting party’s rights hereunder through reformation of contract, specific performance, injunction or similar equitable relief.

17.10 No Waiver. No waiver or failure to exercise any option, right or privilege under the terms of this Agreement by either of the parties hereto on any occasion or occasions shall be construed to be a waiver of the same on any other occasion or of any other option, right or privilege.

17.11 Headings and References. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to Sections or Exhibits shall, unless otherwise provided, refer to Sections hereof or Exhibits attached hereto, all of which Exhibits are incorporated herein by this reference.

17.12 Assignment. This Agreement and all related exhibits and agreements may not be assigned by either Party without the prior consent of the other Party, which shall not be unreasonably withheld, except that this Agreement may be assigned to, and be binding upon, any successor in connection with a merger, consolidation or sale of all or substantially all of that Party’s business related to this Agreement without the consent of the other Party. Any assignment made in violation of this Section 16.12 shall be deemed null and void.

17.13 Equitable Relief. Except as otherwise expressly provided herein, no remedy granted to either Party herein shall be exclusive of any other remedy, and each remedy shall be cumulative with every other remedy herein or now or hereafter existing at law, in equity, by statute or otherwise. All claims or causes seeking injunctive or other equitable relief will be heard in any court of competent jurisdiction in New York, New York, and the parties hereby submit to the jurisdiction thereof.

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17.14 Counterparts and Facsimile. This Agreement may be executed in counterparts, each of which shall be deemed an original, but each together shall constitute one and the same instrument. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the parties shall deliver original signature copies of this Agreement to the other party as soon as practicable following execution thereof.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute and deliver this Distribution Agreement as of the day and year first indicated above.

MAVENIR SYSTEMS, INC.		STARENT NETWORKS, CORP.

By:	/s/ Pardeep Kohli	By:	/s/ Paul Milbury
Name:	Pardeep Kohli	Name:	Paul Milbury
Title:	President & CEO	Title:	Vice President Operations and Chief Financial Officer

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Appendix A

Mavenir Products

There are three main components of a Mavenir solution: System software, computing hardware, application software and an optional integrated media gateway, provided in a telco grade rack for telecom central office environment. Media gateways are selected from certified vendors (3rd party OEM vendor) based on the applications.

Mavenir solutions are:

•	Converged Voice Solution:

•	Connecting VoIP to an existing Mobile Core (GSM, 3G, CDMA)

•	Connecting an existing Radio Access Network (RAN) to an IMS Core (GSM, 3G, CDMA)

•	Intelligent Femto Gateway (UMTS and CDMA and Future LTE)

•	2G/3G/CDMA MSC as Voice Telephony Application Server

•	Converged Messaging Solution:

•	Universal Message Routing (SMS Offload)

•	Messaging Gateway (SMS to SIP)

•	Instant Messaging Platform (IMP)

•	IMS Services with each item below as a standalone option:

•	Presence Server

•	S/I-CSCF

•	SCC AS, including Domain Selection (making HSS appear as HLR for roaming networks)

•	Telephony Application Server

Mavenir’s solution is designed and built for IP and SS7, Broadband and Narrowband, streaming communication needs. Mavenir solution applications include voice, messaging, session control, and presence. Using Mavenir solutions, Operators can:

1.	Connect VoIP natively to an existing MSC core;

2.	Provide gateway (connector) function for voice, messaging, and presence into an IMS network

3.	Offload SMS traffic from their core SS7 and SMS-C networks;

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4.	Provide high capacity Session control for serving and interrogating CSCF in and IMS environment;

5.	Detect and maintain presence of subscribers and inform the community of interest.

6.	Provide Femtocell Aggregation capability with ability to provide domain selection

Mavenir hardware is based on High Availability hardware, middleware and software components, including off-the-shelf ATCA hardware, and proven middleware such as Linux operating system and [***]. Mavenir supports a very scalable, high capacity solution that will enable network providers to start from a small deployment supporting a few thousand subscribers, to a large scale network deployment supporting millions of subscribers. Mavenir solution integrates the functionality necessary to deliver a full networking solution:

•	Session Management and Subscriber Authentication,

•	Service Adaptation and Protocol Interworking

•	Multi-Domain Resource Management for Mobility and Features

Mavenir’s solution incorporates both 1:N and 1:1 redundancy for the application cards supporting each application and service described above.

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*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Appendix B

Fee Schedule

Part Number	Description	Transfer Price/Unit
100-101-100	Standard 42U Telco Frame (siesmic)	$	[***]
100-102-100	PDU -150 AMPS	$	[***]
200-100-100	ATCA Chassis 12 U	$	[***]
200-101-100	Shelf Manager	$	[***]
200-103-100	Fan Tray	$	[***]
300-100-100	Switch Engine (SE)	$	[***]
300-101-100	Switch Engine (SE) - RTM	$	[***]
300-200-100	Administration Manager Card	$	[***]
300-300-100	Resource Manager Card	$	[***]
300-400-100	Signaling Interface Card	$	[***]
300-500-100	Application Card	$	[***]
500-100-100	Terminal Server-48 ports	$	[***]
500-101-100	Router L2	$	[***]
500-102-100	Router L3	$	[***]
500-103-100	Storage Array - RAID 5 (per 5 TB)	$	[***]
500-104-100	Reporting Server	$	[***]
500-105-100	Subscriber Database	$	[***]
900-100-100	RAWB (rear air management)	$	[***]
900-101-100	FAWB (front air management)	$	[***]
900-102-100	Miscellaneous Kit	$	[***]
900-104-100	Isolation Pad Assembly	$	[***]
900-105-100	Assembly, Configuration, Test, & Burn-In	$	[***]
900-106-100	Packaging with Crate	$	[***]
900-107-100	System Staging	$	[***]
900-108-100	Cable Assembly	$	[***]

Part Number	Software Description	Transfer Price/Unit
800-100-100	Platform SW (per chassis)	$	[***]
800-101-100	Third Party S/W License (per Chassis)	$	[***]
800-102-100	Application SW - Minimum Module (per Chassis)	$	[***]
800-300-100	GSM VoIP (per BHCA)	$	[***]
800-301-100	UMTS VoIP (per BHCA)	$	[***]
800-302-100	MSC as IMS TAS (per BHCA)	$	[***]
800-306-100	COMA ICS (CDMA P-CSCF)	$	[***]
800-400-100	I/S-CSCF Application (per TPS)	$	[***]
800-501-100	CDMA-IMS Domain Manager (per Subscriber)	$	[***]
800-600-100	CDMA Femto Services GW (Tunneled IOS)	$	[***]
800-601-100	UMTS Femto Services GW (per BHCA)	$	[***]
800-602-100	3GPP2 IMTAS (per Subscriber)	$	[***]
800-700-100	Messaging Router (per TPS)	$	[***]
800-701-100	Messaging Gateway (per TPS)	$	[***]
800-702-100	Messaging Server (per TPS)	$	[***]
800-800-100	Presence Server (per TPS)	$	[***]

Confidential and Proprietary	Page 34

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Mavenir mOne Applications	Requiring Optional 3rd party Media gateways.	Requiring Optional 3rd Party Media Servers (announcements, DTMF, conferencing, bridging)	Requiring Optional 3rd Party Session Border Controller (SBC)

GSM VoIP	X		X

UMTS VoIP	X		X

MSC as IMS TAS (per BHCA)	X		X

CDMA ICS (CDMA P-CSCF) with non IP RAN	X

CDMA Femto Services GW (Tunneled IOS)	X

UMTS Femto Services GW (per BHCA)	X

3GPP2 IMTAS (per Subscriber)		X

Notes

1.	The Parties agree that if Motorola is selected for the Sprint Femto RFP which is pending as of the Effective Date, Mavenir shall have the option to sell directly to Motorola or indirectly through Starent.

2.	Starent has the option to procure Mavenir Hardware directly from Mavenir’s supplier or any other supplier approved by Starent for such hardware, in which case such Mavenir Hardware may be governed in whole or in part by the contract between Starent and such supplier.

3.	If Starent elects to procure Mavenir Hardware from any such supplier, then the Parties agree to co-operate to cause any Mavenir supplier to pool the aggregate volume of purchases of the Mavenir Hardware in order to obtain the maximum discount for such hardware from that supplier.

4.	With respect to maintenance and support, Starent will provide Tier 1 and Tier 2 support and Mavenir will provide Tier 3 support to Starent.

5.	The Parties [***] basis all maintenance and support revenue received by Starent in connection with Mavenir Products sold or licensed by Starent.

6.	If requested by Starent, the parties may mutually agree on alternative pricing for Mavenir Products on a case-by-case basis.

Confidential and Proprietary	Page 35

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Appendix C

Mavenir Maintenance and Support Services

In consideration of the Maintenance and Support Fees set forth in Appendix B, Mavenir will provide Starent with maintenance and support services as further described herein. At a minimum, Mavenir’s maintenance and support services consist of the following: (a) 24 x 7 x 365 TAC and phone support, (b) Hardware defect support, (c) Software defect support, (d) Software Updates, (e) Software Upgrades, (f) Hardware RMA service, (g) Hardware advanced replacement, (h) Hardware maintenance—keeping Hardware up to last Engineering Change Orders, (i) Network maintenance—analyzing system logs and trends, (j) FOA support, and (k) cut over support.

1. DEFINITIONS. The following definitions apply to this Appendix C:

1.1.	Supported End Users. End users of the Mavenir Product for whom Maintenance and Support Fees have been paid for the current period. The term “End Users” shall include Distributors as well as End Users

1.2.	Support Request. A Problem or Technical Query reported by Starent to Mavenir which Mavenir shall assign a tracking reference number.

1.3.	Fault. Any deficiency or malfunction of the Mavenir Product. Table 1 outlines the Fault Severity Levels:

Table 1. Fault Severity Levels.

Severity	Description

Critical	Any condition that severely impacts end user service, capacity/traffic, billing or maintenance capabilities and require immediate corrective action.

• A loss of service comparable to total loss of effective functional capability of the entire switch or transport system.

• A reduction in capacity or traffic handling capability such that expected loads cannot be supported

• Any loss of safety or emergency services

Major	Conditions that severely impact system operation, maintenance or administration and which require immediate attention. The urgency is less than a “critical” situation because of a lesser immediate or impending impact on system performance and customers.

• Material reduction in capacity/traffic measurement function

• Any loss of functional visibility and/or diagnostic capability

• Short outages equivalent to system or subsystem outages, with accumulated duration of >2 minutes in any 24 hour period or that repeat for longer periods

Confidential and Proprietary	Page 36

• Repeated degradation of interface speeds

• Prevention of access for administrative activity

• Degradation of access for maintenance or recovery procedures

• Degradation of the system’s ability to provide any required critical or major trouble notification

• Corruption of system or billing databases

Minor	Conditions that do not significantly impair function of the system. Problems that do not significantly impair the functioning of the system and do not significantly impact service to customers or traffic.
Priority

1.	Multiple subscribers impacted and/or service outage; no workaround available

2.	Multiple subscribers impacted and/or service outage; workaround is available

3.	Non subscriber impacting and/or no service outage

4.	Configuration or operational change request

1.4.	Problem. A possible Fault, as described above, reported by Starent to Mavenir. Table 2 outlines the possible Problem Severity Levels:

Table 2. Problem Severity Levels

Problem Severity	Problem Description
Critical Problem	A problem that has the symptoms of a Critical Fault. Critical Problems to be communicated to Mavenir by phone, web interface, or email.

Major Problem	A problem that has the symptoms of a Major Fault. Major Problems to be communicated to Mavenir by phone, web interface or email.

Minor Problems	A problem that has the symptoms of a Minor Fault. Minor Problems to be communicated and described to Mavenir by phone, web interface or email.

1.5.	Technical Query. A technical question involving the Mavenir Product from Starent to Mavenir.

1.6.	Problem Qualification. In connection with the issuance of any Support Request to Mavenir, and if the support request is motivated by a Problem, Starent will qualify whether the Problem is or is not a Fault, and if so, whether Critical, Major or Minor and communicate the results to Mavenir.

1.7.	Response Time. Time since Mavenir receives the appropriate notification outlined in Table 2 above from Starent about a Problem or Query until a qualified technician from Mavenir provides a verbal or written response to Starent acknowledging the receipt by Mavenir of the Problem or Query.

1.8.	Work Around. Temporary measures that bring the system back to working order but not under fully functional conditions. A Work Around shall not imply nor be deemed to be a Fault Resolution. Work Around measures do not apply for minor faults.

Confidential and Proprietary	Page 37

1.9.	Work Around Time. Time since Mavenir receives notification (by means set forth above) until the system is brought back to work.

1.10.	Resolution. In cases of Faults, Resolution will mean that a solution is actually delivered to Starent which eliminates the Problem that caused the Fault. In case of Queries, a Resolution means an accurate and relevant response provided to the query. For the resolution of a Fault, Mavenir will deliver the solution (which may be a Software Patch, a new Minor Software Release or a procedure to modify the system configuration) to Starent and / or to Starent’s customer.

1.11.	Resolution Time. Means the time since Mavenir receives notification, including all relevant diagnostic information from Starent until Mavenir provides Starent a final solution (for Faults), or an accurate and relevant answer (for Queries).

2. MAINTENANCE SOFTWARE.

2.1.	Software Updates. For so long as this Agreement shall be in effect an in exchange for the Support Fees paid to Mavenir, Starent will receive new Software Updates and Software Upgrades, when and if available, and accompanying documentation from Mavenir for each license that is currently under the maintenance period and for all internal Starent lab licenses. Starent may install the Software Updates and Software Upgrades at each of the Supported End Users and at Starent’s laboratory. Mavenir will provide the following Software Updates and Software Upgrades as mutually agreed:

(a)	Major Release. Major Software Releases will include new functionality and a seamless upgrade procedure from previous Major Software Releases. Mavenir will provide support for N-2 major releases or two years, which ever is longer (n = current software release).

(b)	Minor Software Release. During the support period for a Major Release, Mavenir may produce Minor software releases that correct software faults and consolidate all software patches up to that date.

(c)	Software Patch. During the support period of a Major Release and in between Minor Software Releases, Mavenir may produce a Software Patch to correct software faults. For software minor releases, Mavenir will maintain upgrade capabilities for N-2 minor releases or two years, whichever is longer (N = current software release).

(d)	As part of each Major and Minor Release and Software Patch, Mavenir will provide to Starent release notes documenting:

i.	Any new or changed functionality; configuration documentation should also be included if functionality is new or changed in a Minor Release or Software Patch.

ii.	A list of resolved faults if any from the previous Major or Minor Release.

iii.	A list of outstanding unresolved faults documenting known conditions under which the fault occurs and any possible workarounds.

(e)	Mavenir shall also provide Starent with the process to downgrade a system from a current release in case faults are experienced by the system during an upgrade.

(f)	Mavenir will provide substantially the same Software Upgrades and Software Updates to Starent that Mavenir makes commercially available to any other customers of the Mavenir Products, when and if available, within the same timeframe that such Software Upgrades and Software Updates are provided to those customers.

3. MAINTENANCE SUPPORT

3.1.	Under the terms of Mavenir Software Maintenance Mavenir shall maintain trained staff reachable 24 hours a day, every day in the year, capable of responding to Support Requests from Starent related to the Mavenir Product.

Confidential and Proprietary	Page 38

3.2.	Mavenir shall offer Maintenance and Support services to Starent for at least five (5) years after the end of life of each Mavenir Product unless Starent ceases to pay the applicable support fees.

3.3.	Processing of Support Requests. Mavenir will use the following process to manage Starent Support Requests:

(a)	Support Request Reception. Mavenir shall acknowledge the reception of a Support Request, and assign a tracking number.

(b)	Support Request Qualification. If the Support Request is not a Technical Query, Mavenir, acting at all times in good faith, shall confirm whether the Problem is actually a Fault and verify whether the reported severity level in the Support Request is correct and communicate to Starent within the period specified for response to that fault depending on its classification. The result of the qualification will be communicated back to Starent.

(c)	Work Around. For any Critical or Major Fault, Mavenir shall provide to Starent a Work Around within the timeframes specified in Work Around Timeframes

(d)	Resolution. For any and all Faults, Mavenir shall provide to Starent all necessary support to deliver a Final Solution to Starent and / or Starent’s End Users. Mavenir will provide regular updates to Starent reporting all progress within the timeframes specified in Response Timeframes. Fault Resolution may include Software Updates that will be released to Starent for further testing and deployment in customer network.

(e)	Support Request Closure. Support Requests consisting of Faults will be closed upon providing a complete solution to Starent (as described in Section 1.10 of this Appendix C), Support Requests consisting of Technical Queries will be closed upon providing a complete technical answer to Starent. Support Requests including problems not qualified, as Faults will be closed upon providing a detailed explanation of why such problem is not attributable to the Mavenir Product.

(f)	At any point in time during the problem resolution process, Starent may elect to escalate an issue to the Mavenir management team.

3.4	Hardware Maintenance. Mavenir will repair the defective product or parts and/or deliver to Starent an equivalent product or part to replace the defective item in accordance with, inter alia, Section 4 of the Agreement and this Appendix C. All replaced products will become the property of Mavenir. With respect to Mavenir’s repair services, the repaired or replaced item will be shipped to Starent not later than thirty (30) days after Mavenir receives the defective product.

3.5 Mavenir Response and Resolution Times. Table 3.4 outlines the responses times for each Fault Severity level:

Table 3.5 Response and Resolution Times. SLA Timeframes:

18. Severity Levels	Response Time	Work Around Time	Resolution Time	Status Updates

1	15 mins	1 hour	24 hours	30 mins

2	15 mins	2 hours	72 hours	60 mins

3	30 mins	8 hours	96 hours	120 mins

4	24 hours	5 days	30 days	24 hours

3.6 The following liquidated damages shall apply for Mavenir’s failure to meet the applicable Work Around Time, Resolution Time and Availability. Starent, in its sole discretion, may require payment in cash or credit for each assessed liquidated damage. Credits may be applied against any and all purchases by Starent of any Mavenir Product.

Confidential and Proprietary	Page 39

Liquidated Damages for Failure to Meet Work Around Time:
Severity Levels	Outage Duration	Compensation per Hour
1	Greater then 1 hour	For each hour after 1 hour, $[***] per hour
2	Greater then 2 hours	For each hour after 2 hours, $[***] per hour
3	Greater then 8 hours	For each hour after 8 hours, $[***] per hour
4	Greater then 5 days	For each hour after 5 days, $[***] per hour

Penalties associated with Time to Resolution:
Severity Levels	Outage Duration	Compensation per Hour
1	Greater then 24 hours	For each hour after 24 hours, $[***] per hour
2	Greater then 72 hours	For each hour after 72 hours, $[***] per hour
3	Greater then 96 hours	For each hour after 96 hours, $[***] per hour
4	Greater then 30 days	For each hour after 30 days, $[***] per hour

Additionally, the following shall apply with respect to Availability:

• Availability falls between 99.995 – 99.999% during the applicable measurement period, Starent will be entitled to a credit from Mavenir of at least [***]% of the service fees applicable to that month

• Availability falls between 99.990 – 99.995% during the applicable measurement period, Starent will be entitled to a credit from Mavenir of at least [***]% of the service fees applicable to that month

• Availability falls between 99.980 – 99.990% during the applicable measurement period, Starent will be entitled to a credit from Mavenir of [***]% of the service fees applicable to that month

• Availability falls below 99.980% during the applicable measurement period, Starent will be entitled to a credit from Mavenir of [***]% of the service fees applicable to that month.

19.

“Availability” is defined as the time in which the applicable Mavenir Product is available and functioning within specifications in an End User’s network. Availability is determined in accordance with the following formula: (total time in service since inception stated in seconds) – (total time in outage since inception stated in seconds) / (total time in service since inception stated in seconds) *100 =     % (availability). Starent will provide the flow-down measurement period to Mavenir on a case-by-case basis.

Exceptions to availability include outages (i) resulting from scheduled or unscheduled maintenance activities, (ii) resulting from third party products, and (iii) caused by Force Majeure. Outages caused by any of the above shall not be included in the calculation of availability.

Confidential and Proprietary	Page 40

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Delay penalties shall accrue at [***] of the net price of the delayed product if the delay is caused by Mavenir.

Unless required by an End User, liquidated damages shall not be cumulative.

3.7	Flow Down Provisions; Non-Standard Service Level Agreements. Notwithstanding anything to the contrary herein, with respect to sales made to accounts other than T-Mobile, if requested by the applicable customer and as long as the aggregate service level agreement and related liquidated damages that may be assessed against Starent and flowed down to Mavenir are substantially the same or less stringent in the aggregate than those stated above, and other flow-down terms are substantially the same or less stringent than the applicable remaining terms set forth in this Agreement, Mavenir agrees to provide “back-to-back” maintenance and support for Mavenir Products sold to Starent or its customers on the same terms and conditions that Starent has with each such customer, including, without limitation, warranty and “non-warranty” hardware and software support, service level agreements and the flow down of all related penalties which are directly attributable to Mavenir’s maintenance and support obligations. For all T-Mobile sales and accounts, the minimum back-to-back standard terms and conditions for maintenance and support and related liquidated damages are set forth in Exhibit C to the Master Agreement between T-Mobile USA, Inc. and Mavenir Systems dated March 24, 2008 (the “SMS Offload Agreement”), a copy of which is attached hereto as Exhibit C-1, and the terms and conditions of his Agreement; provided, however, that the notice and cure provisions in Section 3.6 below shall be included in such back-to-back terms. In the event that Starent negotiates different terms and conditions with T-Mobile USA that differ materially from those set forth in Exhibit C-1, then, upon request by Starent, Mavenir and Starent shall replace Exhibit C-1 with the service level agreement that Starent eventually negotiates with T-Mobile USA.

3.5	The parties agree to work together in good faith with respect to all flow down and back-to-back terms and conditions for all accounts.

3.6	Starent shall provide Mavenir with written notice in the event that Mavenir materially breaches its maintenance and support obligations hereunder. Notwithstanding the thirty (30) day cure period set forth in Section 14.1 of the Agreement, (a) in the event Mavenir is in material default of its Work Around or Resolution Time metrics in connection with a Critical Fault or a Major Fault, Mavenir shall be entitled to a seven (7) calendar day cure period from the date of receipt of notice, and (b) in the event Mavenir is in material default of its Work Around or Resolution Time metrics in connection with a Minor Fault or Technical Inquiry, Mavenir shall be entitled to a fifteen (15) calendar day cure period from the date of receipt of notice. Mavenir shall be deemed to be in material breach of it’s maintenance support obligations and this Agreement, for purposes of, among other things, the Escrow Agreement if (a) Starent issues three distinct notices of cure to Mavenir within any thirty (30) day period, and (b) Mavenir fails to cure each such default within the applicable cure period for the applicable notice.

Confidential and Proprietary	Page 41

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Exhibit C-1

Exhibit C to the SMS Offload Agreement

Confidential and Proprietary	Page 42

Exhibit C

Support Services and

Service Level Agreement

SMS Offload Solution (SOS)

Service & Support Specification	Strictly Confidential Information	Page l of 20

1. INTRODUCTION	3

2. DEFINITIONS	3

3. SERVICE DESCRIPTION	6

3.1. PLACE AND TIMES OF SUPPORT SERVICES	6
3.2. SERVICE COMPONENTS	6
3.3. INCIDENT SEVERITY CLASSIFICATION	12
3.4. INCIDENT HANDLING	14
3.5. ALTERATION AND EXTRA WORK	14
3.6. T-MOBILE SUPPORT REPRESENTATIVE ACTIVITIES	15
3.7. OPERATIONAL SERVICE MANAGEMENT	15
3.8. DOCUMENTATION	16
3.9. SERVICE UPTIME OR AVAILABILITY	16
3.10. PERFORMANCE PENALTIES	17

4. SERVICE GUIDELINES	18

4.1. QUICK OVERVIEW OF THIS SERVICE AGREEMENT	18
4.2. SERVICE HANDLING CHART	18
4.3. T-MOBILE SHIPPING ADDRESS	19

5. SERVICE NOT COVERED UNDER SUPPORT PROGRAM	19

Service & Support Specification	Strictly Confidential Information	Page 2 of 20

This Exhibit C shall be construed together with and is governed by the terms and conditions of that certain Master Agreement between Supplier and T-Mobile dated as of [March 26, 2008] (the “Agreement”). Supplier and T-Mobile shall each be referred to herein individually as a “Party” and collectively as the “Parties.” In consideration of the mutual promises contained in the Agreement and this Exhibit C, T-Mobile and Supplier hereby agree that Supplier will provide support and maintenance services (“Support Services”) to T-Mobile in accordance with this Exhibit C.

1. Introduction

This Exhibit C (“Service Specification”) delineates Supplier’s obligations in relation to the supply of the System Support Services and sets out any specific T-Mobile obligations for such services. The System Support Service is intended to support the maintenance of the Software and Hardware included in the System.

This Service Level Agreement is a statement of Supplier’s obligations in relation to the performance of the System Support Services and sets out any specific T-Mobile obligations for such Support Services. The System support service is intended to support the maintenance of the Software and Hardware included in the System.

2. Definitions

“Agreement” means these General terms and Conditions, and attached Annexes.

“Acceptance Test(s)” means following:

1)	Acceptance test(s) performed by Supplier to check and establish whether the Products comply with the functions, features and properties set forth in the Specifications, before the Products or Systems can be handed over to T-Mobile.

2)	Acceptance test(s) performed by T-Mobile to check and establish whether the Products comply with the functions, features and properties set forth in the Specifications.

3)	Acceptance Test(s) is not meant to replace Supplier’s responsibility to verify fix(s) or upgrade(s) made by Supplier. Contract has to ensure that any function, feature, fix or upgrade submitted to T-Mobile has passed rigorous test processes and certification.

“Add-on” means a product that is certified by Supplier to work in combination with a Supplier System. The goal for an Add-on product is to increase the traffic for T-Mobile, add additional function or feature, or to integrate T-Mobile System with Equipment and/or Software in T-Mobile;s organization.

“Contacts” means the people designated by T-Mobile and accepted by Supplier (which acceptance shall not be unreasonably withheld or delayed) to act as T-Mobile’s contacts and substitute contacts.

“T-Mobile” has the definition first set forth above in this Agreement, and includes its legal successors in title and any permitted assignees.

“Day(s)” means calendar day(s).

“Final Acceptance” means the date T-Mobile has signed Supplier’s Final Acceptance Certificate upon satisfactory completion of the installation and all Acceptance Tests of the System.

“Final Solution” means the correction of a Problem by a Patch or Improved Version of the Software such that the Software is operating within the applicable Specifications.

“Final Solution Time” means the permanent Software repair time deadline for each severity level as defined in Section 3, which becomes part of the released Software.

“First Response time” is the time between T-Mobile reporting the problem or the Software or System reporting the problem if applicable, and Suppliers first contact to T-Mobile, as a result of a System Element problem or emergency situation.

Service & Support Specification	Strictly Confidential Information	Page 3 of 20

“Incident” means any event that is not part of the standard operation of the System, or which causes the System to perform outside the standards and performance criteria set forth in the Specifications and this Agreement or which causes, or may cause, an interruption to, or a reduction in, the quality, performance of the System, end user experience or financial impact, T-Mobile revenue impact, System operational instability, T-Mobile Operational sustainment impact and etc.

“Incident Report” means all electronic information of an Incident as described in Supplier Incident management System as reported by T-Mobile and Supplier.

“Installation” means the installing and/or copying of the Software into the Equipment and configuring the Equipment and/or Software in such a way that the Software functions in accordance with the agreed Specifications. Installation also includes configuration or work to properly integrate the System with T-Mobile’s infrastructure to provide agreed functions and features.

“MDA” Message Delivery Attempt (“MDA”) means the end-to-end delivery of an SMS message, regardless of the number of transactions (message delivery attempts) involved in delivering the message. An MDA can consist of any of the following end-to-end transaction types; Application Originated to Application Terminated (AO-AT), Application Originated to Mobile Terminated (AO-MT), Mobile Originated to Application Terminated (MO-AT) or Mobile Originated to Mobile Terminated (MO-MT). MDA PER SECOND means number of Message Delivery Attempts (MDA) in one second.

“New Version” means a modified version of the Software, as a result of which its functionality is improved or expanded.

“Party or Parties” means T-Mobile USA, Mavenir or both, as applicable.

“Patch / Improved version” means any correction to the Software, which corrects or replaces an error in any Software or module thereof. A Patch shall contain the appropriate load life, implementation instructions and Documentation.

“Problem” means any underlying cause of one or more Incidents.

“Remedy” means the action(s) required to solve a problem by limiting its effects. The Remedy may cause restrictions in System performance or might, for example, be:

Selective disabling of functionality

Manual restart/reload

Temporary shut-down of System parts

Return to previous configuration

“Remedy Time” is the time between T-Mobile (or the Software/System) reporting the problem and the delivery of an acceptable or permanent solution for the problem. A permanent solution can be:

Patch for the System Element

Maintenance Release of the System Element

New Release

“Response Time” means the time within which Supplier will start carrying out the services set forth herein, calculated from the moment T-Mobile has reported an Incident or made a request for Service.

“Restoration” means, the action(s) required to prevent the reoccurrence of a problem and/or any underlying causes of a problem. When a Restoration is implemented, the System is restored to the state it was in before the problem occurred. A Restoration might, for example, be:

Correction of procedural error

Documentation update

Manual restart/reload

Service & Support Specification	Strictly Confidential Information	Page 4 of 20

Return to previous configuration

Introduction of available Software correction(s)

Introduction of new Software correction(s)

“Service Information” includes relevant information provided by T-Mobile at the time of the call to Supplier. The call shall include fundamental information as described below but not be limited to:

Name of the reporter/reporting department

Call back number telephone/fax/e-mail

System Element concerned

Project concerned

Identification of the System Element concerned, e.g. variant, version, Maintenance Release, build

Priority of the problem

Description of the problem, malfunction or suspected design defect

Any additional information related to the problem

“Site” means any actual location specified by T-Mobile where the System has been installed.

“SPR” means a Supplier internal Software / System problem report.

“Software Maintenance” means, corrections of the Software based on reports from Supplier or a third party vendor, T-Mobile, or other Network operators. Software maintenance shall contain the appropriate Software, implementation instructions and user Documentation.

“Supplier” means Mavenir, and legal successors in title to Mavenir and any permitted assignee of Mavenir.

“Third Party Equipment”, ‘Third Party Products” and “Third Party Software” means Equipment, Products or Software supplied or provided by Supplier, but which has been manufactured or developed by a Third Party.

“Third Party” or “Third party Company” means a supplier of Equipment, Products and / or Software other than Mavenir.

“Workaround Time / Neutralization time” means the time between T-Mobile (or the Software/System) reporting the problem and the required time to develop and deploy a mutually agreed upon temporary corrective action to restore the functionality or part of the functionality of the System.

“Workdays” mean calendar days, except weekends.

Service & Support Specification	Strictly Confidential Information	Page 5 of 20

3. Service Description

3.1. Place and Times of Support Services

3.1.1.	Support Service shall take place by means of on-site or remote support whenever necessary and at no expense to T-Mobile.

3.1.2.	For the purpose of remote support, Supplier shall support the means of remote access as mutually agreed to between T-Mobile and Supplier.

3.1.3.	When Support Services are required to be performed on T-Mobile’s premises, T-Mobile will provide Supplier’s personnel access to T-Mobile’s premises.

3.1.4.	All Primary Support Services (as such term is defined herein) shall be performed on Workdays. T-Mobile shall be entitled to request expansion to include other days when necessary as mutually agreed to between T-Mobile and Supplier at no expense to T-Mobile.

3.1.5.	Emergency Services (as such term is defined herein) shall be performed seven (7) days a week, twenty four (24) hours a day. Three hundred sixty five (365) days a year.

3.2. Service Components

3.2.1.	Support Services Program

Supplier agrees to provide T-Mobile with Support Services to include but not be limited to the following:

(A) Support of the System and System Elements comprised of:

•	Primary Services

•	Emergency Services

•	Planned On-Site Support

•	System “Health” Management

•	Single Point of Contact Services

•	Software Maintenance

•	System Upgrade

•	System Element (Product) Support (“SPS”)

•	Helpdesk 24/7/365 for Critical/Major Errors

(B) Hardware Repair and Replacement Service:

All Support Services discussed in this Exhibit C are covered by the Annual Service and Support Agreement between T-Mobile and Supplier. [***].

3.2.2.	Primary Services

The following services are Primary Services;

1) Maintenance Service

Maintenance Services means the detecting and remedying of Incidents and/or the provision of temporary solutions in the Software after T-Mobile, the Software, or System has reported an Incident (it being understood and agreed that in the event that Supplier provides a temporary solution, it shall continue to provide Maintenance Services until such time as a permanent solution has been implemented). Software Incidents on a System will be addresses per Incident category as described in Section 3.3, Incident Severity Classification (Severity Level E1 and E2 are not included in Maintenance Service). In the case of a Test System, Severity Level A is not applicable.

Service & Support Specification	Strictly Confidential Information	Page 6 of 20

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Remote or on-site maintenance installations of corrections of Incidents are included in Maintenance Services. Requests for Maintenance Services can be made seven (7) days a week, twenty four (24) hours a day, three hundred sixty five (365) days a year.

Planned Maintenance Service activities such as installations of corrections may be performed by Supplier at times outside of Office Hours.

2) New Release and Software Maintenance Services

New Releases and Software Maintenance Services means that Supplier will periodically provide T-Mobile with new Software versions, which may include improvements and new functionality. Documentation and new releases notes including delta from previous release, shall be provided in conjunction with the New Releases. Supplier will also provide T-Mobile with various Software updates, patches, corrections approved by the design within Supplier to ensure contracted service availability, product performance and meet up-to-date T-Mobile security and operation standards.

New releases and Software updates are provided under the same Software license terms and conditions that shall be stated in the Contract. New releases and Software updates delivered may also contain other Software programs (i.e. new functionality/ features), which shall be available to T-Mobile whenever possible on the same Software license terms and conditions that shall be stated in the Contract. No additional license fees shall be applicable.

Supplier will support up to N-2 release of the Software, where N being the current release of the Software available. Supplier shall ensure that any Maintenance Releases (defined as a Software release intended to fix an error discovered through Fault Correction) are designed in such a way that they can be incorporated into T-Mobile Network with no or minimum disruption of System operation. Supplier will provide Methods of Procedures (MOP). In addition, each Maintenance Release will be accompanied by Release Documentation listing errors corrected, enhancements, new / changed functionality and any delta from previous release or version.

Supplier may also provide T-Mobile with patches (Incl. all necessary documentation) to meet time commitments for new or additional features, critical or major design issues, rather than providing Maintenance Releases. Supplier will provide documents with release notes and delta from previous release. All patch releases will be automatically rolled into next new release.

Supplier may need to perform services on T-Mobile’s premises. For such instance, T-Mobile will not be charged for the on-site Support Service.

3) Support Services

Support Services means the provision of assistance by telephone and/or remote access and/or on-site assistance in the event Incidents occur, as well as consultation by telephone on the use and functionality of the Software and System. Support Services also included the provision to T-Mobile of access to Web Services.

Web Services means the provision of online access to, among other things, System Documentation, release notes and tracking and tracing, and which access provides T-Mobile with information relating to each of its Incidents and Supplier’s progress towards correcting such Incidents.

T-Mobile will work with Supplier to connect its Network to Supplier’s secured access server. There are several options for this connection and several security levels are available. Supplier will provide necessary assist to T-Mobile for the successful establishment of operational Network connections.

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Supplier shall perform all Support Services on the latest, second, and third latest version of the Software released. Versions which are more than two (2) releases old shall not be supported.

With respect to Maintenance Services, Supportive Services and Emergency Services, Supplier shall perform within the response times, work around times and Final Solution times referred to in Section 3.4, Incident Handling, that lead to correction of the Incident within the shortest term possible. If the Incident does not result in complete or correction partial malfunctioning of the Software, it shall be remedied by providing an improved version in a timely manner agreed by T-Mobile.

It is the intent of the Parties that any problem, defect or failure in the System or Products shall be corrected promptly regardless of fault, and in this regard Supplier agrees that it shall determine the cause of any problem, defect or failure and provide and perform problem mitigation.

If Supplier demonstrates that an Incident cannot be remedied otherwise, it shall be entitled to incorporate temporary, problem-avoiding restrictions in the Software, Third Party software or provide temporary solutions (Work around) to Incidents in the form of a program bypass in order to circumvent the incident in question. These restrictions or program bypasses shall affect the functions of the Software, Third Party software as little as possible. After a temporary solution has been implemented, Supplier shall continue to work on the Incident until such time as a Final Solution has been implemented.

As part of Support Services for Acceptance Test(s), Supplier will provide all necessary resources, Software scripts/ tools and Documentation, to be used in the Acceptance Test(s), to assist T-Mobile to perform Acceptance Test(s).

Supplier will develop and provide additional tools and/or Software including scripts when requested by T-Mobile for third party testing equipment to be used in the Acceptance Test(s). This support should be at no additional expense to T-Mobile. If customer wishes to own the third party testing equipment, it is the responsibility of T-Mobile to acquire the equipment from third party vendor.

4) System Upgrade Support

System upgrade support includes SW release upgrade and/or System capacity upgrade requiring HW. Supplier shall ensure that all new SW versions (which mean major Software release with substantial new features) are compatible with deployed contractual product up to N-2 release of SW.

Supplier shall provide a “System Upgrade Plan” incorporating all necessary information to perform the upgrade and shall incorporate fallback procedures, where fallback means the restoration of the System configuration to its original configuration prior the installation of the new SW or HW release.

Supplier will provide Documents with release notes and delta documents from the previous release. Depending on individual upgrade involved, Supplier will work with T-Mobile to define a clear and workable migration plan.

Supplier may need to perform support including Software installation, configuration and etc. on T-Mobile’s premises. For such instance, T-Mobile will not be charged for the on-site Support Services.

5) Helpdesk 24 x 7 Support:

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This option shall be available twenty four (24) hours a day, three hundred sixty five (365) days per year. T-Mobile can call the assigned Supplier Local Support office for a quick consultation or direct communication in any step of the problem handling process. This option gives personal assistance to T-Mobile for errors that have a Critical or Major Error level. The telephone number for reaching 24x7 supports is: +1 469-916-4393

6) Value Added Services

Supplier shall provide T-Mobile with following Valued Added Services:

•	Preventive Maintenance as defined below;

•	T-Mobile Support representative as defined in Section 3.6;

•	Service Management as defined in Section 3.7;

Preventive Maintenance means the maintenance of the Software for the duration of the Agreement through the provision of improved versions of the Software in which Incidents have been remedied and/or to which technical improvements have been made.

3.2.3.	Emergency Services

Emergency Services consist of detecting and remedying Emergency Incidents and/or providing temporary solutions in the Software or Hardware after T-Mobile has reported an Incident (it being understood and agreed that in the event that Supplier provides a temporary solution, it shall continue to provide Maintenance Services until such time as a permanent solution has been implemented).

Emergency Support shall be provided 7 days a week, 24 hours a day three hundred sixty five (365) days a year. Emergency Incidents will be addressed per Emergency Incident category as described in Section 3.3, Incident Severity Classification (Severity Level E1 and E2).

The Emergency Services shall be activated by establishing contact with Supplier. Emergency requests shall always be reported via telephone.

Supplier shall provide to T-Mobile personnel a unique reference number for the emergency case which shall be used for further reference during processing or escalation.

Once the emergency is received Supplier’s response shall be immediate. Supplier shall start to analyze the situation and produce an answer, including a Remedy and/or a Restoration (see section 2), within the contracted time. The answer shall describe what actions required either by Supplier or by T-Mobile.

If the Emergency Incident is neutralized with a temporary solution (Workaround) or Final Solution, the Emergency Incident will be closed.

The Emergency Handling shall be considered completed if;

•	the answer, Workaround, Remedy and/or Restoration, has been agreed between T-Mobile and Supplier

•	the emergency situation no longer exists

Supplier shall provide expert personnel support on-site if the situation requires this.

Once the emergency has been solved, the incident shall be reclassified into a severity level per SPS and resolution of the problem shall be followed up until it is corrected per severity level.

In case of a temporary solution, a Severity Level A Incident will be opened at the same time the Emergency Incident is closed and the Final Solution will be provided within the Final Solution time as described in Section 3.4, Incident Handling.

Supplier shall provide T-Mobile with a written report on the Emergency Handling Service supplied including a root cause analysis for the emergency.

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3.2.4.	Planned On-Site Support

Supplier will provide on-site technical support for upcoming activities of T-Mobile which require on-site assistance due to T-Mobile activities not directly related to Supplier product, such as T-Mobile Network upgrade. Planned On-Site Support must be scheduled with at least five (5) business days notice. Planned On-Site Support will consist of Supplier engineer assigned to T-Mobile for each of Planned On-Site Support and who will be subject matter experts for the area needing support. This Support Program will include a Planned On-Site Support for a period not exceeding ten (10) business days. Onsite support activities beyond ten (10) days will be evaluated on a case by case basis. No expense of such support shall be applicable to T-Mobile.

3.2.5.	System “Health” Management

System “Health” Management provides the following Support Services,

•

Regular reports; Supplier will provide T-Mobile with reports. The periodicity and topics covered are jointly agreed upon between T-Mobile and Supplier. Examples of topics covered are, performance measurements and improvements; list of issues, etc.

•	Operational review; joint meetings between T-Mobile and Supplier are held on a regular basis to go through the status and performance of the service.

•

Supplier will provide “Health” Checks, based on agreed schedules, on each location where the System is deployed to provide T-Mobile with evaluations and recommendations. The goal for this check will be to increase System efficiency, identify System integrity faults, stale routing, and traffic bottlenecks. The “Health” Check will include a report outlining the findings, and recommendations.

As part of the System Health Management, Supplier will provide T-Mobile with the following set scheduled “Health Checks”:

1)	Supplier will conduct a “Health” check one (1) month after operational deployment of the System to provide “Health” baseline;

2)	Supplier will conduct a “Health” check after six (6) months of System deployment;

3)	Supplier will conduct a “Health” check after twelve (12) months of System deployment;

4)	Supplier will conduct a yearly “Health” check there after as part of the extended Support Services;

5)	Major Software release or System update resets the “Health” check schedules to start from 1) again.

3.2.6.	Single Point of Contact Services

Single Point of Contact Services means the detection and remedying of Incidents and/or the provision of temporary solutions in the Third Party software and equipment, after T-Mobile has reported an Incident. Single Point of Contact Services means also providing assistance in the event Incidents occur, as well as consultation on the use and functioning of Third Party software and equipment. As the Single Point of Contact, Supplier will transfer these incidents to appropriate Third Party supplier and will assist and monitor the Incident until the Incident is resolved.

Supplier will provide and maintain a local technical presence in the Seattle area for all products purchased and kept under a service agreement by T-Mobile.

Supplier will support and maintain all third party hardware and software acquired by T-Mobile as part of the Agreement.

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3.2.7.	Standard System Element (or “Product”) Support (“SPS”):

The SPS handling process gives T-Mobile a single interface for all operation and maintenance requests, technical requests etc. All requests in the SPS handling shall be submitted by T-Mobile via telephone, email or a web based interface.

All requests from T-Mobile shall include support information outlined in Section 2. The telephone number for reaching SPS is: +1 469-916-4393. On Call Support shall be available during business days from 8:00 a.m. CST to 5:00 p.m. CST. During these time periods competent Supplier’s personnel shall be available to respond to all T-Mobile queries.

All support requests shall be assigned a Severity Level, Emergency, Critical, Major, Minor or Warning. T-Mobile shall be responsible for classifying and assigning the applicable Severity Level to a particular request as defined in the table below. If T-Mobile has not prioritized the request, Supplier shall assign the severity level and notify of the classification.

Upon receiving Trouble/Problem Report (via standard SPS, or via the 7 x 24 Telephone Support),

•	Supplier shall revert to T-Mobile within the applicable First response Time by phone or web depending of type of request. (See chapter 2 Definitions),

•	Supplier shall then analyze the problem, identifying corrections and generating provisional and final solutions to problems arising from T-Mobile for the contractual System element.

•	Supplier shall then produce an answer, including a workaround, Remedy and/or a Restoration (see chapter 2 Definitions) within the contracted time. The answer shall describe what actions have to be taken, either by Supplier or by T-Mobile for the solution of the problem.

•	The answer shall be sent back to T-Mobile, via telephone, email or web. T-Mobile can follow the status of the problem, via the web, and see when its status is changed.

The SPS request shall be considered completed/ closed if:

•	T-Mobile accepts the SPS answer

•	T-Mobile rejects the SPS answer; Supplier shall make further analysis and deliver a new SPS answer. The SPS is closed regardless if the new SPS answer is accepted or rejected by T-Mobile. A rejection of the new SPS answer is handled outside the normal SPS process and a follow-up is made in the Support Service review meetings

•	SPS answer is not accepted or rejected by T-Mobile within seven (7) days and agreed by T-Mobile

3.2.8.	Special Services

Special Services are available as options, and are not included in this Agreement. These options may be purchased separately.

3.2.9.	HW Services

HW Support Services include HW Maintenance and Support Server, HW Repair and Replacement Service.

3.2.9.1. HW Maintenance and Support Service

Supplier will provide HW Maintenance and Support Service 24 x 7 x 365. Response time from Supplier’s notification shall be four (4) hours or fewer.

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3.2.9.2. HW Repair and Replacement Service

Repair and Replacement Service means the repair or exchange of defective Hardware.

Repair and Replacement Procedure

In the event of HW defect or failure incident reported by T-Mobile, Supplier shall determine and file HW trouble report and the RMA number, which shall be included with the defective unit. T-Mobile shall forward defective units together with a HW trouble report to Supplier determined location unless otherwise agreed. The HW Trouble Report shall state the units involved, unit identification number, request number and description of failure.

In the event of a Hardware failure, Supplier will ship an advance replacement of the same or higher functionality Hardware overnight from receipt of the defective Hardware incident report and RMA. When the replacement Hardware arrives at T-Mobile’s premise, Supplier will perform the necessary work to replace the Hardware and bring the component or System back to its normal operating condition.

T-Mobile shall send the defective Hardware to Supplier within fourteen (14) days. In the event of a third party equipment part, Supplier will fulfil these replacement parts orders as soon as possible form its suppliers, not exceeding twenty-four (24) hours.

Supplier shall have the option to either repair or replace the defective unit at their expense. In special cases (project specific, due to customs regulations) Supplier will only repair and return the identical part which may require additional turn-around time. Under this circumstance Supplier shall notify T-Mobile the result of analysis, course of problem resolution and estimated time for repair on a per case basis.

The HW replacement Service shall maintain following performance,

NFF (No fault found) <5%

DOA (Dead on arrival) <1%

3.3.	Incident Severity Classification

To allow proper action based on the severity of Incidents which might occur, each Incident will be categorized by T-Mobile and reported to Supplier.

Supplier supports the following six (6) severity categories:

Severity Level E1	: Emergency Incident (Critical Service affecting)

Severity Level E2	: Emergency Incident (Series Service affecting)

Severity Level A	: High priority Incident (Series service affecting)

Severity Level B	: Medium priority Incident (Medium service affecting)

Severity Level C	: Low priority Incident (Minor service affecting)

Severity Level Q	: Support questions (Non service affecting)

The following table illustrate mapping between six (6) severity levels and severity definition from ITU standard, as described in ITU-T Recommendation X.733.

ITU Classification	Supplier Supported Six Incident Levels	Definition
Critical	Severity Level E1	Critical service affecting Incidents cause severe System

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ITU Classification	Supplier Supported Six Incident Levels	Definition
outage or blocking important functions of the System. These Incidents (i) directly affecting services provided to the Network, or Network Elements or (ii) materially affect the service to its Subscribers. A Severity Level E1 Incident will be responded to 24 hours a day, 7 day’s a week.

	Severity Level E2	Serious service affecting Incidents which cause serious impact on System functions, features of the Network or Network Elements. Serious service affecting Incidents also include Incidents which affect T-Mobile’s Subscribers or restricts T-Mobile’s ability to operate the Network. A Severity Level E2 Incident will be responded to 24 hours a day, 7 day’s a week.

Major	Severity Level A	A Severity Level A Incident is a Severity Level E1 and E2 Incident for which a satisfactory Patch, work around or other solution has been implemented, but for which additional work needs to be performed in order to implement a Final Solution. A Severity Level A Incident can also be an incident that causes major impact on System, T-Mobile and/or T-Mobile’s Subscribers. Work will be performed at a mutually agreed to time by both T-Mobile and Supplier.

	Severity Level B	Medium service affecting Incidents (i) having medium impact on System functions or features of the Network or Network Elements; (ii) which cause additional work to operate and to maintain the Network or Network Elements; (iii) which cause service to a number of T-Mobile’s Subscribers to be affected in general. A Severity Level B Incident will be responded to during Office Hours.

Minor	Severity Level C	Minor non-service affecting Incidents having a minor affect on System functions and features of the Network and/or Network Elements. A Severity C Incident will be responded to during Office Hours.

Warning	Severity Level Q

The Warning severity level indicates the detection of a potential or impending service affecting fault, before any significant effects have been felt. Action should be taken to further diagnose (if necessary) and correct the problem in order to prevent it from becoming a more serious service affecting fault.

‘Support questions’ is an on-line questions service via the world-wide web through which T-Mobile may receive answers to technical questions with respect to the existing functionality of T-Mobile’s Software. Support questions that take more than six (6) hours to answer will be promoted to a Severity Level C Incident. A Severity Q will be responded to during Office Hours.

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3.4. Incident Handling

Severity Level E1: Emergency Incident (Critical service affecting)

Response time from Supplier’s notification shall be (15) minutes or fewer. A Final Solution or Work Around (neutralization) will be available within four (2) hours of Supplier’s notification in 90% of all cases and within six (6) hours in 100% of all cases. If no Final Solution is possible but a Work Around is created, the Emergency Incident will be closed and a Severity Level “A” Incident will be opened. The objective shall be to neutralize the Incident as soon as possible.

Severity Level E2: Emergency Incident (Serious service affecting)

Response time from Supplier’s notification shall be 30 minutes or fewer. A Final Solution or Work Round (neutralization) will be available within four (4) hours of Supplier’s notification in 90% of all cases and within eight (8) hours in 100% of all cases. If no Final Solution is possible but a Work Around is created, the Emergency Incident will be closed and a Severity Level “A” Incident will be opened. The objective shall be to neutralize the Incident as soon as possible.

Severity Level A: High priority Incident (Serious service affecting)

A response time of one (1) office hour is applicable. A Final Solution or Work around (neutralization) will be available within eight (8) office hours in 90% of all cases and twelve (12) office hours in 100% of all cases. If no Final Solution is possible but a Work around is created, the Final Solution will be available within two (2) weeks in 100% of all cases. The objective shall be to neutralize the Incident and implement a Final Solution as soon as possible.

Severity Level B: Medium priority Incident (Medium service affecting)

Response time from Supplier’s notification shall be eight (8) Office Hours or fewer. A Final Solution or Work around (neutralization) will be available within three (3) Working days of Supplier’s notification in 90% of all cases and within six (6) Working days in 100% of all cases. If no Final Solution is possible but a Work around is created, the Final Solution will be available within Three (3) weeks in 100% of all cases. The objective shall be to neutralize the Incident and implement a Final Solution as soon as possible.

Severity Level C: Low priority Incident (Minor service affecting)

Response time from Supplier’s notification shall be eight (8) Office Hours or fewer. A Final Solution or Work around (neutralization time) will be available within One (1) week of Supplier’s notification in 90% of all cases and within two (2) weeks in 100% of all cases. If no Final Solution is possible but a Work around is created, the Final Solution will be available within four (4) weeks in 100% of all cases. The objective shall be to neutralize the Incident and implement a Final Solution as soon as possible.

Severity Level Q: Support questions, Warning Incidents (Non service affecting)

A response will normally be given by returning e-mail within eight (8) Office Hours.

3.5. Alteration and Extra Work

3.5.1.	If Supplier, at T-Mobile’s request, approval thereof and prior mutual consent, performs any work or produced any functionality that is beyond the substance or scope of the agreed Support Service, such functionality shall be paid for in accordance with the rates mutually agreed upon prior to such work being performed (less appropriate discounts).

3.5.2.	T-Mobile accepts that the agreed or expected time of completion of the Support Service and the reciprocal responsibilities of T-Mobile and Supplier may be affected by the work and results as referred to in this Section 3.6.

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3.6. T-Mobile Support Representative Activities

3.6.1.	T-Mobile Support Representative is a part of Value Added Services. He/She is the technical contact person for T-Mobile and works in close conjunction with Supplier’s Operational Service Manager. The main objective of the T-Mobile Support Representative is to provide T-Mobile with proactive service for a specific System. Therefore, he/she shall have thorough knowledge of T-Mobile’s System configuration, the implemented add-on Products and T-Mobile’s Network. In order to have a good overview, T-Mobile Support Representative will:

•	Monitor T-Mobile’s Incidents and keep track of progress of Incident handling;

•	Be involved in T-Mobile’s planned System changes;

•	Attend the operational review meetings whenever necessary;

•	Monitor T-Mobile’s traffic profile and System operational reports on a regular basis.

3.7. Operational Service Management

3.7.1.	Service Management is a part of Value Added Services. Supplier’s Operational Service Management shall be responsible for the quality, performance and escalation process related to System Support Services provided to T-Mobile hereunder. In order to measure the Support Service quality and performance, the Operational Service Manager will monitor incidents when necessary, provide T-Mobile with performance statistics and will arrange review meetings on a regular basis.

Performance Statistics

In order to monitor the specified Response Times, Work around Times and Final Solution Times, the Operational Service Manager shall provide T-Mobile with performance statistics on a monthly basis. Upon a request by T-Mobile, the Operational Service Manager will provide information on a specific Incident within two (2) days.

Operational Review meetings

The objective of the operational review meetings shall be to inform T-Mobile concerning Supplier’s Support Services organization; the progress of open Incidents and/or to discuss any other items in order to increase Supplier’s Support Service quality. The Operational Service Manager and T-Mobile will together coordinate a weekly conference call between these two Parties. Operational review meetings can be held separately for each Supplier supported Product. Both Parties shall have the right to include items on the agenda for a specific meeting, but in general the following topics will be discussed:

•	Organization processes and organization changes (both Parties);

•	Progress of open Incidents and ETA;

•	T-Mobile’s Top ten Incidents;

•	T-Mobile’s planned (evening) maintenance/configuration activities.

Escalation

In the event that T-Mobile requires escalation of an Incident T-Mobile can contact the Operational Service Manager. The Operational service Manager will supervise the escalation and have access to all necessary management levels and experts to carry out the escalation as quickly as possible.

During Office Hours the Operational Service Manager will supervise T-Mobile’s escalation process. Outside of Office Hours, the Operational Service Manager on duty will supervise T-Mobile’s escalation.

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3.8. Documentation

3.8.1.	Supplier shall completely or partially adapt, revise or replace the Documentation periodically or provide T-Mobile with interim release notes if such should be reasonably necessitated by the provision of new or improved versions or corrections of the Software. Documentation or release notes shall be provided electronically and as a hard copy.

3.9. Service Uptime or Availability

3.9.1.	The service uptime or availability will be measured as from a Geo-redundant and distributed System by the availability of the Services provided to all Subscribers of T-Mobile, based on following:

a.	During any period in which one System component, whether it is a single node or a blade component, is unavailable but the other System component(s) is or are working properly and there is no negative impact to overall System operation and Service, the availability of the Services provided to T-Mobile’s Subscribers shall be considered to be 100% (hundred percent).

b.	During any period in which a System, or a System site, is unavailable but T-Mobile is able to re-route the affected traffic to another System or another Geo-diverse System site without causing any negative impact to the overall System operation, Service and or business, the availability of the Services provided to T-Mobile’s Subscribers shall be considered to be 100% (hundred percent). If T-Mobile is unable to re-route such traffic or there is negative impact to overall System operation, Service and or business, then the availability shall be considered to be 0% (zero percent) during such period.

c.	Planned service outage approved by T-Mobile will not be included in calculating System unavailability.

3.9.2.	The unavailability time is the time from when T-Mobile notifies Supplier of an Incident until the time Supplier has successfully implemented a Work around or Solution

3.9.3.	Downtime—As to any calendar month, Downtime is defined as the total amount of Unscheduled Downtime less Scheduled Downtime for Service due to negative impact by the System during a calendar month. Downtime is expressed in minutes. Excluded from Downtime is any downtime caused by T-Mobile, Supplier, third parties, acts of force majeure, Network outages, or caused by any circumstances beyond the reasonable control of T-Mobile.

3.9.4.	Scheduled Downtime—As to any calendar month, the amount of time scheduled by T-Mobile for planned maintenance of the System. Scheduled Downtime is expressed in minutes.

3.9.5.	T-Mobile Unscheduled Downtime—As to any calendar month, any total or partial disruption or impairment in the Service due to negative impact by the System which results in a Severity Level E1 or Severity Level E2 outage of the Service, not the result of Scheduled Downtime, expressed in minutes.

3.9.6.	Total Time Available—As to any calendar month, the product of one thousand four hundred and forty (1,440) and the total number of days in such month, less Scheduled Downtime. Total Time Available is expressed in minutes.

3.9.7.	Service Uptime or Availability—As to any calendar month, the number one (1), minus the accumulated Unscheduled Downtime for such month divided by the Total Time Available for such calendar month. Service Uptime or Availability is expressed as a percentage.

3.9.8.	Supplier will guarantee T-Mobile that Service Uptime or System Availability shall be 99.999%.

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3.9.9.	If the Service uptime or availability is below the 99.999% in a calendar month, calculated using above method, this will result in a decrease of the quality of T-Mobile service. In this case, T-Mobile shall be entitled to charge a penalty of 30% of the prorated monthly Support Services fee for that relevant year on a per Incident basis.

3.10. Performance Penalties

3.10.1.	If the Workaround as described in section 3.4, Incident Handling, is prolonged to an unacceptable extent by Supplier, this will result in a decrease of the quality of T-Mobile service. “No Workaround” or “non-neutralization” is defined as having no Final solution and/or Workaround. In this case, T-Mobile shall have the right to receive liquidated damages from Supplier in accordance with the following chart on a per Incident basis:

Incident Classification	Incident Handling Condition	Penalties
Severity Level E1 Incident	Non-neutralization, over and above 6 hours	[***]% of the monthly Support Services Fees
	Non-neutralization, over and above 10 hours	[***]% of the monthly Support Services Fees
Severity Level E2 Incident	Non-neutralization, over and above 8 hours	[***]% of the monthly Support Services Fees
	Non-neutralization, over and above 12 hours	[***]% of the monthly Support Services Fees
Severity Level A Incident	Non-neutralization, over and above 12 office hours	[***]% of the monthly Support Services Fees
	Non-neutralization, over and above 16 office hours	[***]% of the monthly Support Services Fees
Severity Level B Incident	Non-neutralization, over and above 6 working days	[***]% of the monthly Support Services Fees
	Non-neutralization, over and above 2 weeks	[***]% of the monthly Support Services Fees

The above mentioned percentages cannot be charged cumulatively with respect to the same Incident.

Supplier shall meet the response times herein for all conditions [***] of the time. Should Supplier not meet such SLAs, T-Mobile shall request from Supplier a written review and process analysis of why Supplier is not capable of meeting the targets. Supplier shall have thirty (30) days to respond to T-Mobile’s request. If after thirty (30) days of receipt of the report Supplier’s average is still below the target the following shall be implemented:

Supplier shall pay to T-Mobile liquid damages in the amount of [***] for every month Supplier is below the response targets set above for the Term.

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*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

4. Service Guidelines

4.1. Quick overview of this Service agreement

Service Components	Applicable
Primary Services	Yes

• Maintenance Service

• New Release and Software Maintenance Services

• Support Services

• System Upgrade Support

• Helpdesk 24 x 7 Support

• Value Added Services

• HW Services

Emergency Services	Yes

Planned On-Site Support	Yes

System “Health” Management	Yes

Single Point of Contact Services	Yes

System Element (Product) Support (“SPS”)	Yes

Special Services	N/A

4.2. Service Handling Chart

Severity Levels			Applicable
Severity Level E1	Response time: Work around time Final solution time	: 15 minutes : 2 hours (90%), 6 hours (100%) : N/A	Yes

Severity Level E2	Response time: Work around time Final solution time	: 30 minutes : 4 hours (90%), 8 hours (100%) : N/A	Yes

Severity Level A	Response time: Work around time Final solution time	: 1 office hour : 8 office hours (90%), 12 office hours (100%) : 2 weeks (100%)	Yes

Severity Level B	Response time: Work around time	: 8 office hours : 3 working days (90%),	Yes

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Severity Levels			Applicable
	Final solution time	6 working days (100%) : 3 weeks (100%)

Severity Level C	Response time:	: 8 office hours	Yes
	Work around time	: 1 week (90%), 2 weeks (100%)
	Final solution time	: 4 weeks (100%)

Severity Level Q	Response time:	: Response within 8 office hours	N/A
	Work around time	: N/A
	Final solution time	: 3 months (100%)

4.3. T-Mobile shipping address

Supplier must make all overnight shipping to one of the following T-Mobile datacenter address. The specific datacenter shall be notified by T-Mobile during the shipping request is made. This includes all HW, replacement parts, components, Documents etc, eligible for overnight shipping. If the item to be shipped at a different location other than following address, T-Mobile must notify Supplier in writing about new address before the shipping is made.

ATLANTA Datacenter

POC:	Arturo Cooper
Address:	4 Concourse Parkway Suite 300 Atlanta GA. 30328
Telephone:	678-338-4119

SNOQUALMIE Datacenter

POC:	Ryan Dardis
Address:	34931 SE DOUGLAS ST, SNOQUALMIE, WA 98065
Telephone:	425-396-4166

5. Service not covered under support program

The Support Services provided under this Support Services Program will not include:

•

Support or replacement of Product or Product Components that is destroyed or damaged due to improper storage, Installation, use, maintenance or repair by T-Mobile or due to accident, fire, etc. unless the responsibility of Supplier.

•	Any Hardware upgrade required to run new or updated Software, unless the Hardware is required as a result of a Supplier Software Release.

•	Services on any Software or Hardware not purchased from Supplier unless they are explicitly stated in this agreement and mutually agreed upon by both Parties.

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Appendix D

ESCROW AGREEMENT

[TO BE ADDED WITHIN 30 DAYS AFTER THE EFFECTIVE DATE OF THE AGREEMENT]

Confidential and Proprietary	Page 43

Iron Mountain offers records management for both physical and digital media, disaster recovery support, consulting services, and is the leader in intellectual property protection, specializing in technology escrow and domain name records management. Comac, a subsidiary of Iron Mountain, provides marketing collateral fulfillment services. Iron Mountain is committed to delivering responsive and reliable service to meet our customers’ needs. Our proven systems and processes ensure that we provide quality and consistent service to our customers. Be sure to visit our website, www.ironmountain.com for more information.

© 2005 Iron Mountain Incorporated. All rights reserved. Iron Mountain and the design of the mountain are registered trademarks and Iron Mountain Connect is a trademark of Iron Mountain Incorporated. All other trademarks and registered trademarks are the property of their respective owners.

EFFECTIVE DATE: April 20, 2010

PRIMARY DEPOSIT ACCOUNT NUMBER: 37613

AUXILIARY DEPOSIT ACCOUNT NUMBER

CUSTOM THREE-PARTY ESCROW SERVICE AGREEMENT

1.	Introduction.

This Three Party Escrow Service Agreement (the “Agreement”) is entered into by and between Mavenir Systems, Inc. (the “Depositor”), and by Starent Networks, Corp. (the “Beneficiary”) and by Iron Mountain Intellectual Property Management, Inc. (“Iron Mountain”). Depositor, Beneficiary, and Iron Mountain may be referred to individually as a “Party” or collectively as the “Parties” throughout this Agreement. The Parties intend for this Agreement to govern two deposit escrow accounts consisting of: (1) a Primary escrow account (“Deposit Account 1”), and (2) an Auxiliary escrow account (“Deposit Account 2”), each a “Deposit Account”.

(a) The use of the term services in this Agreement shall refer to Iron Mountain services that facilitate the creation, management, and enforcement of software or other technology escrow accounts as described in Exhibit A attached hereto (“Services”). A Party shall request Services under this Agreement by submitting a work request for certain Iron Mountain Services (“Work Request”) via written instruction or the online portal maintained at the website located at www.ironmountainconnect.com, or other websites owned or controlled by Iron Mountain that are linked to that website (collectively the “Iron Mountain Website”).

(b) The Beneficiary and Depositor have, or will have, entered into a license agreement or other agreement conveying intellectual property rights to the Beneficiary, and the Parties intend this Agreement to be considered as supplementary to such agreement, pursuant to Title 11 United States [Bankruptcy] Code, Section 365(n).

2.	Depositor Responsibilities and Representations.

(a)	Depositor shall make an initial deposit that is complete and functional of all proprietary technology and other materials covered under this Agreement (“Deposit Material”) to Iron Mountain within thirty (30) days of the Effective Date. Depositor may also update Deposit Material from time to time during the Term of this Agreement provided a minimum of one (1) complete and functional copy of Deposit Material is deposited with Iron Mountain at all times. At the time of each deposit or update, Depositor will provide an accurate and complete description of all Deposit Material sent to Iron Mountain using the form attached hereto as Exhibit B.

(b)	Depositor represents that it lawfully possesses all Deposit Material provided to iron Mountain under this Agreement free of any liens or encumbrances as of the date of their deposit. Any Deposit Material liens or encumbrances made after their deposit will not prohibit, limit, or alter the rights and obligations of Iron Mountain under this Agreement. Depositor warrants that with respect to the Deposit Material, Iron Mountain’s proper administration of this Agreement will not violate the rights of any third parties.

(c)	Depositor represents that all Deposit Material is readable and useable in its then current form; if any portion of such Deposit Material is encrypted, the necessary decryption tools and keys to read such material are deposited contemporaneously.

(d)	Depositor agrees, upon request by Iron Mountain, in support of Beneficiary’s request for verification Services, to promptly complete and return the Escrow Deposit Questionnaire attached hereto as Exhibit Q. Depositor consents to Iron Mountain’s performance of any level(s) of verification Services described in Exhibit A attached hereto and Depositor further consents to Iron Mountain’s use of a subcontractor to perform verification Services. Any such subcontractor shall be bound by the same confidentiality obligations as Iron Mountain and shall not be a direct competitor to either Depositor or Beneficiary. Iron Mountain shall be responsible for the delivery of Services of any such subcontractor as if Iron Mountain had performed the Services. Depositor represents that all Deposit Material is provided with all rights necessary” for Iron Mountain to verify such proprietary technology and materials upon receipt of a Work Request for such Services or agrees to use commercially reasonable efforts to provide Iron Mountain with any necessary use rights or permissions to use materials necessary to perform verification of the Deposit Material. Depositor agrees to reasonably cooperate with Iron Mountain by providing reasonable access to its technical personnel for verification Services whenever reasonably necessary.

3.	Beneficiary Responsibilities and Representations.

(a)	Beneficiary acknowledges that, as between Iron Mountain and Beneficiary. Beneficiary assumes all responsibility for the completeness and functionality of all Deposit Material.

(b)	Beneficiary may submit a verification Work Request to Iron Mountain for one or more of the Services defined in Exhibit A attached hereto and further consents to Iron Mountain’s use of a subcontractor if needed to provide such Services. Beneficiary warrants that Iron Mountain’s use of any materials supplied by Beneficiary to perform the verification Services described in Exhibit A is lawful and does not violate the rights of any third parties.

4.	Iron Mountain Responsibilities and Representations.

(a)	Iron Mountain agrees to use commercially reasonable efforts to provide the Services requested by Authorized Person(s) (as identified in the “Authorized Person(s)/Notices Table” below) representing the Depositor or Beneficiary in a Work Request. Iron Mountain may reject a Work Request (in whole or in part) that does not contain all required information at any time upon notification to the Party originating the Work Request.

(b)	Iron Mountain will conduct a visual inspection upon receipt of any Deposit Material and associated Exhibit 8. if Iron Mountain determines that the Deposit Material does not match the description provided by Depositor represented in Exhibit B attached hereto, Iron Mountain will notify Depositor of such discrepancies and notate such discrepancy on the Exhibit B.

(c)	Iron Mountain will provide notice to the Beneficiary of all Deposit Material that is accepted and deposited into the escrow account under this Agreement.

(d)	Iron Mountain will work with a Party who submits any verification Work Request for Deposit Material covered under this Agreement to either fulfill any standard verification Services Work Request or develop a custom Statement of Work (“SOW”). Iron Mountain and the requesting Party will mutually agree in writing to an SOW on the following terms and conditions that include but are not limited to: description of Deposit Material to be tested; description of Verification testing; requesting Party responsibilities; Iron Mountain responsibilities; Service Fees; invoice payment instructions; designation of the paying Party; designation of authorized SOW representatives for both the requesting Party and Iron Mountain with name and contact information; and description of any final deliverables prior to the start of any fulfillment activity. After the start of fulfillment activity, each SOW may only be amended or modified in writing with the mutual agreement of both Parties, in accordance with the change control procedures set forth therein.

(e)	Iron Mountain will hold and protect Deposit Material in physical or electronic vaults that are either owned or under the control of Iron Mountain, unless otherwise agreed to by the Parties.

(f)	Upon receipt of written instructions by both Depositor and Beneficiary, Iron Mountain will permit the replacement or removal of previously submitted Deposit Material. The Party making such request shall be responsible for getting the other Party to approve the joint instructions.

(g)	Should transport of Deposit Material be necessary in order for Iron Mountain to perform Services requested by Depositor or Beneficiary under this Agreement, Iron Mountain will use a commercially recognized overnight carrier such as Federal Express or United Parcel Service. Iron Mountain will not be responsible for any toss or destruction of, or damage to, such Deposit Material while in the custody of the common carrier.

5.	Payment.

The Depositor and Beneficiary shall each be responsible for paying to Iron Mountain one half (1/2) of all payments, designated in Exhibit A and all fees as set forth in the Work Request (“Service Fees”). Together, the Depositor and Beneficiary are referred to as the “Paying Party.” Except as set forth below, all Service Fees are due within thirty (30) calendar days from the date of invoice in U.S. currency and are non-refundable. Iron Mountain may update Service Fees with a ninety (90) calendar day written notice to the Paying Party during the term of this Agreement. The Paying Party is liable for any taxes related specifically to Services purchased under this Agreement or shall present to Iron Mountain an exemption certificate acceptable to the taxing authorities. Applicable taxes shall be billed as a separate item on the invoice. Depositor and Beneficiary agree that if this Agreement terminates during the term for any reason, other than for the fault of Iron Mountain, all prepaid fees shall be non-refundable. Any Service Fees not collected by Iron Mountain when due shall bear interest until paid at a rate of one percent (1%) per month (12% per annum) or the maximum rate permitted by law whichever is less. Notwithstanding, the non-performance of any obligations of Depositor to deliver Deposit Material under the License Agreement or this Agreement, Iron Mountain is entitled to be paid all Service Fees that accrue during the Term of this Agreement.

6.	Term and Termination.

(a)	The “Term” of this Agreement is for a period of one (1) year from the Effective Date (“Initial Term”) and will automatically renew for additional one (1) year terms (“Renewal Term”) and continue in full force and effect until one of the following events occur: (i) Depositor and Beneficiary provide Iron Mountain with sixty (60) days’ prior written joint notice of their intent to terminate this Agreement; (ii) Beneficiary provides Iron Mountain and Depositor with sixty (60) days’ prior written notice of their intent to terminate this Agreement; (iii) the Agreement terminates under another provision of this Agreement; or (iv) any time-after the Initial Term. Iron Mountain provides a sixty (60) days’ prior written notice to the Depositor and Beneficiary of Iron Mountain’s intent to terminate this Agreement. If the Effective Date is not specified above, then the last date noted on the signature blocks of this Agreement shall be the Effective Date.

(b)	Unless the express terms of this Agreement provide otherwise, upon termination of this Agreement, Iron Mountain shall return the Deposit Material to the Depositor. If reasonable attempts to return the Deposit Material to Depositor are unsuccessful, Iron Mountain shall destroy the Deposit Material.

(c)	In the event of the nonpayment of undisputed Service Fees owed to Iron Mountain. Iron Mountain shall provide all Parties to this Agreement with written notice of Iron Mountain’s intent to terminate this Agreement. Any Party to this Agreement shall have the right to make the payment to Iron Mountain to cure the default. If the past due payment is not received in full by Iron Mountain within thirty (30) calendar days of the date of such written notice, then Iron Mountain shall have the right to terminate this Agreement at any time thereafter by sending written notice to all Parties. Iron Mountain shall have no obligation to perform the Services under this Agreement (except those obligations that survive termination of this Agreement) so long as any undisputed Service Fees due Iron Mountain under this Agreement remain unpaid.

7.	General Indemnity and Infringement Indemnification.

(a) Subject to Section 11 and 12, each Parry shall defend, indemnify and hold harmless the others, their corporate affiliates and their respective officers, directors, employees, and agents and their respective successors and assigns from and against any and all claims, losses, liabilities, damages, and expenses (including, without limitation, reasonable attorneys’ fees), arising under this Agreement from the negligent or intentional acts or omissions of the indemnifying Party or its subcontractors, or the officers, directors, employees, agents, successors and assigns of any of them.

(b) Anything in this Agreement to the contrary notwithstanding, Depositor at its own expense shall defend and hold Iron Mountain fully harmless against any claim or action asserted against Iron Mountain (specifically including costs and reasonable attorneys’ fees associated with any such claim or action) to the extent such claim or action is based on an assertion that Iron Mountain’s proper administration of this Agreement infringes any patent, copyright, license or other proprietary right of any third party. When Iron Mountain has notice of a claim or action, it shall promptly notify Depositor in writing. At its option, Depositor may elect to control defense of such claim or action and may elect to enter into a settlement agreement, provided that no such settlement or defense shall include any admission or implication of wrongdoing on the part of Iron Mountain without Iron Mountain’s prior written consent, which consent shall not be unreasonably delayed or withheld. Iron Mountain shall have the right to employ separate counsel and participate in the defense of any claim at its own expense.

8.	Warranties.

(a)	IRON MOUNTAIN WARRANTS ANY AND ALL SERVICES PROVIDED HEREUNDER SHALL BE PERFORMED IN A WORKMANLIKE MANNER EXCEPT AS SPECIFIED IN THIS SECTION, ALL EXPRESS OR IMPLIED CONDITIONS, REPRESENTATIONS, AND WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY, AGAINST INFRINGEMENT OR ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE, ARE HEREBY EXCLUDED TO THE EXTENT ALLOWED BY APPLICABLE LAW. AN AGGRIEVED PARTY MUST NOTIFY IRON MOUNTAIN PROMPTLY OF ANY CLAIMED BREACH OF ANY WARRANTIES. THE WARRANTY PROVIDED IS SUBJECT TO THE LIMITATION OF LIABILITY SET FORTH IN THIS AGREEMENT.

(b)	Depositor warrants that all Depositor information provided hereunder is accurate and reliable and undertakes to promptly correct and update such Depositor information during the Term of this Agreement.

(c)	Beneficiary warrants that all Beneficiary information provided hereunder is accurate and reliable and undertakes to promptly correct and update such Beneficiary information during the Term of this Agreement.

(d)	Ownership Warranty Depositor warrants that it is the owner or legal custodian of the Deposit Material and has full authority to store the Deposit Material and direct their disposition in accordance with the terms of this Agreement. Depositor shall reimburse Iron Mountain for any expenses reasonably incurred by Iron Mountain (including reasonable legal fees) by reason of Iron Mountain’s compliance with the instructions of Depositor in the event of a dispute concerning the ownership, custody or disposition of Deposit Material stored by Depositor with Iron Mountain.

9.	Insurance.

Iron Mountain shall, at its sole cost and expense, throughout the term of this Agreement, procure and maintain in full force and effect, the following insurance coverage, with an insurance carrier that is rated B+ or better by A.M. Best.

TYPE OF INSURANCE	COVERAGE AMOUNT	TYPE OF INSURANCE	COVERAGE AMOUNT
General Liability	$2,000,000 General Aggregate	Crime insurance	$2,000,000 Each Occurrence
General Liability	$1,000,000 Each Occurrence	Umbrella Coverage	$5,000,000 General Aggregate
Professional Liability	$1,000,000 Each Occurrence

All certificates of insurance shall name the Parties as additional beneficiaries with respect to General Liability coverage. All certificates of insurance shall require that the Parties be provided with advance written notice of cancellation of the stated coverage, and Iron Mountain shall request that its insurer use its best efforts to provide at least thirty (30) days’ advance written notification of such cancellation.

10.	Confidential Information.

Iron Mountain shall have the obligation to reasonably protect the confidentiality of the Deposit Material. Except as provided in this Agreement Iron Mountain shall not use or disclose the Deposit Material. Iron Mountain shall not disclose the terms of this Agreement to any third Party. If Iron Mountain receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Material, Iron Mountain will promptly notify the Parties to this Agreement unless prohibited by law. After notifying the Parties, Iron Mountain may comply in good faith with such order after providing the Depositor or Beneficiary a reasonable opportunity to challenge such order. It shall be the responsibility of Depositor or Beneficiary to challenge any such order, provided, however, that Iron Mountain does not waive its rights to present its position with respect to any such order. Iron Mountain will cooperate with the Depositor or Beneficiary, as applicable, to support efforts to quash or limit any subpoena, at such party’s expense. Any party requesting additional assistance shall pay Iron Mountain’s standard charges or as quoted upon submission of a detailed request.

11.	Limitation of Liability.

NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT, ALL LIABILITY, IF ANY, WHETHER ARISING IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, OF ANY PARTY TO THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT EQUAL TO ONE YEAR OF FEES PAID OR OWED TO IRON MOUNTAIN UNDER THIS AGREEMENT. IF CLAIM OR LOSS IS MADE IN RELATION TO A SPECIFIC DEPOSIT OR DEPOSITS, SUCH LIABILITY SHALL BE LIMITED TO THE FEES RELATED SPECIFICALLY TO SUCH DEPOSITS. THIS LIMIT SHALL NOT APPLY TO ANY PARTY FOR; (I) ANY CLAIMS OF INFRINGEMENT OF ANY PATENT, COPYRIGHT, OR TRADEMARK; (II) LIABILITY FOR DEATH OR BODILY INJURY; OR (III) PROVEN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

12.	Consequential Damages Waiver.

IN NO EVENT SHALL ANY PARTY TO THIS AGREEMENT BE LIABLE TO ANOTHER PARTY FOR ANY INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, LOST PROFITS, ANY COSTS OR EXPENSES FOR THE PROCUREMENT OF SUBSTITUTE SERVICES, OR ANY OTHER INDIRECT DAMAGES, WHETHER ARISING IN CONTRACT. TORT (INCLUDING NEGLIGENCE) OR OTHERWISE EVEN IF THE POSSIBILITY THEREOF MAY BE KNOWN IN ADVANCE TO ONE OR MORE PARTIES.

13.	General.

(a)	Incorporation of Work Requests. All valid Depositor and Beneficiary Work Requests are incorporated into this Agreement.

(b)	Purchase Orders. In the event that the Paying Party issues a purchase order or other instrument used to pay Service Fees to Iron Mountain, any terms and conditions set forth in the purchase order which constitute terms and conditions which are in addition to those set forth in this Agreement or which establish conflicting terms and conditions to those set forth in this Agreement are expressly rejected by Iron Mountain.

(c)	Right to Make Copies. Iron Mountain shall have the right to make copies of all Deposit Material as reasonably necessary to perform the Services. Iron Mountain shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on Deposit Material onto any copies made by Iron Mountain. Any copying expenses incurred by Iron Mountain as a result of a Work Request to copy will be borne by the Party requesting the copies. Iron Mountain may request Depositor’s reasonable cooperation in promptly copying Deposit Material in order for Iron Mountain to perform this Agreement.

(d)	Choice of Law. The validity, interpretation, and performance of this Agreement shall be controlled by and construed under the laws of the State of New York, USA, as if performed wholly within the state and without giving effect to the principles of conflicts of laws.

(e)	Authorized Person(s). Depositor and Beneficiary must each authorize and designate one person whose actions will legally bind such party (“Authorized Person” who shall be identified in the Authorized Persons (s) Notices Table of this Agreement) and who may manage the Iron Mountain escrow account through the Iron Mountain website or written instruction. The Authorized Person for each the Depositor and Beneficiary will maintain the accuracy of their name and contact information provided to Iron Mountain during the term of this Agreement.

(f)	Right to Rely on Instructions. Iron Mountain may act in reliance upon any instruction, instrument, or signature, reasonably believed by Iron Mountain to be genuine and from an Authorized Person(s), officer, or other employee of a Party. Iron Mountain may assume that such representative of a Party to this Agreement who gives any written notice, request, or instruction has the authority to do so. Iron Mountain will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document reasonably believed to be from such representative. With respect to Release and Destruction of Deposit Materials, Iron Mountain shall rely on an Authorized Person(s).

(g)	Force Majeure. No Party shall be liable for any delay or failure in performance due to events outside the defaulting Party’s reasonable control, including without limitation acts of God, earthquake, labor disputes, shortages of supplies, riots, war, acts of terrorism, fire, epidemics, or delays of common carriers or other circumstances beyond its reasonable control. The obligations and rights of the excused Party shall be extended on a day-to-day basis for the time period equal to the period of the excusable delay.

(h)	Notices. All notices regarding Exhibit C (release) shall be sent by commercial express mail or other commercially appropriate means that provide prompt delivery and require proof of delivery. All other correspondence, including invoices, payments, and other documents and communications, may be sent electronically or via regular mail. The Parties shall have the right to rely on the last known address of the other Parties. Any correctly addressed notice to last known address of the other Parties that is relied on herein and that is refused, unclaimed, or undeliverable because of an act or omission of the Party to be notified as provided herein shall be deemed effective as of the first date that said notice was refused, unclaimed, or deemed undeliverable by electronic mail, the postal authorities by mail, through messenger or commercial express delivery services.

(i)	No Waiver. No waiver of rights under this Agreement by any Party shall constitute a Subsequent waiver of this or any other right under this Agreement.

(j)	Assignment. No assignment of this Agreement by Depositor or Beneficiary or any rights or obligations of Depositor or Beneficiary under this Agreement is permitted without the written consent of Iron Mountain, which shall not be unreasonably withheld or delayed. Iron Mountain shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Beneficiary unless Iron Mountain receives clear, authoritative and conclusive written evidence of the change of parties.

(k)	Severability. In the event any of the terms of this Agreement become or are declared to be illegal or otherwise unenforceable by any court of competent jurisdiction, such term(s) shall be null and void and shall be deemed deleted from this Agreement. All remaining terms of this Agreement shall remain in full force and effect. If this paragraph becomes applicable and as a result, the value of this Agreement is materially impaired for any Party, as determined by such Party in its sole discretion, then the affected Party may terminate this Agreement by written notice to the others.

(l)	Independent Contractor Relationship. Depositor and Beneficiary understand, acknowledge, and agree that Iron Mountain’s relationship with Depositor and Beneficiary will be mat of an independent contractor and that nothing in this Agreement is intended to or should be construed to create a partnership, joint venture, or employment relationship.

(m)	Attorneys’ Fees. In any suit or proceeding between the Parties relating to this Agreement, the prevailing Party will have the right to recover from the other(s) its costs and reasonable fees and expenses of attorneys, accountants, and other professionals incurred in connection with the suit or proceeding, including costs, fees and expenses upon appeal, separately from and in addition to any other amount included in such judgment. This provision is intended to be severable from the other provisions of this Agreement, and shall survive and not be merged into any such judgment.

(n)	No Agency. No Party has the right or authority to and shall not, assume or create any obligation of any nature whatsoever on behalf of the other Parties or bind the other Parties in any respect whatsoever.

(o)	Disputes. Any dispute, difference or question relating to or arising among any of the Parties concerning the construction, meaning, effect or implementation of this Agreement or the rights or obligations of any Party hereof will be submitted to, and settled by arbitration by a single arbitrator chosen by the corresponding Regional Office of the American Arbitration Association in accordance with the Commercial Rules of the American Arbitration Association. The arbitration hearing shall be limited to two (2) days maximum. The arbitrator shall apply New York law. Unless otherwise agreed by the Parties, arbitration will take place in New York. New York, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator. Service of a petition to confirm the arbitration award may be made by regular mail or by commercial express mail, to the attorney for the Party or, if unrepresented, to the Party at the last known business address. If however, Depositor or Beneficiary refuse to submit to arbitration, the matter shall not be submitted to arbitration and Iron Mountain may submit the matter to any court of competent jurisdiction for an interpleader or similar action. Unless adjudged otherwise, any costs of arbitration incurred by Iron Mountain, including reasonable attorney’s fees and costs, shall be divided equally and paid by Depositor and Beneficiary.

(p)	Regulations. All Parties are responsible for and warrant, to the extent of their individual actions or omissions, compliance with all applicable laws, rules and regulations, including but not limited to: customs laws; import; export and re-export laws; and government regulations of any country from or to which the Deposit Material may be delivered in accordance with the provisions of this Agreement.

(q)	No Third Party Rights. This Agreement is made solely for the benefit of the Parties to this Agreement and their respective permitted successors and assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement unless otherwise agreed to by all the parties hereto.

(r)	Entire Agreement. The Parties agree that this Agreement, which includes all the Exhibits attached hereto and all valid Work Requests submitted by the Parties, is the complete agreement between the Parties hereto concerning the subject matter of this Agreement and replaces any prior or contemporaneous oral or written communications between the Parties. There are no conditions, understandings, agreements, representations, or warranties, expressed or implied, which are not specified herein. Each of the Parties herein represents and warrants that the execution, delivery, and performance of this Agreement has been duly authorized and signed by a person who meets statutory or other binding approval to sign on behalf of its business organization as named in this Agreement. This Agreement may only be modified by mutual written agreement of the Parties.

(s)	Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

(t)	Survival. Sections 6 (Term and Termination), 7 (General Indemnity), 8 (Warranties), 10 (Confidential Information), 11 (Limitation of Liability) 12 (Consequential Damages Waiver), and 13 (General) of this Agreement shall survive termination of this Agreement or any Exhibit attached hereto.

DEPOSITOR		BENEFICIARY

COMPANY NAME:	Mavenir Systems, Inc.	COMPANY NAME: Starent Networks, Corp.

SIGNATURE:	/s/ Terry Hungle	SIGNATURE:	/s/ Steven Boyce
PRINT NAME:	Terry Hungle	PRINT NAME:	Steven Boyce
TITLE:	Chief Financial Officer	TITLE:	Sr. Corporate Counsel
DATE:	03.31.2010	Date:	04.13.2010
EMAIL ADDRESS	terry@mavenir.com	EMAIL ADDRESS:	S T Boyce@cioco.com

IRON MOUNTAIN INTELLECTUAL, PROPERTY MANAGEMENT, INC.

SIGNATURE:	/s/ Mary K. English
PRINT NAME:	Mary K. English
TITLE:	Director of Operations
DATE:	4/20/10
EMAIL ADDRESS:	ipmclientservices@ironmountain.com

NOTE: AUTHORIZED PERSON(S)/NOTICES TABLE, BILLING CONTACT INFORMATION TABLE AND EXHIBITS FOLLOW

DEPOSITOR — AUTHORIZED PERSON(S)/NOTICES TABLE

Provide the name(s) and contact information of the Authorized Person(s) under this Agreement. All notices will be sent to the person(s) at the address(es) set forth below. This is required information.

COMPANY:	Mavenir Systems, Inc.
ADMINISTRATIVE CONTACT
PRINT NAME:	Terry Hungle
TITLE:	Chief Financial Officer
EMAIL ADDRESS	terry@mavenir.com
ADDRESS 1	1651 N Glenville
ADDRESS 2	Suite 216
City/State/Province	Richardson, TX
POSTAL/ZIP CODE	75081
PHONE NUMBER	469-916-4393 x 5010
FAX NUMBER	469-916-4397

BENEFICIARY — AUTHORIZED PERSON(S)/NOTICES TABLE

Provide the name(s) and contact information of the Authorized Person(s) under this Agreement. All notices will be sent to the person(s) at the address(es) set forth below. This is required information.

COMPANY:	Starent Networks, Inc.
ADMINISTRATIVE CONTACT
PRINT NAME:	Steven Boyce
TITLE:	Sr. Corporate Counsel
EMAIL ADDRESS	St boyce@cioco.com
ADDRESS 1	30 International Place
ADDRESS 2
CITY/STATE/PROVINCE	Tewksbury, Massachusetts
POSTAL/ZIP CODE	01876
PHONE NUMBER	(978) 863-2358
FAX NUMBER	(978) 863-3907

IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT. INC.

All notices should be sent to ipmclientservices@ironmountain.com OR

Iron Mountain Intellectual Property Management, Inc. Attn: Client Services

2100 Norcross Parkway, Suite 150

Norcross, Georgia, 30071, USA.

Telephone: 800-875-5669

Facsimile: 770-239-9201

Approved as to Operational Content: Iron Mountain IPM Service Delivery	Approved as to Form and Legal Content: Iron Mountain Legal Department
Name: Stephanie DuBose Date: March 8, 2010	Barbara O’Neal Smith Senior Contracts Specialist Date: March 3, 2010

BILLING CONTACT INFORMATION TABLE

Please provide the name and contact information of the Billing Contact under this Agreement. All Invoices will be sent to this individual at the address set forth below.

DEPOSITOR		BENEFICIARY

PRINT NAME:	Yasmin Limbada	PRINT NAME:	Patricia Gomez
TITLE:	Office Manager	TITLE:	Manager Accounts Payable
EMAIL ADDRESS	Yasmin@mavenir.com	EMAIL ADDRESS	pgomez@starentnetworks.com
STREET ADDRESS	1651 N Glenville, Suite 216	STREET ADDRESS	30 International Place
PROVINCE/CITY/STATE	Richardson, TX	PROVINCE/CITY/STATE	Tewksbury, Massachusetts
POSTAL/ZIP CODE	75081	POSTAL/ZIP CODE	01876
PHONE NUMBER	469-916-4393 EXT 5007	PHONE NUMBER	978 863 3623
FAX NUMBER	469-916-4397	FAX NUMBER	978 863 3904
PURCHASE ORDER #		PURCHASE ORDER #

MUST BE COMPLETED EXHIBIT A—Escrow Service Work Request—Deposit Account Numbers: 37613

SERVICE Check box(es) to order service

SERVICE DESCRIPTION—THREE PARTY ESCROW AGREEMENT

All services are listed below Services in shaded tables are required for every new escrow account set up. Some services may not be available under the Agreement.

		ONE- TIME FEES	ANNUAL FEES	PAYING PARTY Check box to Identify the Paying Party for each service below.
☒ Setup Fee	Iron Mountain will setup a new escrow deposit account using a standard escrow agreement. Custom contracts are subject to the Custom Contract Fee noted below.	$1500		☐ Depositor - OR - ☐ Beneficiary

☒ Deposit Account Fee-including Escrow Management Center Access	Iron Mountain will set up one deposit account to manage and administrate access to Deposit Material that will be securely stored in controlled media vaults, Furthermore, Iron Mountain will provide account services that include unlimited deposits, electronic vaulting access to Iron Mountain Connect™ Escrow Management Center for secure online account management, submission of electronic Work Requests; and communication of status. A Client Manager will be assigned to each deposit account and provide training upon request to facilitate secure Internet access to the account and ensure fulfillment of Work Requests. An oversize fee may apply.		$1,000	☐ Depositor - OR - ☐ Beneficiary

☒ Beneficiary Fee Including Escrow Management Center Access	Iron Mountain will fulfill a Work Request to add a Beneficiary to an escrow deposit account and manage access rights associated with the account. Beneficiary will have access to Iron Mountain Connect™ Escrow Management Center for secure online account management, submission of electronic Work Requests and communication of status. A Client Manager will be assigned to each deposit account and provide training upon request to facilitate secure Internet access to the account and ensure fulfillment of Work Requests.		$700	☐ Depositor - OR - ☐ Beneficiary

☒ Add Additional Deposit Account	Iron Mountain will set up one additional deposit account to manage and administrate access to new Deposit Material that will be securely stored in controlled media vaults in accordance with the service description above and the Agreement that governs the Initial Deposit Account.		$1,000	☐ Depositor - OR - ☐ Beneficiary

☐ Add Deposit Tracking Notification	At least semi-annually, Iron Mountain will send an update reminder to Depositor. Thereafter, Beneficiary will be notified of last deposit.	N/A	$375	☐ Depositor - OR - ☐ Beneficiary

☐ Add File List Test	Iron Mountain will fulfill a Work Request to perform a File List Test, which includes analyzing deposit media readability, file listing creation of file classification table, virus scan, and assurance of completed deposit questionnaire. A final report will be sent to the Paying Party regarding the Deposit Material to ensure consistency between Depositor’s representations (i.e., Exhibit B and Supplementary Questionnaire) and stored Deposit Material. Deposit must be provided on CD, DVD-R, or deposited FTP.	$2,500	N/A	☐ Depositor - OR - ☐ Beneficiary

☐ Add Level 1 - Inventory and Analysis Test	Iron Mountain will perform an Inventory Test on the initial deposit, which includes Analyzing deposit media readability, virus scanning, developing file classification tables, identifying the presence absence of build instructions, and identifying materials required to recreate the Depositor’s software development environment. Output includes a report which will include build instructions, file classification tables and listings. In addition, the report will list required software development materials, including without limitation, required source code languages and compilers, third-party software, libraries, operating systems and hardware, as well as Iron Mountain’s analysis of the deposit.	$5,000 or based on SOW if custom work required	N/A	☐ Depositor - OR - ☐ Beneficiary

☐ Add Level 2 - Compile Test	Iron Mountain will fulfill a Work Request to perform a Deposit Compile Test, which includes the Inventory Test as described above plus recreating the Depositor’s software development environment, compiling source files and modules, linking libraries and recreating executable code, pass/fail determination creation of comprehensive build instructions with a final report sent to the Paying Party regarding the Deposit Material. The Paying Party and Iron Mountain will agree on a custom Statement of Work (“SOW”) prior to the start of fulfillment.	Based on SOW	N/A	☐ Depositor - OR - ☐ Beneficiary

☐ Add Level 3 - Binary Comparison	Iron Mountain will fulfill a Work Request to perform one Deposit Compile Test Binary Comparison which includes a comparison of the files built from the Deposit Compile Test to the actual licensed technology on the Beneficiary’s site to ensure a full match in file size, with a final report sent to the Requesting Party regarding the Deposit Material. The Paying Party and Iron Mountain will agree on a custom Statement of Work (“SOW”) prior to the start of fulfillment.	Based no SOW	N/A	☐ Depositor - OR - ☐ Beneficiary

☐ Add Level 4 - Fall Usability	Iron Mountain will fulfill a Work Request to perform one Deposit Compile Test Full Usability which includes a confirmation that the built applications work properly when installed. A final report will be sent to the Paying Party regarding the Deposit Material. The Paying Party and Iron Mountain Will agree on a custom Statement of Work (“SOW”) prior to the start of fulfillment.	Based on SOW	N/A	☐ Depositor - OR - ☐ Beneficiary

☐ Add Dual/Remote Vaulting	Iron Mountain will fulfill a Work Request to store deposit materials in one additional location as defined within the Service Agreement. Duplicate storage request may be in the form of either physical media or electronic storage.	N/A	$500	☐ Depositor - OR - ☐ Beneficiary

☐ Release Deposit Material	Iron Mountain will process a Work Request to release Deposit Material by following the specific procedures defined in Exhibit C “Release of Deposit Materials” the Escrow Service Agreement.	$500	N/A	☐ Depositor - OR - ☐ Beneficiary

☐ Add Custom Services	Iron Mountain will provide its Escrow Expert consulting based on a custom SOW mutually agreed to by all Parties.	$175/hour	N/A	☐ Depositor - OR - ☐ Beneficiary

☐ Custom Contract Fee	Custom contracts are subject to the Custom Contract Fee, which covers the review and processing of custom or modified contract.	$750	N/A	☐ Depositor - OR - ☐ Beneficiary

Note: Parties may submit Work Requests via written instruction or electronically through the online portal.

EXHIBIT B

DEPOSIT MATERIAL DESCRIPTION

COMPANY NAME: ACCOUNT NUMBER: 37613

DEPOSIT NAME: Mavenir Systems AND DEPOSIT VERSION

(Deposit Name will appear in account history reports)

DEPOSIT MEDIA (PLEASE LABEL ALL MEDIA WITH THE. DEPOSIT NAME PROVIDED ABOVE)

MEDIA TYPE	QUANTITY	MEDIA TYPE	QUANTITY
☒ CD-ROM / DVD	2	☐ 3.5 Floppy Disk
☐ DLT Tape		☐ Documentation
☐ DAT Tape		☐ Hart Drive / CPU
☐ Circuit Board

	TOTAL SIZE OF TRANSMISSION (SPECIFY IN BYTES)	# OF FILES	# OF FOLDERS
☐ Internet File Transfer
☐ Other (please describe below):

DEPOSIT ENCRYPTION (Please check either “Yes” or “No” below and complete as appropriate)

Is the media or are any of the files encrypted? ☐  Yes or ☒  No

If yes, please include any passwords and decryption tools description below. Please also deposit all necessary encryption software with this deposit.

Encryption tool name	Version

Hardware required

Software required

Other required information

DEPOSIT CERTIFICATION (Please check the box below to Certify and Provide your Contact Information)

☒ I certify for Depositor that above described Deposit Material has been transmitted electronically or sent via commercial express mail carrier to from Mountain at the address below.	☐ Iron Mountain has inspected and accepted the above described Deposit Material either electronically or physically. Iron Mountain will notify Depositor of any discrepancies.
NAME: BG Kumar	NAME:
PRINT NAME: BG Kumar	PRINT NAME:
DATE: 03.31.2010	DATE:
EMAIL ADDRESS: bgkumar@mavenir.com
TELEPHONE NUMBER: 972-998-4190
FAX NUMBER:

Note: If Depositor is physically sending Deposit Material to Iron Mountain, please label all media and mail all Deposit Material with the appropriate Exhibit B via commercial express carrier to the following address:

Iron Mountain Intellectual Property Management, Inc. Attn: Vault Administration 2100 Norcross Parkway, Suite 150 Norcross GA 30071	Telephone: 800-875-5669 Facsimile: 770-239-9201

FOR IRON MOUNTAIN USE ONLY: (NOTED DISCREPANCIES ON VISUAL INSPECTION)

EXHIBIT C

RELEASE OF DEPOSIT MATERIALS

Deposit Account Number: 37613

Iron Mountain will use the following procedures to process any Beneficiary Work Request to release Deposit Material. All notices under this Exhibit C shall be sent pursuant to the terms of Section 13(h) Notices.

1.	Release Conditions. The Depositor and Beneficiary agree that a Work Request for the release of the Deposit Material shall be based solely on one or more of the following conditions (defined as “Release Conditions”) established by Section 12.5 of that certain, Reseller OEM Agreement (the “License Agreement”), effective October 28, 2008, by and between Depositor (Mavenir Systems, Inc.) and Beneficiary (Starent Networks, Corp.):

1.	With respect to the Deposit Material deposited into the Primary Deposit Account, Number 37613, the following Release Conditions shall apply:

12.5(a)	Depositor is determined to be insolvent by a court of competent jurisdiction, a court of competent jurisdiction enters on order or decree under Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, Bankruptcy Law”) that is for relief with respect to Depositor, Depositor makes a general assignment for the benefit of its creditors, or Depositor commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any Bankruptcy Law (if such insolvency or related event is not lifted within 30 days);

12.5(b)	Depositor ceases to do business as a going concern for more than 30 days (other than the acquisition of Depositor, whether by merger, consolidation, reorganization, stock purchase or otherwise, or by the acquisition of all or substantially all of its assets);

12.5(c)	a receiver or custodian is appointed for the business of Depositor and such receiver or custodian is not dismissed within 30 days;

12.5(d)	Depositor is dissolved or liquidated pursuant to any law in force for the winding up or liquidation of corporations or other entities; and

12.5(f)	any material and repeated failure by any successor to Depositor, whether by merger, sale of assets or otherwise, to perform Depositor’s obligations under the License Agreement, including, without limitation, Depositor’s maintenance and support and development obligations set forth in Appendix C to the License Agreement.

II. With respect to the Deposit Material deposited into the Auxiliary Deposit Account, Number             , the following Release Condition shall apply:

12.5(e)	Beneficiary terminates the License Agreement pursuant to Section 14.1 thereof for Depositor’s material breach or material failure of performance of its obligations under the License Agreement, following Depositor’s failure to cure such material breach or material failure prior to the end of the cure period set forth in Section 14.1 thereof.

2.	Release Work Request. A Beneficiary may submit a Work Request to Iron Mountain (with copy to Depositor) to release the Deposit Material covered under this Agreement. Iron Mountain will send a written notice of this Beneficiary Work Request within five (5) business days to the Depositor’s Authorized Person(s).

3.	Contrary Instructions. From the date Iron Mountain mails written notice of the Beneficiary Work Request to release Deposit Material covered under this Agreement, Depositor authorized representative(s) shall have thirty (30) days to deliver to Iron Mountain contrary instructions. Contrary instructions shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured (“Contrary Instructions”). Contrary Instructions shall be on company letterhead and signed by an authorized Depositor representative. Upon receipt of Contrary Instructions, Iron Mountain shall promptly send a copy to Beneficiary’s Authorized Person(s). Additionally, Iron Mountain shall notify both Depositor and Beneficiary Authorized Person(s) that there is a dispute to be resolved pursuant to the Disputes provisions of this Agreement. Iron Mountain will continue to store Deposit Material without release pending (i) joint instructions from Depositor and Beneficiary with instructions to release the Deposit Material; or (ii) dispute resolution pursuant to the Disputes provisions of this Agreement; or (iii) receipt of an order from a court of competent jurisdiction.

4.	Release of Deposit Material. If Iron Mountain does not receive Contrary Instructions from an authorized Depositor representative, Iron Mountain is authorized to release Deposit Material to the Beneficiary or, if more than one Beneficiary is registered to the deposit, to release a copy of Deposit Material to the Beneficiary. Iron Mountain is entitled to receive any undisputed, unpaid Service Fees due Iron Mountain from the Parties before fulfilling the Work Request to release Deposit Material covered under this Agreement. Any Party may cure a default of payment of Service Fees.

5.	Termination of Agreement Upon Release. This Agreement will terminate upon the release of Deposit Material held by Iron Mountain.

6.	Right to Use Following Release. Beneficiary has the right under this Agreement to use the Deposit Material for the sole purpose of continuing the benefits afforded to Beneficiary by the License Agreement. Notwithstanding, the Beneficiary shall not have access to the Deposit Material unless there is a release of the Deposit Material in accordance with this Agreement, Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Material. Depositor and Beneficiary agree that release of the Deposit Materials to the Beneficiary does not constituted a grant of any intellectual property rights of any kind in the Deposit Materials to the Beneficiary other than as provided in the License Agreement. In no event shall the Beneficiary have the right to use the Deposit Materials for any purpose not specifically set forth in the License Agreement.

EXHIBIT Q

ESCROW DEPOSIT QUESTIONNAIRE

Introduction

From time to time, technology escrow beneficiaries may exercise their right to perform verification services. This is a service that Iron Mountain provides for the purpose of validating relevance, completeness, currency, accuracy and functionality of deposit materials.

Purpose of Questionnaire

In order for Iron Mountain to determine the deposit material requirements and to quote fees associated with verification services, a completed deposit questionnaire is requested. It is the responsibility of the escrow depositor to complete the questionnaire.

Instructions

Please complete the questionnaire in its entirety by answering every question with accurate data. Upon completion, please return the completed questionnaire to the beneficiary asking for its completion or e-mail it to Iron Mountain to the attention of verification@ironmountain.com

Escrow Deposit Questionnaire

General Description

1.	What is the general function of the software to be placed into escrow?

2.	On what media will the source code be delivered?

3.	What is the size of the deposit in megabytes?

Requirements for the Execution of the Software Protected by the Deposit

1.	What are the system hardware requirements to successfully execute the software? (memory, disk space, etc.)

2.	How many machines are required to completely set up the software?

3.	What are the software and system software requirements, to execute the software and verify correct operation?

Requirements for the Assembly of the Deposit

1.	Describe the nature of the source code in the deposit. (Does the deposit include interpreted code, compiled source, or a mixture? How do the different parts of the deposit relate to each other?)

2.	How many build processes are there?

3.	How many unique build environments are required to assemble the material in the escrow deposit into the deliverables?

4.	What hardware is required for each build environment to compile the software? (including memory, disk space, etc.)

5.	What operating systems (including versions) are used during compilation? Is the software executed on any other operating systems/version?

6.	How many separate deliverable components (executables, share libraries, etc.) are built?

7.	What compilers/linkers/other tools (brand and version) are necessary to build the application?

8.	What, if any, third-party libraries are used to build the software?

9.	How long does a complete build of the software take? How much of that time requires some form of human interaction and how much is automated?

10.	Do you have a formal build document describing the necessary steps for system configuration and compilation?

11.	Do you have an internal QA process? If so, please give a brief description of the testing process.

12.	Please list the appropriate technical person(s) Iron Mountain may contact regarding this set of escrow deposit materials.

Please provide your technical verification contact information below :

COMPANY :	Mavenir Systems, Inc.
SIGNATURE:	/s/ BG Kumar
PRINT NAME:	BG Kumar
ADDRESS 1:	1651 N Glenville
ADDRESS 2 :	Suite 216
CITY, STATE, ZIP	Richardson, TX 75081
TELEPHONE :	972-998-4190
EMAIL ADDRESS:	BGKumar@mavenir.com

For additional information about Iron Mountain Technical Verification Services, please contact Manager of Verification Services at 978-667-3601 ext. 100 or by e-mail at mailto: verification@ironmountain.com

Appendix E

List of Starent House Account Customers

•	North America

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

Confidential and Proprietary	Page 44

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

•	Caribbean / Latin America

[***]

[***]

[***]

[***]

[***]

[***]

[***]

•	Asia Pacific

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

•	EMEA

[***]

[***]

[***]

[***]

[***]

Confidential and Proprietary	Page 45

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Appendix F

Form of Warrant

Confidential and Proprietary	Page 46

Issue Date: October     , 2008

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THIS INSTRUMENT.

MAVENIR SYSTEMS, INC.

STOCK PURCHASE WARRANT

THIS CERTIFIES that Starent Networks, Corp. (the “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase, from Mavenir Systems, Inc., a Delaware corporation (the “Company”), up to 6,287,989 Shares (as defined below), at an exercise price of $0.9542 per share (the “Exercise Price”). The Exercise Price and the Shares purchasable hereunder are subject to adjustment as set forth in Section 9. This Warrant may be exercised for Vested Shares at any time on or prior to the close of business on October    , 2015 (the “Expiration Date”).

1. Definitions.

(a) “Bookings” shall mean purchase orders accepted by the Company in accordance with its published policy for acceptable order support and documentation, consistently applied, that results from the sale of Mavenir Products by the Holder directly to Tier One Accounts, which Mavenir Products were acquired from the Company pursuant to the OEM Agreement.

(b) “Change of Control” shall mean (x) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any merger, consolidation or other form of reorganization in which outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring entity or its subsidiary, but excluding any transaction effected primarily for the purpose of changing the Company’s jurisdiction of incorporation) that results in the transfer or acquisition of at least a majority of the Company’s voting power to such entity or (y) a sale of all or substantially all of the assets of the Company or the exclusive license of all or substantially all of the Company’s intellectual property by means of any transaction or series of related transactions.

(c) “Common Stock” shall mean the Company’s common stock, $0.001 par value per share.

(d) “Effective Date” shall mean October 29, 2008.

(e) “IPO” shall mean the Company’s first firm commitment underwritten public offering of its Common Stock or other securities pursuant to an effective registration statement under the Securities Act.

(f) “Mavenir Products” shall have the meaning given such term in the OEM Agreement.

(g) “OEM Agreement” shall mean that certain Reseller OEM Agreement dated as of October 29, 2008 between the Company and the Holder, as amended from time to time.

(h) “Preferred Stock” shall mean the Series C Convertible Preferred Stock, par value $0.001 per share, of the Company and any other stock into or for which the Series C Convertible Preferred Stock may be converted or exchanged, and upon and after the occurrence of an event which results in the automatic or voluntary conversion, redemption or retirement of all (but not less than all) of the outstanding shares of such Preferred Stock, including without limitation, the consummation of an IPO in which such conversion occurs, then from and after the date upon which such outstanding shares are so converted, redeemed or retired, “Preferred Stock” shall mean such Common Stock.

(i) “Securities” shall mean this Warrant and the Shares issuable upon exercise of this Warrant.

(j) “Securities Act” shall mean the Securities Act of 1933, as amended.

(k) “Shares” shall mean shares of Preferred Stock.

(l) “Tier One Accounts” shall mean NTT DOCOMO, INC., Vodafone Group Plc, France Telecom, Bouygues Telecom, Telefonica S.A., Hutchison Telephone Company, Softbank Mobile Corp., AT&T Inc., Deutsche Telekom ADR, SK Telecom Co., Ltd., KT Freetel Co., Ltd., BT Group, plc, Verizon, Verizon Business, Verizon Wireless, Reliance Communications Limited, KDDI Corporation, Tata Teleservices Limited, Vivo, Alltel Communications, LLC, Telecomunicaciones Movilnet C.A., America Moviles, Bell Canada, Bell Mobility, China Unicom Ltd., China Telecom, China Mobile, Cox Wireless LLC (Cox/TMI Wireless), United States Cellular Corporation, Sprint Nextel Corporation, Clearwire / XHOM / Sprint Wireless Broadband Company LLC, Telus Communications Company, Mobilkom Austria Group, Joint Stock Financial Corporation Sistema, Willcom, Inc., Emobile Ltd., or any subsidiaries or affiliates of the foregoing.

(m) “Vested Shares” shall mean the number of Shares that have vested pursuant to Section 2(a) hereof.

(n) “Warrant Period” shall mean the period of time commencing on the Effective Date and expiring on the third anniversary of the Effective Date.

2. Exercise of Warrant.

(a) The right to subscribe for and purchase the Shares shall vest according to the amount of Bookings during the Warrant Period in accordance with the milestones (the “Milestones”) set forth in the table below:

Milestones	Incremental Number of Vested Shares	Aggregate Number of Vested Shares
$1 million in Bookings during the Warrant Period	314,399	314,399
$2 million in Bookings during the Warrant Period	314,400	628,799
$3 million in Bookings during the Warrant Period	314,399	943,198
$4 million in Bookings during the Warrant Period	314,400	1,257,598
$5 million in Bookings during the Warrant Period	314,399	1,571,997
$6 million in Bookings during the Warrant Period	314,400	1,886,397
$7 million in Bookings during the Warrant Period	314,399	2,200,796
$8 million in Bookings during the Warrant Period	314,400	2,515,196
$9 million in Bookings during the Warrant Period	314,399	2,829,595
$10 million in Bookings during the Warrant Period	314,400	3,143,995
$11 million in Bookings during the Warrant Period	314,399	3,458,394
$12 million in Bookings during the Warrant Period	314,400	3,772,794

$13 million in Bookings during the Warrant Period	314,399	4,087,193
$14 million in Bookings during the Warrant Period	314,400	4,401,593
$15 million in Bookings during the Warrant Period	314,399	4,715,992
$16 million in Bookings during the Warrant Period	314,400	5,030,392
$17 million in Bookings during the Warrant Period	314,399	5,344,791
$18 million in Bookings during the Warrant Period	314,400	5,659,191
$19 million in Bookings during the Warrant Period	314,399	5,973,590
$20 million in Bookings during the Warrant Period	314,399	6,287,989

For the avoidance of doubt, (i) no additional Shares shall vest after the Warrant Period irrespective of the amount of Bookings generated thereafter, and (ii) there shall be no pro rata vesting between Milestones and the amount of Bookings must equal or exceed the specified Milestone in order for the Holder to be vested in the aggregate number of Shares corresponding to such Milestone.

(b) The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the principal executive office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment of the Exercise Price of the Shares thereby purchased (by cash or by check or bank draft payable to the order of the Company); whereupon the Holder shall be entitled to receive a certificate for the number of Shares so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase of the Shares, the Holder shall be entitled to exercise this Warrant, the Shares so purchased shall be and be deemed to be issued to the Holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

(c) In lieu of exercising this Warrant by payment of cash or check pursuant to subsection (b) above, the Holder may elect to receive Vested Shares equal to the value of the Warrant (based upon the value of the Vested Shares or the portion thereof being exercised), at any time after the date hereof and before the close of business on the Expiration Date, by surrender of this Warrant at the principal executive office of the Company, together with the Notice of Conversion annexed hereto, in which event the Company will issue to the Holder Vested Shares in accordance with the following formula:

X =	Y(A-B) A

Where,	X =	the number of Vested Shares to be issued to the Holder;

	Y =	the number of Vested Shares for which the Warrant is being exercised;

	A =	the fair market value of one Share; and

	B =	the Exercise Price.

For purposes of this subsection the fair market value of a Share is defined as follows:

(1) if the exercise is in connection with an IPO, and if the Company’s registration statement relating to such IPO has been declared effective by the Securities and Exchange Commission, then the fair market value shall be the initial “Price to Public” specified in the final prospectus with respect to the offering;

(2) if the exercise is in connection with a Change of Control, then the fair market value shall be the value received in such Change of Control by the holders of the securities as to which purchase rights under this Warrant exist;

(3) if the exercise occurs after, and not in connection with an IPO, and:

a) if traded on a securities exchange or the Nasdaq Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or market over the thirty (30) day period ending three (3) days prior to the date of the Notice of Conversion; or

b) if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending three (3) days prior to the date of the Notice of Conversion;

(4) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Company’s Board of Directors.

3. Nonassessable. The Company covenants that all Shares which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). Certificates for Shares purchased hereunder shall be delivered to the Holder within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current price at which each Share may be purchased hereunder shall be paid in cash to the Holder.

5. Charges, Taxes and Expenses. Issuance of certificates for Shares upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder.

6. No Rights as Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.

7. Loss, Theft, Destruction or Mutilation of Warrant. On receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

8. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, a Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

9. Adjustments. The Exercise Price and the number of Shares purchasable hereunder are subject to adjustment from time to time as set forth in this Section 9.

(a) Reclassification, etc. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities or any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 9.

(b) Subdivision or Combination of Shares. In the event that the Company shall at any time subdivide the outstanding securities as to which purchase rights under this Warrant exist, or shall issue a stock dividend on the securities as to which purchase rights under this Warrant exist, the number of securities as to which purchase rights under this Warrant exist immediately prior to such subdivision or to the issuance of such stock dividend shall be proportionately increased, and the

Exercise Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding securities as to which purchase rights under this Warrant exist, the number of securities as to which purchase rights under this Warrant exist immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

(c) Cash Distributions. No adjustment on account of cash dividends or interest on the securities as to which purchase rights under this Warrant exist will be made to the Exercise Price under this Warrant.

(d) Antidilution Rights. Antidilution rights applicable to the Preferred Stock issuable upon the exercise of this Warrant are set forth in the Company’s Amended and Restated Certificate of Incorporation (as it may be further amended or restated from time to time, the “Charter”), and shall be applicable with respect to the Preferred Stock issuable upon exercise of this Warrant. The Company shall promptly provide the Holder with any restatement, amendment, modification or waiver of the Charter. For avoidance of any doubt, there shall be no duplicate antidilution adjustment pursuant to this Section 9(d) and the Charter.

(e) Notice of Adjustments. If: (i) the Company shall declare any dividend or distribution upon its stock, whether in stock, cash, property or other securities; (ii) the Company shall offer for subscription prorata to the holders of any class of its Preferred Stock any additional shares of stock of any class or other rights; (iii) there shall be any Change of Control; (iv) there shall be an IPO; (v) the Company shall sell, lease, license or otherwise transfer all or substantially all of its assets; or (vi) there shall be voluntary dissolution, liquidation or winding up of the Company; then, in connection with each such event, the Company shall send to the Holder: (A) at least fifteen (15) days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution, subscription rights (specifying the date on which the holders of the Preferred Stock shall be entitled thereto) or for determining rights to vote in respect of such Change of Control, dissolution, liquidation or winding up; (B) in the case of any such Change of Control, sale, lease, license or other transfer of all or substantially all of the Company’s assts, dissolution, liquidation or winding up, at least fifteen (15) days’ prior written notice of the date when the same shall take place (and specifying the approximate date on which the holders of Preferred Stock shall be entitled to exchange their Preferred Stock for securities of or other property deliverable upon such Change of Control, dissolution, liquidation or winding up); and (C) in the case of an IPO, the Company shall give the Holder at least fifteen (15) days’ written notice prior to the effective date thereof.

Each such written notice shall set forth, in reasonable detail, (i) the event requiring the notice, and (ii) if any adjustment is required to be made, (A) the amount of such adjustment, (B) the method by which such adjustment was calculated, (C) the adjusted Exercise Price (if the Exercise Price has been adjusted), and (D) the number of shares subject to purchase hereunder after giving effect to such adjustment, and shall be given in the manner set forth in Section 15(e).

(f) Timely Notice. Failure to timely provide such notice required by Section 9(e) above shall entitle Holder to retain the benefit of the applicable notice period notwithstanding anything to the contrary contained in any insufficient notice received by Holder.

10. Restrictions on Transferability of Securities.

(a) Restrictions on Transferability. The Securities shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 10.

(b) Restrictive Legend. Each certificate representing the Securities and any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 10(c)) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD OF UP TO 180 DAYS FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT OF THE COMPANY FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN THAT CERTAIN STOCK PURCHASE WARRANT BETWEEN THE CORPORATION AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE CORPORATION’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SECURITIES.

Each holder of Securities and each subsequent transferee consents to the Company making a notation on its records and giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer established in this Section 10.

(c) Notice of Proposed Transfers. Each holder of a warrant or stock certificate, as the case may be, representing the Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 10(c). Such holder agrees not to make any disposition of all or any portion of the Securities unless and until there is then in effect a registration statement under the

Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement or such holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, such holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Securities Act.

11. Investment Representations of the Holder. With respect to the acquisition of any of the Securities, the Holder hereby represents and warrants to the Company as follows:

(a) Purchase Entirely for Own Account. This Warrant is made with the Holder in reliance upon the Holder’s representation to the Company, which by the Holder’s execution of this Warrant the Holder hereby confirms, that the Securities will be acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, the Holder further represents that the Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Securities.

(b) Reliance upon Holders’ Representations. The Holder understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, and that the Company’s reliance on such exemption is predicated on the Holder’s representations set forth herein.

(c) Investment Experience; Economic Risk. The Holder understands that the Company has a limited financial and operating history and that an investment in the Company involves substantial risks. The Holder has made such inquiry concerning the Company and its business and personnel as it has deemed appropriate. The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the investment in the Securities. The Holder can bear the economic risk of the Holder’s investment and is able, without impairing the Holder’s financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of the Holder’s investment.

(d) Accredited Investor Status. The Holder is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated under the Securities Act. The Holder also represents that it has not been organized for the purpose of acquiring the Securities.

(e) Restricted Securities. The Holder understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such federal securities laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, Holder represents that it is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the securities and the availability of certain current public information about the Company.

12. Market Standoff. The Holder hereby agrees that, if requested by the managing underwriter, it will not, without the prior written consent of the Company, during the period commencing on the date of the final prospectus relating to the Company’s IPO or any secondary public offering, as applicable, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) calendar days in the case of an initial public offering and ninety (90) calendar days in the case of any secondary public offering (or such other period as may be requested by the Company or managing underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports and (b) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto)) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, including (without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise. The foregoing covenants shall not apply to the sale of any shares by the Holder to an underwriter pursuant to an underwriting agreement and shall only be applicable to the Holder if all the Company’s executive officers, directors and greater than one percent (1%) stockholders enter into similar agreements. The Holder agrees to execute an agreement(s) reflecting (i) and (ii) above as may be requested by the managing underwriters at the time of the IPO or any secondary public offering, and further agrees that the Company may impose stop transfer instructions with its transfer agent in order to enforce the covenants in (i) and (ii) above. The restrictions in this Section 12 shall not apply to transfers to affiliates of the Holder or purchases made in the open market following the completion of any offering covered by this Section 12 or to any resale public offerings in which the Holder is not selling shares of Common Stock for its own account.

13. Change of Control. If at any time there shall be Change of Control, then, as a part of such Change of Control, lawful provision shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the kind and amount of shares of preferred stock or other securities or property of the successor, surviving or purchasing corporation resulting from or participating in such Change of Control that would have been issuable if Holder had exercised this Warrant immediately prior to the Change of Control. In any such case, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the Change of Control to the end that the provisions of this Warrant (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable upon exercise) shall be applicable in their entirety, and to the greatest extent possible. Without limiting the foregoing, in connection with any Change of Control, upon the closing thereof, the successor or surviving entity shall assume the obligations of this Warrant. In connection with a Change of Control and upon Holder’s written election to the Company, the Company shall cause this Warrant to be exchanged for the consideration that Holder would have received if Holder chose to exercise its right to have shares issued pursuant to Section 2(c) of this Warrant without actually exercising such right, acquiring such shares and exchanging such shares for such consideration.

14. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

15. Miscellaneous.

(a) Governing Law. THIS WARRANT WILL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PROVISIONS THEREOF).

(b) Restrictions. By acceptance hereof, the Holder acknowledges that the Shares acquired upon the exercise of this Warrant may have restrictions upon its resale imposed by state and federal securities laws.

(c) Waivers and Amendments. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

(d) Assignment. This Warrant may be assigned or transferred by the Holder only with the prior written approval of the Company. This Warrant shall be binding upon any successors or assigns of the Company.

(e) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be delivered personally by hand or by courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed to the party to be notified at the address, facsimile number or electronic mail address indicated for such person on the signature page hereof, or at such other address, facsimile number or electronic mail address as such party may designate by ten (10) days’ advance written notice to the other parties hereto. All such notices and other communications shall be deemed given upon personal delivery, on the date of mailing, upon confirmation of facsimile transfer or when directed to the electronic mail address set forth on signature page hereof. With respect to any notice given by the Company under any provision of the Delaware General Corporation Law or the Company’s charter or bylaws, the Holder agrees that such notice may given by facsimile or by electronic mail.

(f) Counterparts. This Warrant may be executed in any number of counterparts, each of which shall be enforceable, and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

MAVENIR SYSTEMS, INC.

By:

Name:

Title:

Address:
1651 North Glenville Drive, Suite 201
Richardson, Texas 75081
Attn: Chief Executive Officer
Attn: Chief Financial Officer
Facsimile: (972) 437-6232

AGREED AND ACKNOWLEDGED: STARENT NETWORKS, CORP.

By:

Name:

Title:

Address*:

Facsimile #:

*	Please indicate address for notice purposes.

MAVENIR SYSTEMS, INC.

SIGNATURE PAGE TO WARRANT

NOTICE OF EXERCISE

TO:	Mavenir Systems, Inc. 1651 North Glenville Drive, Suite 201 Richardson, Texas 75081 ATTN: Chief Financial Officer

1. The undersigned hereby elects to purchase                 shares of the             Stock (the “Shares”) of Mavenir Systems, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

2. Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

(Print Name)

Address:

3. The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.

(Date)	(Signature)

(Print Name)

Appendix G

Statement of Work

Confidential and Proprietary	Page 47

Starent Networks Corporation

Overview

Mavenir—Statement of Work

Revision 2.4

October 17, 2008

Starent Networks Corporation

30 International Place

Tewksbury, MA 01876

978-851-1100

http://www.starentnetworks.com

The information in this document is the proprietary and confidential property of Starent Networks Corporation. No part of this document may be disclosed, reproduced or distributed without the express written permission of Starent Networks Corporation. Starent Networks Corporation reserves the rights to alter the design and specifications at any time without notice, as part of its continuing program of product development.

Overview – Mavenir Statement of Work	Starent Networks Corporation

Change History

Revision	Date	Author(s)	Description of change
1.0	07/08/2008	D. Fiore / J. Towey	Created and Reviewed for External Release

1.1	07/14/08	J. Towey	Edited with agreed dates from Mavenir

2.0	10/9/2008	Payam Maveddat	Mavenir Systems’ Response

2.1	10/14/08	Starent	Modified to incorporate updated understanding of market acceptance of the Tunneled IOS model, and broaden vision toward VoIP in general

2.2	10/16/08	Starent	Incorporation of internal comments and milestone date clarifications

2.3	10/16/2008	Payam Maveddat

2.4	10/17/2008	Starent	Final Edits per internal review.

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Table of Contents

1 INTRODUCTION	4

2 OVERVIEW	4

2.1 WORK ITEM OVERVIEW	4

3 CDMA FEMTO SOLUTION – SIP / IMS MODEL	7

3.1 ARCHITECTURE / SYSTEM VIEW	7
3.2 ISC/SCC AS	7
3.3 ICS MSC	8
3.4 IM TAS FEATURES	8
3.4.1 MSC as TAS	9
3.4.2 IM TAS	9
3.5 SMS GATEWAY	9
3.6 NETWORK MANAGEMENT	9
3.7 REDUNDANCY	10
3.8 PERFORMANCE	10

4 CDMA FEMTO SOLUTION—TUNNELED IOS ARCHITECTURE	11

4.1 ARCHITECTURE/ SYSTEM VIEW	11
4.2 SYSTEM LEVEL INTEROPERATION TESTING	11
4.3 NETWORK MANAGEMENT	12
4.4 REDUNDANCY	12
4.5 PERFORMANCE	12

5 VOIP / IMS SOLUTION	13
5.1 ARCHITECTURE / SYSTEM VIEW	13

6 PROGRAM / PROJECT MANAGEMENT	13

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1 Introduction

This document provides an overview for the Statement of Work requested from Mavenir Systems in order to jointly develop and deploy additional convergence server capabilities on the Mavenir Platform to support CDMA Femtocell, mobile VoIP to GSM Core (or otherwise defined as MSC as TAS) and generic VoIP solutions.

2 Overview

There are a variety of CDMA Femtocell architectures being positioned in the marketplace. Two approaches have risen to the forefront of Starent discussions with the CDMA customer base; the Tunneled IOS Approach, and the IMS/SIP Approach.

Starent Networks view that these two solution types are needed for CDMA. The Tunneled IOS approach will opportunistically be used as near term customer demand warrants. Strategically, Starent Networks is committed to a standards-based IMS/SIP based approach for the CDMA Femtocell marketplace. These new features and functions can also be used to address more generic VoIP solutions, including but not limited to IMS based Femto, VoIP to GSM MSC (MSC as TAS), and Greenfield VoIP.

This document identifies the high level work items requested for Mavenir Systems to include in its development and product roadmaps. It is important to note, that continued discussion and architectural refinement is required to meet future standards and deliver a competitive and differentiated solution.

Definitions:

MSC as TAS is defined as SIP end points connected through a broadband access through a Session Boarder Controller (SBC) to a 2G GSM MSC.

SCC is defined for legacy user equipment (in this case CDMA 1xRTT) as a function providing terminating access domain selection function (T-ADS) as defined in 3GPP Release 8.

2.1 Work Item Overview

Shown in Table 2.1 are the high level work items with program dates for the Mavenir deliverables. Shown in Table 2.2 are the “Solutions” and “Milestones” as referenced in the Reseller OEM Agreement between Mavenir Systems and Starent Networks. Sections 3, 4 and 5 provide more explanation on the specific work items.

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Work Item	Description	Deliverable	Original Time Frame	Mavenir Agreed Dates
1	CDMA Femto Solution-SIP/IMS Model
1.1	Architecture/System Specifications	Agreed to System Specifications Reviewed and accepted
a	System Interface Definition and Specification		15-Jul-08	July 18, 08
b	ICS Definition and Specification (includes both ICS MSC and SCC AS)		15-Aug-08	Nov 15, 08
c	MSC as TAS Definition and Specification		15-Jul-08	Nov 30, 08
d	IM TAS Definition and Specification		30-Sep-08	Nov 16, 08
1.2	Proto Type Development	Working Lab System to begin Starent / Mavenir Integration Testing
a	ICS MSC Model Development		30-Oct-08	Mar 29, 09
b	SCC AS Model Development		30-Aug-08	Mar 29, 09
c	MSC as TAS Interfaces		30-Aug-08	Apr 15, 09
d	IM TAS Phase 1 Development		15-Mar-09	May 15, 09
e	IM TAS Phase 2 Development		15-Jun-09	Aug 15, 09
1.3	Product Development	QA’d and Field Ready Component
a	ICS MSC		15-Dec-08	Jun 28, 09
b	SCC AS		30-Oct-08	Jun 28, 09
c	IM TAS Phase 1		15-Jun-09	Jun 28, 09
d	IM TAS Phase 2		15-Oct-09	Oct 15, 09
e	MSC as TAS			July 15, 09
2	CDMA Femto Solution—BSC Model
2.1	System Integrated and Working Solution for TBD MSC	QA’d and Field Ready Component	30-Oct-08	Mar. 29, 09
3	VoIP / IMS Solution
3.1	Integrate IM TAS into Greenfield VoIP Offering	QA’d and Field Ready Component	15-Oct-09	Jun 15, 09
3.2	Legacy Interworking via SS7 Map-E, D, C Interfaces	QA’d and Field Ready Component	15-Oct-09	Oct 15, 09

Table 2.1—Overview of Work Items

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Mavenir Product/Solution	Milestone 1	Milestone 2	Milestone 3
Tunneled IOS with AirWalk IP RAN	29-Mar-2009
ICS MSC with AirWalk IP RAN		28-Jun-2009
SCC AS		28-Jun-2009
IM TAS—Phase 1 with AirWalk SIP Femto		28-Jun-2009
IM TAS—Phase 2 with AirWalk SIP Femto and Generic VoIP Clients			15-Oct-2009
MSC as TAS			15-Oct-2009

Table 2.2—Solutions and Milestones

For each of the Solutions identified in Table 2.2, the following deliverables (but not an exclusive list) are to be part of the milestone delivery:

1.	Enhancements to Mavenir EMS to include provisioning of various mOne subsystems or modules for each solution.

2.	Comprehensive Acceptance Test Plan which has been reviewed and approved by the appropriate Starent Program Manager.

3.	Acceptance Test Report with results reviewed and accepted by the appropriate Starent Program Manager.

4.	Full product documentation, including release notes, known issues and work arounds, configuration and administration guides, System engineering, and capacity planning guidelines.

5.	Training Documentation and Material.

6.	Manufacturing Documentation as identified by Starent Program Management.

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3 CDMA Femto Solution – SIP / IMS Model

3.1 Architecture / System View

This section provides an overview of the proposed CDMA Femto Solution. Mavenir components and required interfaces are shown in the shaded boxes below.

[***]

Figure 3.1 – SOW—Signaling Plane Reference Architecture

3.2 ISC/SCC AS

Starent Networks is committed to the pre-standard work currently under development with key customers and look to have alignment and joint standards contributions with Mavenir in 3GPP, 3GPP2 and Femto Forum. In the absence of a ratified standards, Mavenir will develop a specification for the relevant SIP Interfaces identified above.

The ISC/SCC AS shall be developed according to the emerging standard specifications TS 23.292, TS 23.237, TR 23.892, and TR 23.893. This development shall include all the interfaces shown in the grey box below and in Figure 3.1. These interfaces include the appropriate IS-41/MAP functionality as specified in X.S0004-000-E_v7.0; including MAP-E, MAP-D, and MAP-C.

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[***]

3.3 ICS MSC

This functional block is still pre-standard. Mavenir/Starent need to come to a common ground of understanding for this element. Conceptually, SIP should originate from the FAP, terminate directly into the IMS Core, and anchored in the SCC AS. This block only comes into play for legacy/non SIP based FAP’s and is the mobility handoff point between CS and IMS service networks.

This block is also envisioned to capture the function for inter-MSC handoffs when acting as part of a MSC Softswitch environment. These interfaces include the appropriate MAP functionality as specified in X.S0004-000-E_v7.0; including MAP-E, MAP-D, and MAP-C.

This element also requires that Mavenir test and interoperates with various CS-MGWs (media gateways) and Media Servers (MS) to be jointly defined based upon market need.

3.4 IM TAS Features

A multi-phased solution is understood to be delivered by Mavenir; full 3GPP2 Compliant IM TAS offering.

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3.4.1 MSC as TAS

This solution allows the existing MSC’s within a carrier’s network to be used as Telephony Application Servers for generic IMS VoIP Solutions in a UMTS or GSM context.

MSC as TAS is defined as “Connecting VoIP End Points via mOne to 2G GSM MSCs via a broadband access”.

Mavenir is responsible for all interface development, interoperability, and certification to deliver the features listed in Appendix A.

The target MSC’s should be jointly created between Mavenir and Starent during the System Definition and Specification work item.

3.4.2 IM TAS

This solution enables an IMS based delivery of features and functions to the consumer base. This TAS should work with both generic SIP-based VoIP Endpoints, and with defined Femto Base Stations.

Mavenir is responsible for all functional development, interface development, interoperability, and certification to roll out the features listed in Appendix A.

A phased feature set is acceptable and is outlined in Appendix A. The list should be finalized during the System Definition and Specification work item (3.1).

3.5 SMS Gateway

The solution shall seamlessly support SMS GW as currently being developed by Mavenir Systems. This capability provides an interworking function between legacy SMS and SIP-based messaging towards the IMS network.

3.6 Network Management

All the above elements shall be seamless integrated into Mavenir’s Element Management System with full EMS functionality as part of the joint solution.

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3.7 Redundancy

All the above elements shall be developed in a manner which supports Mavenir’s redundancy architecture. In all cases, carrier grade software and hardware concepts shall be utilized in the development and testing of the product elements.

In no case, shall the system fail in an unrecoverable state. Ideally, sessions shall be maintained with no user level interruption of service. In all situations, logs and debug level functionality shall allow for remote diagnose and fault identification/containment/correction.

The system shall allow for software upgrades/downgrades in a seamless and none service affecting manner.

3.8 Performance

The above functions shall be designed, tested, and verified to meet the system level performance levels previously discussed.

Estimated capacity per CE application card:

***

***

***

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4 CDMA Femto Solution—Tunneled IOS Architecture

4.1 Architecture/ System View

[***]

Figure 4.1 – Tunneled IOS Model

The Mavenir Convergence Server shall interwork between a IOS based Femto Access Point provided by AirWalk Communications and CDMA MSCs supporting IOS 5.0 as per 3GPP2 standards. A 3rd party media gateway is required that supports EVRC codec adaptation to PCM.

The target CDMA MSCs current include:

•	Nortel

•	Huawei

•	ZTE

•	Motorola

4.2 System Level Interoperation Testing

This approach is largely a system interoperation and test activity leveraging previously developed Mavenir functionality. To the extent new interfaces are needed, or subsequent modifications to functionality are required based on IOT testing, Mavenir will appropriately incorporate into its plans as dictated by Starent Customer demand.

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4.3 Network Management

All the above elements shall be seamless integrated into Mavenir’s Element Management System with full EMS functionality as part of the joint solution.

4.4 Redundancy

All the above elements shall be developed in a manner which supports Mavenir’s redundancy architecture. In all cases, carrier grade software and hardware concepts shall be utilized in the development and testing of the product elements.

In no case, shall the system fail in an unrecoverable state. Ideally, sessions shall be maintained with no user level interruption of service. In all situations, logs and debug level functionality shall allow for remote diagnose and fault identification/containment/correction.

The system shall allow for software upgrades/downgrades in a seamless and none service affecting manner.

4.5 Performance

The above functions shall be designed, tested, and verified to meet the system level performance levels previously discussed.

Estimated capacity per CE application card:

[***]

[***]

[***]

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5 VoIP / IMS Solution

5.1 Architecture / System View

This work item is a system integration effort of elements previous specified. Elements of specific interest are the IM TAS and Legacy SS7 signaling interworking

6 Program / Project Management

Mavenir shall to identify a Program Manager and commit to weekly / biweekly conference calls. Starent recommends using the existing Mavenir’s project management and dashboard process to effectively communicate status, risks, and progress and minimizing Mavenir overhead.

Starent Networks requires participation in System Architecture and Detailed design reviews throughout the development process. Mavenir Systems shall provide unit/feature test plans and QA test summaries on a periodic basis (monthly). Starent requires review and approval rights of the acceptance test plans being created by Mavenir for each milestone listed in Table 2.1 and 2.2.

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Appendix A : Required 3GPP/2 TAS Functions

(Note that some of the services and features require joint development and coupling with Starent’s products that must be jointly defined between the two companies.)

Phase 1:

• Other Wireless Services

• SMS Delivery

• Voice Mail Waiting Indication

• Ring-Back Tones

• Supplementary/subscriber services

• Call Delivery (CD)	S.R0006-501 A June 2007

• Call Forwarding–Busy (CFB)	S.R0006-502 A June 2007

• Call Forwarding–Default (CFD)	S.R0006-503 A June 2007

• Call Forwarding–No Answer (CFNA)	S.R0006-504 A June 2007

• Call Forwarding–Unconditional (CFU	S.R0006-505 A June 2007

• Call Transfer (CT)	S.R0006-506 A June 2007

• Call Waiting (CW)	S.R0006-507 A June 2007

• Calling Number Id Presentation (CNIP)	S.R0006-508 A June 2007

• Calling Number Id Restriction (CNIR)	S.R0006-509 A June 2007

• Conference Calling (CC)	S.R0006-510 A June 2007

• Do Not Disturb (DND)	S.R0006-511 A June 2007

• Flexible Alerting (FA)	S.R0006-512 A June 2007

• Message Waiting Notification (MWN)	S.R0006-513 A June 2007

• Mobile Access Hunting (MAH)	S.R0006-514 A June 2007

• Remote Feature Control (RFC)	S.R0006-518 A June 2007

• Selective Call Acceptance (SCA)	S.R0006-519 A June 2007

• Subscriber PIN Access (SPINA)	S.R0006-520 A June 2007

• Subscriber PIN Intercept (SPINI)	S.R0006-521 A June 2007

• Three-Way Calling (3WC)	S.R0006-522 A June 2007

• Voice Message Retrieval (VMR)	S.R0006-523 A June 2007

• Calling Name Presentation (CNAP)	S.R0006-526 A June 2007

• Calling Name Restriction (CNAR)	S.R0006-527 A June 2007

• Over-the-Air Service Provisioning (OTASP)	S.R0006-533 A June 2007

• User Group (UG)	S.R0006-535 A June 2007

• Short Message Delivery	S.R0006-601 A June 2007

• User selective call forwarding

• Advice of Charge

Phase 2:

•	Regulatory

•	E911 Phase 2—emergency services support

•	WLNP Phase 2—wireless local number portability/number pooling

•	CALEA Punch list—lawful intercept of wireless communications

•	TTY/TDD—wireless support for the hearing impaired

Revision 2.4	Proprietary and Confidential Information	Page 14 of 15

Overview – Mavenir Statement of Work	Starent Networks Corporation

•	WPS – Wireless Priority Service (future)

•	WIN Phase 2 based services

•	Wireless Number Portability (WNP)

•	Pre-paid wireless service

•	Obtain the location and status of a mobile station

•	Premium Rate Charging (PRC)

•	Freephone (FPH)

•	Advice Of Charging (AOC) are charging related services that provide a set of advanced wireless charging capabilities.

•	Enhanced Preferred Language (EPL) uses

•	Wireless Intelligent Network (WIN) capabilities to provide announcements to the subscriber in the subscriber’s preferred language.

•	Rejection of Undesired Annoying Calls (RUAC) is a screening service that blocks undesired annoying calls to the subscriber

• Supplementary/subscriber services

• Password Call Acceptance (PCA)	S.R0006-515 A June 2007

• Preferred Language (PL)	S.R0006-516 A June 2007

• Priority Access and Channel Ass’mt (PACA)	S.R0006-517 A June 2007

• Voice Privacy (VP	S.R0006-524 A June 2007

• Asynchronous Data Service (ADS)	S.R0006-525 A June 2007

• Data Privacy (DP)	S.R0006-528 A June 2007

• Emergency Services (9-1-1)	S.R0006-529 A June 2007

• Group 3 Facsimile Service (G3 Fax)	S.R0006-530 A June 2007

• Network Directed System Selection (NDSS)	S.R0006-531 A June 2007

• Non-Public Service Mode (NP)	S.R0006-532 A June 2007

• Service Negotiation (SN	S.R0006-534 A June 2007

• Group 3 Analog Facsimile Service (G3 AFax)	S.R0006-536 A June 2007

• WIN Feature Descriptions	S.R0006-537 A June 2007

• Wireless Messaging Teleservice	S.R0006-602 A June 2007

• Wireless Paging Teleservice	S.R0006-603 A June 2007

• Mobile Station Functionality	S.R0006-701 A June 2007

• System Functionality	S.R0006-801 A June 2007

• Subscriber Confidentiality	S.R0006-802 A June 2007

• Network Services	S.R0006-803 A June 2007

• Enhanced Security	S.R0006-804 A June 2007

• User selective call forwarding

• Answer hold

• Anonymous call rejection

• Automatic code gapping

Revision 2.4	Proprietary and Confidential Information	Page 15 of 15

Appendix H

Mavenir EULA

Confidential and Proprietary	Page 48

Mavenir, Inc.

End-User License Agreement

This End User License Agreement (“Agreement”), effective this         day of         ,         (“Effective Date”), is by and between Mavenir, Inc., a Delaware corporation having offices at 1651 N Glenville, Suite 201, Richardson, TX 75081 (“Mavenir”) and                     , a                          located at                                          (“Licensee”). The parties hereby agree as follows:

1. LICENSE.

1.1 Software License Grant. This license applies to the object code version of Mavenir’s software (“Software”) contained in the Mavenir product (“Product”) purchased, either alone or as incorporated in another product, by Licensee from Mavenir or its authorized representative. Mavenir grants to Licensee a limited, non-exclusive, non-transferable, internal-use only, non-sub-licensable right to use one copy of the Software in accordance with its applicable documentation.

1.2 Copies. Licensee may not copy the Software for archival purposes. Licensee agrees to take all reasonable steps to protect the Software from unauthorized copying or use.

1.3 Ownership. All right, title and interest in and to the Software and to any modifications, upgrades or updates thereto, and any and all copies thereof including without limitation, all copyright, patent, and other proprietary rights therein, will, at all times, exclusively be owned by Mavenir.

1.4 Restrictions. Except as expressly authorized in this Agreement, Licensee may not rent, lease, sublicense, distribute, transfer, copy, reproduce, display, perform, transmit, modify or timeshare the Software or any portion thereof, use the Software or any portion thereof on a service bureau basis, or remove or modify any notice of Mavenir’s proprietary rights. Licensee may not allow any third party or unlicensed user of Product to access or use the Software. Licensee may not reverse engineer, de-compile or otherwise attempt to derive the source code for the Software or modify in any way, or create derivative works from the Software, or any portion thereof. Licensee acknowledges and agrees that all improvements and modifications to the Software or any part thereof (whether developed by Mavenir, Licensee or any third party acting on behalf of Licensee at any time during the term of this Agreement) will be and remain the sole and exclusive property of Mavenir.

1.5 Upgrades and Updates. Any future upgrades, or updates to the Software provided to Licensee by Mavenir or its representatives will be included in the definition of “Software” and will be subject to the terms and conditions of this Agreement.

1.6 Warranty. Mavenir warrants that, for twelve (12) months from the date of final acceptance by the Licensee, the Mavenir Software shall function substantially in the manner described in the accompanying Mavenir documentation and shall be free from defects in materials and workmanship. Mavenir will, following its receipt of notice of a breach of this warranty during such twelve-month period: (i) correct the breach or (ii) provide Licensee with a plan reasonably acceptable to Licensee for correcting the breach. Notwithstanding the foregoing, Mavenir shall have no obligation to fix errors in the Software caused by accident, misuse, abuse, improper operation, misapplication, or any other cause external to the Software.

1.7 Disclaimer of Warranty. OTHER THAN THE SPECIFIC WARRANTY IN SECTION 1.6, MAVENIR MAKES NO WARRANTY OR REPRESENTATION TO LICENSEE, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE. MAVENIR EXPRESSLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND NONINFRINGEMENT. MAVENIR MAKES NO WARRANTY THAT ANY SOFTWARE

WILL PERFORM ERROR-FREE OR UNINTERRUPTED, OR THAT ALL ERRORS THEREIN CAN OR WILL BE CORRECTED. MAVENIR FURTHER DISCLAIMS ANY IMPLIED WARRANTIES ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE.

2. CONFIDENTIALITY.

2.1 Confidential Information. For the purposes of this Agreement, “Confidential Information” will include all information designated as confidential or which could reasonably be assumed to be confidential, including without limitation any and all present or future product or service information, technical or financial information, business strategies, practices, procedures, customer names or related data, details of any contracts entered into by the parties, advertising and promotional ideas or materials, other business or technical information, documents, drawings, models, inventions, or copyrightable works that may be disclosed by Mavenir to the Licensee, whether such disclosure is in written, oral, electronic, website-based, or other form. At all times, this Agreement and the Software will be considered Mavenir’s Confidential Information.

2.2 Non-disclosure. Licensee and its representatives will maintain the secret and confidential nature of the Confidential Information it receives, will permit access only to employees with a need to know for purposes of this Agreement, and will prevent access to it by third parties. Further, Licensee will, at a minimum, use the same degree of care that it uses with respect to its own confidential information to prevent its use or disclosure, but in no event will Licensee use less than reasonable care. Licensee may use Confidential Information it receives only for the furtherance of the purposes of this Agreement.

2.3 Exclusions. This Agreement imposes no obligation upon Licensee with respect to the following categories of information: (a) information that at the time of disclosure to Licensee was in the public domain (other than as a result of any breach of this Agreement); (b) information that was known by Licensee prior to receipt from Mavenir or its representative without an obligation to keep it confidential (as proven by Licensee’s written records); (c) information that, after disclosure to Licensee, becomes known to the general public through no act or omission of Licensee; (d) information developed independently by Licensee without reference to Confidential Information; or (e) information that is disclosed to Licensee without an obligation of confidentiality by a third party having the legal right to do so (as proven by its written records). Licensee may disclose Confidential Information as required by court order, but only to the extent required by such order; provided, however, that Licensee gives Mavenir prompt notice of such required disclosure and Mavenir has had a reasonable opportunity to object to or limit such order.

3. INDEMNIFICATION.

3.1 Mavenir. Mavenir will indemnify, defend, and hold harmless Licensee against any third party claim that the Software infringes any United States patent, copyright, or trade secret of such third party, provided that Mavenir is given prompt written notice of such claim. Licensee will fully cooperate in the defense of such claim, if requested by Mavenir. Mavenir will have sole authority to defend or settle the claim. If the Software becomes subject to any such infringement claim, or if Mavenir believes that such a claim is likely, Mavenir may, at its sole option and in addition to its indemnification obligation, (i) obtain for Licensee the right to continue using the Software or (ii) replace or modify the effected Software so that the Software becomes non-infringing while giving substantially equivalent functionality. Mavenir will have no liability for infringement claims if the alleged infringement is based on or arises from (i) a modification of the Software made by anyone other than Mavenir, (ii) the use of the Software not in accordance with the documentation, (iii) use of the Software in a manner other than as authorized by this

Agreement, (iv) use of the Software after Licensee has been notified by Company of a claim of infringement, or (v) the use of other than the then most current release of the Software. THE FOREGOING STATES MAVENIR’S ENTIRE LIABILITY AND LICENSEE’S EXCLUSIVE REMEDY FOR ANY CLAIM OF INFRINGEMENT.

3.2 Licensee. Other than those claims indemnified by Mavenir under this Agreement, Licensee will indemnify, defend and hold harmless Mavenir against any third party claim arising out of Licensee’s use of the Product or the Software.

4. LIMITATION OF LIABILITY. OTHER THAN THE INDEMNIFICATION OBLIGATION FOR INFRINGEMENT, THE CUMULATIVE, AGGREGATE LIABILITY OF MAVENIR TO LICENSEE FOR ALL CLAIMS RELATED TO THE SOFTWARE, THE SERVICES AND THIS AGREEMENT, WHETHER ARISING OUT OF CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, WILL NOT EXCEED, AS APPLICABLE, (I) THE LICENSE FEES PAID TO MAVENIR FOR THE SOFTWARE; OR (II) THE AMOUNT PAID TO MAVENIR FOR THE PRODUCT (IF THE LICENSE FEES ARE NOT SPECIFIED) FROM WHICH THE CLAIM AROSE. IN NO EVENT WILL MAVENIR BE LIABLE FOR ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL, INDIRECT OR PUNITIVE DAMAGES ARISING IN ANY WAY OUT OF THE USE OF THE SOFTWARE OR THE PRODUCT OR OUT OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOST PROFIT, LOST REVENUE, LOSS OF USE, LOSS OF DATA, COSTS OF RECREATING LOST DATA, THE COST OF ANY SUBSTITUTE EQUIPMENT, PROGRAM, OR DATA, OR CLAIMS BY ANY THIRD PARTY, WHETHER ARISING OUT OF CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE.

5. TERM AND TERMINATION.

5.1 Term. The term of this Agreement will commence on the Effective Date and will continue until terminated pursuant to its terms.

5.2 Termination of Agreement. Either party may terminate this Agreement for cause if the other party has materially breached this Agreement and has not corrected such breach within thirty (30) days of receipt of specific written notice of same.

5.3 Effect. Upon termination of this Agreement, Licensee agrees to immediately discontinue all use of the Software and return or destroy all copies of same to Mavenir. Licensee will deliver a letter signed by a duly authorized officer of Licensee certifying compliance with the requirements set forth in this Section 5.3.

5.4 Survival. Those provisions that are intended to survive termination or expiration of this Agreement will so survive, including without limitation, Sections 1.3, 2, 3, 4, 5.3, 5.4, 6 and 7.

6. REMEDIES AND ENFORCEMENT. Licensee acknowledges and agrees that a breach by Licensee of its obligations under Section 1.4 or Section 2. would cause irreparable harm to Mavenir and that monetary damages would not be adequate to compensate Mavenir. Accordingly, Licensee agrees that Mavenir shall be entitled to immediate equitable relief, including, without limitation, a temporary or permanent injunction, to prevent any threatened, likely or ongoing violation by Licensee, without the necessity of posting bond or other security. Mavenir’s right to equitable relief shall be in addition to other rights and remedies available to Mavenir, for monetary damages or otherwise.

7. GENERAL CONDITIONS.

7.1 Governing Law. Any disputes under this Agreement will be resolved under Texas law without reference to conflict of laws principles. For any disputes arising out of this Agreement, the parties hereby consent and submit to the exclusive jurisdiction of the federal and state courts sitting in Dallas County, Texas.

7.2 Relationship. This Agreement does not create any joint venture, partnership or other fiduciary relationship between the parties.

7.3 Entire Agreement. This Agreement, sets forth the entire understanding and agreement between Licensee and Mavenir and supersedes all proposals or communications, oral or written, between the parties relating to the subject matter of the Agreement. No modification of the Agreement will be binding unless in a written agreement signed by authorized representatives of both parties.

7.4 Waiver. No waiver of any right under this Agreement will be deemed effective unless contained in writing signed by a duly authorized representative of the party waiving such right, and no waiver of any past or present right arising from any breach or failure to perform will be deemed to be a waiver of any future right arising under this Agreement.

7.5 Severability. If any provision in this Agreement is invalid or unenforceable, that provision will be construed, limited, modified or, if necessary, severed, to the extent necessary, to eliminate its invalidity or unenforceability, and the other provisions of this Agreement will remain in full force and effect.

7.6 Assignment. Mavenir may assign this Agreement to an entity acquiring it, whether by merger, consolidation, stock purchase or otherwise acquiring substantially all of its assets. Licensee may not assign any of its rights or delegate any of its obligations under this Agreement to any third party without the express written consent of Mavenir. Any attempted assignment in violation of the foregoing will be void and of no effect. Subject to the above, this Agreement will be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

7.7 Purchase Orders. Nothing contained in any purchase order, purchase order acknowledgement, or invoice will in any way modify or add any additional terms or conditions to this Agreement.

7.8 Force Majeure. If, by reason of labor disputes, strikes, lockouts, riots, war, inability to obtain labor or materials, earthquake, fire or other action of the elements, accidents, governmental restrictions, appropriation or other causes beyond the reasonable control of a party hereto, either party is unable to perform in whole or in part its obligations as set forth in this Agreement (other than payment obligations), then such party will be relieved of those obligations to the extent it is so unable to perform and such inability to perform will not make such party liable to the other party. Neither party will be liable for any loss, injury, delay or damages suffered or incurred by the other party due to the above causes.

7.9 Notices. Any notice required or permitted to be sent under this Agreement will be delivered by hand, by overnight courier, by facsimile (with confirmed transmission), or by registered mail, return receipt requested, to the address of the parties first set forth in this Agreement or to such other address of the parties designated in writing in accordance with this Section 7.9.

7.10 Export Restrictions. The Software and related documentation and other information is subject to export and import restrictions. Licensee shall comply with any laws that may impact Licensee’s right to export, import or use the Software or related information (including, without limitation, United States export laws). Licensee shall not use the Software or related information for any purposes prohibited by export laws. Licensee shall be responsible for procuring all required permissions for any subsequent export, import or use of the Software or related documentation or information.

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

LICENSEE	MAVENIR, INC.

By:	By:

Printed Name:	Printed Name:

Title:	Title:

EXECUTION COPY

AMENDMENT NO. 1

AMENDMENT NO. 1 (“Amendment”), dated as of February 10, 2009, between Starent Networks, Corp. (“Starent”) and Mavenir Systems, Inc. (“Mavenir”), to the Reseller OEM Agreement, dated October 28, 2008 (the “Agreement”), and the Statement of Work, dated October 17, 2008 (the “SOW”), between the parties.

As Starent and Mavenir wish to revise the Agreement and the SOW to remove a delivery milestone required by Mavenir, the parties agree as follows:

1. SOW, Table 2.2.

The parties agree to remove Milestone 1 (“Tunneled IOS with AirWalk IP RAN”) from Table 2.2 of the SOW.

2. Agreement

(a) Section 6.7.

The parties agree that the Section 6.7 of the Agreement will be amended as follows:

(i) The third sentence is hereby amended and restated as follows:

“As a result, the Parties have agreed to establish a total of two milestones in connection with the development of the Solutions (which shall herein be referred to as Milestones 2 and 3), as more fully set forth in the SOW (each, a “Milestone” and collectively, the “Milestones”).”

(ii) The sixth sentence is hereby amended and restated as follows:

“To assure prompt performance of the Milestones, the Parties have agreed that Mavenir shall be subject to liquidated damages in the aggregate amount of up to [***] (the “Liquidated Damages”), which amount shall be divided evenly among Milestones 2 and 3 as set forth in the SOW.”

(iii) The ninth sentence is hereby amended and restated as follows:

“The “Milestone Cure Period” shall commence upon Mavenir’s receipt of written notice from Starent of any alleged missed milestone, and, with respect to Milestones 2 and 3, shall be for a period of thirty (30) days.”

(b) Section 12.5(e).

The parties agree that Mavenir will no longer be obligated to perform Milestone 1 as originally provided in the Agreement and SOW and accordingly, Mavenir’s failure to fulfill Milestone 1 will not result in the release of the Deposit Materials under Section 12.5(e).

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

3. General.

Capitalized terms used in this Amendment but not defined herein will have the respective meanings ascribed to such terms in the Agreement and the SOW. In the event of any conflict between the terms of this Amendment and the terms of the Agreement and/or the SOW, this Amendment will control. Except as modified by this Amendment, the Agreement and the SOW will remain in full force and effect.

STARENT NETWORKS, CORP.		MAVENIR SYSTEMS, INC.

By:	/s/ Steven Boyce	By:	/s/ Terry Hungle
Name:	Steven Boyce	Name:	Terry Hungle
Title:	Associate General Counsel	Title:	Chief Financial Officer
Date:	2/10/2009	Date:	02.10.2009

ADDENDUM NO. 1

This Addendum No. 1 (this “Addendum”), effective as of December 28, 2009 (the “Effective Date”), is made by and between Cisco Systems, Inc. (“Cisco”) (as successor-in-interest to Starent Networks, Corp., a Delaware corporation (“Starent”)), having its primary office at 175 West Tasman Drive, San Jose, California 95134 and Mavenir Systems, Inc., a Delaware corporation, with offices at 1700 International Place, Suite 200, Richardson, TX 75081 (“Mavenir”), in connection with that certain OEM Agreement between Starent and Mavenir dated October 28, 2008 (the “OEM Agreement”), and amends and restates in its entirety, as of the date signed by the last party, that original Addendum No. 1 executed by and between the parties hereto to be effective as of the Effective Date. Starent and Mavenir shall each be referred to herein individually as a “Party” or collectively as the “Parties.”

WHEREAS, Mavenir has agreed to provide, deploy and support certain social networking technologies to T-Mobile USA, Inc. (“TMO”) to be integrated into TMO’s network, as more fully set forth in that certain Second Amendment to Master Agreement Between T-Mobile USA, Inc. and Starent Networks, Corp., dated as of December 23, 2009, which was previously delivered by Starent to Mavenir on or about the Effective Date (the “Solution”); and

WHEREAS, the Solution consists of Mavenir products and services and does not include Starent products or services; and

WHEREAS, the Parties wish to establish the terms and conditions regarding, among other things, the provision of the Solution to TMO.

NOW, THEREFORE, in consideration of the premises set forth above, the Parties agree as follows:

1.	Mavenir shall be fully and solely liable for supplying all products and services in connection with, and for the full and complete performance of, the Solution. Mavenir shall be liable for the full amount of any and all liability, penalties, liquidated damages, costs, fees and the like (collectively, “Claims”) arising in connection with the Solution whether asserted against Starent or Mavenir. Mavenir shall hold Starent harmless, and fully indemnify Starent, with respect to any Claims asserted by TMO or any third party arising in connection with the Solution in accordance with the OEM Agreement.

2.	Within thirty (30) days of receipt of any payment made by TMO to Starent in connection with the Solution, Starent shall pay to Mavenir [***] of all amounts actually received by Starent.

3.	This Addendum is subject to the OEM Agreement. In the event any discrepancy exists between the OEM Agreement and this Addendum, the terms of this Addendum shall prevail.

4.	This Addendum and the OEM Agreement (a) are complete, (b) constitute the entire understanding between the parties with respect to the subject matter hereof, and (c) supersede all prior agreements, whether oral or written. No waiver, modification, or addition to this Addendum or the OEM Agreement shall be valid unless in writing and signed by the parties hereto. Except as expressly provided herein, the terms of the OEM Agreement are hereby ratified and confirmed and remain in full force and effect.

5.	This Addendum shall be effective as of the Effective Date and amends and restates in its entirety that Addendum No. 1 executed by and between Mavenir and Starent on or about the Effective Date.

IN WITNESS WHEREOF, as of the Effective Date, the Parties have caused this Addendum to be executed by their duly authorized representatives.

CISCO SYSTEMS, INC.		MAVENIR SYSTEMS, INC.

By:	/s/ Kulvinder Ahuja	By:	/s/ Terry Hungle

Name:	Kulvinder (Kelly) Ahuja	Name:	Terry Hungle

Title:	SVP/GM SP Mobility Group	Title:	Chief Financial Officer

Date:	February 7, 2013	Date:	February 4, 2013

STARENT CONFIDENTIAL AND PROPRIETARY

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Cisco Systems, Inc.
170 West Tasman Drive
San Jose, CA 95134-1706

Direct: 978.863.3748
FAX: 978.863.3977 www.cisco.com

1 September 2010

Mr. Terry Hungle

Chief Financial Officer

Mavenir Systems, Inc.

1651 N GIenvale, Suite 201

Richardson, TX 75081

Company Address

Company Address>

Re:	Introducing Cisco Systems, Inc.

Dear	Sir or Madam:

Starent Networks LLC, formerly known as Starent Networks, Corp. (“Starent”) was acquired by Cisco Systems, Inc. on December 18, 2009. Pursuant to such acquisition, Starent will assign the following agreements entered into between Starent and your company, including all relevant amendments, schedules and addenda to Cisco Systems, Inc., as of September 3, 2010:

(1)	Reseller OEM Agreement dated 28 October 2008

(2)	TMO IMS Agreement dated 29 December 2008

The attached “Notice of Assignment” shall serve as notice pursuant to those agreements.

If you should have any questions or concerns regarding this Notice, please contact Greg Sweenie by email at gsweenie@cisco.com or by phone at +1.978.863.3748.

Thank you for your understanding and cooperation.

Yours sincerely,

Mark Donohue

Director, Operations

Mobile Internet Technology Group

cc:	General Counsel (same address)

1

1 September 2010

NOTICE OF ASSIGNMENT

Contracts with Starent Networks LLC, formerly known as Starent Networks, Corp

Assigned to Cisco Systems, Inc.

This is to inform you that effective September 3, 2010 (the “Assignment Date”), Starent Networks LLC, formerly known as Starent Networks, Corp (“Starent”), shall assign, novate, and transfer to Cisco Systems, Inc. (“Cisco”), all rights and obligations of Starent under the following agreements, including all relevant amendments, schedules and addenda (the “Assigned Contracts”):

(1)	Reseller OEM Agreement dated 28 October 2008

(2)	TMO IMS Agreement dated 29 December 2008

Starent is a wholly owned affiliate of Cisco.

As of the Assignment Date, Cisco will assume all rights and obligations of Starent under the Assigned Contracts.

As part of the acquisition transition process, Cisco will be moving Starent products to the Cisco brand name. To that end, Cisco will be providing new names and model numbers (“Name”) to Starent products, and Cisco and Starent may market, sell and distribute the Starent products under the Starent Name or under both Starent and Cisco Names after the Assignment Date during the transition period before the final transition to the use of only the Cisco Name.

Starting on September 3, 2010: Notices by your company to Cisco should be sent to 170 West Tasman Drive, San Jose, CA 95134, Attn: SVP, Legal Services and General Counsel.

Mark Donohue

Director, Operations

Mobile Internet Technology Group

2

AMENDMENT NO. 2

TO THE

RESELLER OEM AGREEMENT

Amendment No. 2, dated as of March 23, 2011 (the “Effective Date”), between Mavenir Systems, Inc. (“Mavenir”) and Cisco Systems, Inc. (“Cisco”) (which assigned the Agreement (as defined below) on September 3, 2010 by Starent Networks LLC (f/k/a/ Starent Networks, Corp.)) (“Starent”), to the Reseller OEM Agreement, dated as of October 28, 2008 as amended (the “Agreement”).

The parties agree to modify the Agreement as follows:

1.	Definitions

Insert the following new Definitions:

“Cisco” means Cisco Systems, Inc. and its Affiliates.

“CM” shall mean a Cisco authorized contract manufacturer.

“Open Source License” means a software license under which source code is made available under terms that allow any licensee to copy, create derivative works and distribute the software without any fee or cost.

“Open Source Technology” means any technology provided by Mavenir that is or becomes subject to the terms of an Open Source License.

2.	License and Restrictions.

At the beginning of 3rd sentence of Section 2.1(b), insert the following: “Except as set forth in Section 2.6 below,”...

3.	Mavenir Trademark and Copyright License.

Section 2.6 is deleted in its entirety and replaced with the following: “Starent may re-brand any Mavenir Product (including but not limited to: the Mavenir Product, Mavenir Software graphical user interface and Mavenir Documentation) provided by Mavenir under this Agreement as a Starent brand or a Cisco brand. In addition Cisco may, with Mavenir’s prior written consent (which consent shall not be unreasonably withheld or delayed), re-brand the Mavenir Product with a Starent and/or Cisco brand and any third party brand or with a third party brand. In the event that Starent or Cisco rebrands any Mavenir Product pursuant to this Section 2.6, Cisco shall be pay to Mavenir all fees, costs and expenses, if any, mutually agreed upon by Mavenir and Cisco in writing and in accordance with the payment terms of Section 5 of the Agreement.”

4.	Fees, Payments and Payment Terms.

In Section 5, titled “Fees, Payments and Payment Terms”. Section 5.3 titled “Support Fees” is deleted in its entirety and replaced with the following: “Cisco shall pay the Maintenance and Support fees set forth in Appendix B-1 within sixty (60) days following the end of each of Cisco’s fiscal quarters (October 31, January 31, April 30, July 31).

Section 5.4, titled “Payment Terms” is amended and restated as follows:

5.4 Payment Terms. Mavenir shall invoice all fees and amounts due under any order upon shipment. Payment of such invoices shall be due net sixty (60) days from Cisco’s receipt of invoice. Payment of an invoice without asserting a dispute is not a waiver of any claim or right. Payment shall not constitute Cisco’s Acceptance (as defined below) of the Deliverables. Where Cisco or any Authorized Purchaser disputes a portion of an invoice, neither Cisco nor any Authorized Purchaser will withhold payment of undisputed amounts. All payments hereunder shall be made by wire transfer to such bank and account as Mavenir may from time to time designate in writing. All payments shall be made in U.S. Dollars. Whenever any payment hereunder shall be stated to be due on a day which is not a day that banks are open for business in Boston, Massachusetts (a “Business Day”), such payment shall be made on the immediately succeeding Business Day. Payments hereunder shall be considered to be made as of the day on which they are received at Mavenir’s designated bank. Any amounts payable by Cisco or any Authorized Purchaser hereunder which remain unpaid after the due date may be subject to a late charge equal to the lesser of 1.25% per month or the maximum rate allowed by law.

Section 5.8, titled “Delivery” is amended and restated as follows:

“5.8 Forecast and Delivery.

Forecast. During the term of this Agreement, Cisco shall provide Mavenir on a monthly basis a twelve (12) month non-binding rolling projection of orders by Cisco of the Mavenir Products, including quantities and Mavenir part numbers (“Forecast”). Notwithstanding any other provision contained herein, the parties acknowledge and agree that the Forecast can in no way be construed as a commitment on Cisco’s part to purchase any Mavenir Products, unless specifically designated by Cisco as “committed orders” on such Forecast (the “Committed Orders”). If Cisco designates a Committed Order in its Forecast, then such Committed Order shall be subject to the terms and conditions of this Agreement (including but not limited to: payment, cancellation and rescheduling sections). Cisco agrees to issue Mavenir a purchase order(s) for the Committed Orders no later than four (4) weeks prior to the requested delivery date.

Delivery. Cisco shall from time to time place written purchase orders for Mavenir Products under this Agreement. Orders shall specify the quantity of Mavenir Products to be delivered, delivery destination, and a requested shipment date.

Mavenir shall ship all Mavenir Products in accordance with the lead-time or delivery date that is set forth on a purchase order and accepted by Mavenir. The maximum lead time for Mavenir Products shall be four (4) weeks for Committed Orders and ten (10) weeks for up to fifty percent (50%) of non-committed Forecast orders and twelve (12) weeks for orders in excess of fifty percent (50%) of the non-committed Forecast. If Mavenir is unable to ship the Mavenir Products by the agreed upon shipment date, Mavenir shall notify Cisco in writing and if such delay results in Cisco paying damages to an End User or Distributor, then Mavenir shall reimburse Cisco for such damages to the extent specifically caused by Mavenir’s delay, such damages not to exceed the delay damages set forth in Cisco’s agreement with its End User or Distributor. At Cisco’s option, such credit shall be paid in cash or applied against future purchases and reflected in future invoices. Mavenir shall accept or reject each purchase order submitted by Cisco within five (5) business days of Mavenir’s receipt of such purchase order. If Mavenir does not reject an order within five (5) business days of receipt, the order will be deemed accepted. If Mavenir is more than 30 days late in shipping any Deliverables specified in the applicable purchase order. Cisco may, without liability, terminate any undelivered portion of the purchase order and any other undelivered purchase orders for the same or substantially similar Deliverables. Cisco’s acceptance of all or any part of the Deliverables does not waive any claim that Cisco may have for delay damages under this Section.”

Insert the following new Section 5.12. titled “Authorized Purchasers”:

5.12. Upon the Effective Date, Mavenir agrees to allow Cisco non-Affiliated CMs and Cisco Affiliates acting in the capacity of CMs (the “Authorized Purchasers”) to order Mavenir Products on behalf of Cisco, which Mavenir Products will be incorporated into, bundled with, sold in conjunction with Cisco products or on a standalone basis. The following Sections of this Agreement shall apply to any such purchases by Authorized Purchasers of Mavenir Products for inclusion in or with Cisco products (collectively the “Authorized Purchaser Required Sections”): Sections 2, 3.1, 4.1, 5.1, 6.1 through 6.6, 10 and 16. Mavenir will manage the applicable aspects of delivery and fulfillment of Mavenir Products directly to Authorized Purchasers. Notwithstanding anything to the contrary in this Agreement or any non-disclosure agreement executed by Mavenir and Cisco, Cisco may disclose the terms of this Agreement to its Authorized Purchasers without Mavenir’s consent solely for the Authorized Purchasers use in purchasing Mavenir Products for Cisco, provided such Authorized Purchasers agree to comply with the terms of Section 9 hereof. With respect to Mavenir Products ordered by Authorized Purchasers, Mavenir shall invoice such Authorized Purchaser directly and Cisco shall have no liability for any such Order. The parties agree that the Authorized Purchasers shall not be third party beneficiaries of this Agreement, and further that Cisco has the right to enforce terms under this Agreement directly, notwithstanding the fact that Orders for the Mavenir Products may be issued by the Authorized Purchasers for Cisco. In no event shall Cisco’s or CM’s payment of any invoice constitute Cisco’s acceptance of any Deliverables.

Insert the following new Section 5.13. titled “Cancellation/Rescheduling of Orders and Committed Forecast”

Cisco may cancel, at no charge to Cisco, any Committed Order(s) in the Forecast or any purchase order placed by Cisco up to six (6) weeks prior to the scheduled delivery date.

Cisco may reschedule, at no charge to Cisco, any Committed Order(s) in the Forecast or any purchase order placed by Cisco up to two (2) weeks prior to the scheduled delivery date, provided that such rescheduling is within three (3) months from the original scheduled delivery date.

5.	Acceptance.

Section 6.1 is delete in its entirety and insert the following: “Unless otherwise agreed, acceptance of the initial shipment of each Mavenir Product type (“Acceptance”) to an End User shall occur upon the earlier of (a) formal acceptance of the Mavenir Products by the End User or (b) one hundred twenty (120) days following delivery of the Mavenir Products to Cisco (unless rejected in writing by Cisco within such period). For subsequent shipments of previously Accepted Mavenir Products by an End User, Acceptance shall occur upon the earlier of (a) formal acceptance of the Mavenir Products by the End User or (b) sixty (60) days following delivery of the Mavenir Products to Cisco (unless rejected in writing by Cisco within such period).

In the event the End User rejects the Mavenir Products, and Cisco is required by the End User to refund any amounts paid by the End User for the Mavenir Products, Mavenir will refund any amounts paid by Cisco for such Mavenir Products.

6.	Warranties.

Section 10.2 (e), Following the end of the sentence, insert: “In addition, Mavenir warrants to Cisco as of the Effective Date that the Mavenir Products do not contain any Open Source Technology other than as set forth on Appendix I, and to the extent that Mavenir desires to include any additional Open Source Technology after the Effective Date, then Mavenir will comply with Cisco’s Open Source Guidelines attached hereto and incorporated herein as Appendix J.”

7.	Open Source.

Insert a new Section 17 as follows and renumber the existing “Section 17” to “Section 18”:

“Section 17 Open Source Technology”

17.1 Open Source Licenses. Each party will comply with the terms of all Open Source Licenses governing the Software.

17.2 Guidelines. Mavenir will comply with Cisco’s Open Source Guidelines for Suppliers, attached as Appendix J (“the Guidelines”). Mavenir will cooperate with Cisco to help it understand all information provided under the Guidelines and ensure that it is in the correct format.

17.3 Updates. Mavenir will update all information and technology provided under Section 17.2. Updated information and technology will be provided to Cisco promptly, but in no event later than thirty (30) days after the event that necessitated the update.

17.4 Request for Source Code. If, as a result of an alleged obligation under an Open Source License. Cisco receives a request from a third party to provide Open Source Code for all or a portion of the Open Source Technology (the “Request”), and the Open Source Code requested has not already been provided by Mavenir to Cisco under Section 17.2, then Cisco shall notify Mavenir and refer the requestor to Mavenir.

17.4.1 If Mavenir is obligated to provide all or part of the requested Source Code to Cisco under Section 17.2 or any other provision of this Agreement, and has failed to do so, Mavenir shall provide such code within five (5) business days of notification.

17.4.2 If the requested Open Source Code is not subject to release under Section 17.4.1 and the Request is not resolved within five (5) business days of notification, Mavenir shall meet with Cisco to discuss how it plans to respond to the Request. If the Request is not resolved within thirty (30) days of notification or as otherwise agreed by the parties, then Cisco may disclose any information provided by Mavenir under Section 17.2 in accordance with any applicable license terms as reasonably necessary to respond to the Request and to any related public allegations regarding Cisco’s open source compliance.

17.4.3 If the license under which the Request is made provides for suspension or termination of license rights within a specified time period following notification of breach, then, unless otherwise agreed by Cisco, the 30-day period referred to in Section 17.4.2 above shall be shortened to five (5) Business Days prior to such suspension or termination. 17.5 Reimbursement for Non-compliance. If Mavenir (i) fails to comply with any of its obligations under Sections 17.2 (“Guidelines”) or 17.3 (“Updates”) and (ii) has not cured such non-compliance or commenced a compliance plan acceptable to Cisco within ten (10) days of written notice of such non-compliance from Cisco, and (iii) such failure results in costs reasonably incurred by Cisco (“Costs”), then upon receipt of a notice of non-compliance and a statement of Costs from Cisco. Mavenir shall promptly reimburse Cisco for the Costs identified in the statement. All Costs under this Section 17.5 shall be treated as direct damages and shall not be subject to the waivers and limitations of Section 13.”

8.	Indemnification.

Section 11.1(a) titled “Mavenir Indemnity”, at the end of the first sentence after “trade secrets of a third party”, insert “or any alleged breach of a license governing Open Source Technology resulting from the Open Source Technology, as distributed in accordance with the licenses provided in Section 2.1 due to Mavenir’s failure to comply with such license”.

Section 11.3 titled “Exclusions”, at the end of clause (iii) insert: “. or any alleged breach of a license governing Open Source Technology resulting from the Open Source Technology, as distributed in accordance with the licenses provided in Section 2.1 due solely to Cisco’s failure to comply with such license provided that such exclusion will only apply provided the Open Source License for the Open Source Software at issue was correctly identified by Mavenir to Cisco and in compliance with the Guidelines.”

9.	Entire Agreement.

In the newly numbered Section 18.1 (“Entire Agreement”) add the following sentence: “Additional terms contained in purchase orders, purchase order acknowledgements or other form documents exchanged by the parties shall not modify the terms of this Agreement and shall have no force or effect.”

10.	Fees.

Appendix B, titled “Fees” is deleted in its entirety and replaced with Appendix B-1 attached hereto and incorporated herein.

11.	Security Vulnerability.

The following terms shall be added as a new Section 4 to Appendix C, Mavenir Maintenance and Support Services:

“Security Vulnerability: Mavenir will diligently address any security vulnerabilities in the Mavenir Software and in addition, Mavenir will promptly bring to Cisco’s attention any such security vulnerability. In the event that Cisco brings to Mavenir’s attention any software security vulnerability or Mavenir brings to Cisco’s attention any software security vulnerability, Mavenir will: (i) respond to any Cisco communication(s) within forty-eight (48) hours or less; (ii) provide all information, cooperation and assistance to Cisco and/or its Product Security Response Incident Response Team (“PSIRT”) regarding any such security vulnerability: and (iii) address such security vulnerability per the severity rating that Cisco assigns to it, including preparing and making available to Cisco for public distribution any patches, fixes or workarounds that would mitigate against such vulnerabilities. Mavenir’s efforts under this section will be at Mavenir’s sole expense. In the event that a third party coordination center (such as CERT/CC or NISCC) is coordinating the response and disclosure for multiple vendors of a security vulnerability that impacts the software, each party agrees to cooperate and work in good faith with such third party coordination center. Mavenir shall also keep Cisco informed of any security vulnerability disclosure dates for Mavenir Software that may impact any Cisco products.

Notwithstanding anything herein to the contrary, Cisco retains the right in its discretion to disclose any security vulnerability in the software in accordance with Cisco’s PSIRT reporting process (located at http://www.cisco.com/en/US/products/products_security_advisories_listing.html), to the extent such vulnerability impacts any Cisco products.”

12. Miscellaneous. Capitalized terms used in this Amendment but not defined herein will have the respective meanings ascribed to such terms in the Agreement. In the event of any conflict between the terms of this Amendment and the terms of the Agreement (or any previous amendments), this Amendment shall control. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

MAVENIR SYSTEMS, INC.		CISCO SYSTEMS, INC.

By:	/s/ Terry Hungle	By:	/s/ Mark J. Donohue
Name:	Terry Hungle	Name:	Mark J. Donohue
Title:	Chief Financial Officer	Title:	Director, Operations
Date:	03.23.2011	Date:	31 March 2011

APPENDIX B-1

Products and Prices

The Products and Prices listed below are as of the Effective Date of this Amendment. The Products and Prices may change from time to time during the term of the Agreement upon the mutual written agreement of the parties.

CISCO HW PID	Mavenir P/N	Product Description (60 Character Max; First Letter Capitalized)	Xfer Price
MlXS-00-CS1HRSF =	100 100 100	Standard Server Frame	$	[***]
MIXS-00-CS1HR42UK=	100 100 150	Standard ATCA Frame	$	[***]
MIXS-00-CS1HR42DK=	100 100 200	Deep ATCA Frame	$	[***]
MIXS-00-CS1PDUDC=	100 102 100	DC PDU Unipower	$	[***]
MIXS-00-CS1HRSFAC=	100 110 100	Standard Server Frame Assembly	$	[***]
MIXS-00-CS1HR42UA=	100 150 100	Standard ATCA Frame Assembly	$	[***]
MIXS-00-CS1HR42DA=	100 150 200	Deep ATCA Frame Assembly	$	[***]
MIXS-00-CS1PD21X4=	100 200 100	DC PDU NEI	$	[***]
MIXS-00-CS1FA13=	200 103 150	ATCA Chassis Fan Tray Module	$	[***]
MIXS-00-CS1PA13DC=	200 104 150	ATCA Chassis DC Power Entry Module	$	[***]
MIXS-00-CS1XA13=	200 150 200	ATCA Chassis	$	[***]
MIXS-00-CS1HSA13=	200 200 100	ATCA Shell Manager	$	[***]
MIXS-00-CS1CRM=	300 300 200	Resource Manager Card	$	[***]
MIXS-00-CS1CSE=	300 350 100	Switch Engine (SE)	$	[***]
MIXS-00-CS1CSER=	300 355 100	Switch Engine (SE) RTM	$	[***]
MIXS-00-CS1CSI=	300 400 100	Signaling Interface Card	$	[***]
MIXS-00-CS1CN32AM=	300 600 100	Nehalem 32G DIMM 32G Flash	$	[***]
MIXS-00-CS1MNRTD=	300 650 100	Application Card RTM (w/ HD)	$	[***]
MIXS-00-CS1MNRT=	300 655 100	Application Card RTM (no HD)	$	[***]
MIXS-00-CS1CN8AM=	300 700 100	Nehalem 8G DIMM 32G Flash	$	[***]
MIXS-00-CS1XN8=	300 800 100	Westmere 8G DIMM 60W	$	[***]
MIXS-00-CS1XN32=	300 810 100	Westmere 32G DIMM 60W	$	[***]
MIXS-00-CS1MTS48=	500 100 200	Terminal Server	$	[***]
MIXS-00-CS1DS325=	500 103 101	SAS ITB Hitachi HD SN 2500	$	[***]
MIXS-00-CS1PS325=	500 103 102	SAS DC Power Supply ST2500	$	[***]
MIXS-00-CS1CS325=	500 103 103	SAS Controller ST2500	$	[***]
MIXS-00-CS1RA325=	500 103 200	SAS Storage Array	$	[***]
MIXS-00-CS1XHP37=	500 104 200	HP DL370 G6 14IB	$	[***]
MIXS-00-CS1XSPS=	500 105 200	HP DL360 G6	$	[***]
MIXS-00-CS1DHP36=	500 106 200	HP DL360 G6 146G HD	$	[***]
MIXS-00-CS1PHP36=	500 107 200	HP DL360 G6/G7 AC Power Supply 460 watts	$	[***]
MIXS-00-CS1PHP37=	500 114 200	HP DL370 G6 AC Power Supply 750 watts	$	[***]
MIXS-00-CS1FHP37=	500 115 200	HP DL370 G6 System Fan Kit	$	[***]
MIXS-00-CS1DHP37=	500 116 200	HP DL370 G6 ITB Seagate HD	$	[***]
MIXS-00-CS1XG72AC=	500 200 100	HP DL360 G7 192G RAM AC Power	$	[***]
MIXS-00-CS1XG71AC=	500 220 100	HP DL360 G7 64G RAM AC Power	$	[***]
MIXS-00-CS1XG72DC=	500 250 100	HP DL360 G7 192G RAM DC Power	$	[***]
MIXS-00-CS1PHP367=	500 255 100	HP DL360 G7 DC Power Supply 1200 Watts	$	[***]
MIXS-00-CS1CMPC4=	700 160 100	Radisys MPC IV card	$	[***]
MIXS-00-CS1CMS9KK=	700 200 100	Radisys CMS 9000 Starter Kit (includes 400 G.711 RTU License)	$	[***]
MIXS-00-CS1CSCC3=	700 250 100	Radisys SCC III Card	$	[***]
MIXS-00-CS1XSAN38=	700 390 100	Acme Net Net 3820 Lab System (Up to 250 Licenses)	$	[***]
MIXS-00-CS1PAN38=	700 395 100	Acme Net Net 3820 Power Supply	$	[***]
MIXS-00-CS1CAC416=	700 400 100	Acme Net Net 4500 SBC with 16K Session Module	$	[***]
MIXS-00-CS1CAC34=	700 450 100	Acme Net Net 4500 SBC 4K Sessions Expansion Module	$	[***]
MIXS-00-CS1XRS30=	700 720 100	Radisys CMS 3000 G.711/SIP Lab System	$	[***]
MIXS-00-CS1FRAWB=	900 100 100	RAWB (Rear Air Management)	$	[***]
MIXS-00-CS1FFAWB=	900 101 100	FAWB (Front Air Management)	$	[***]
MIXS-00-CS1PDTAC=	900 120 100	AC PDU Tripp Lite	$	[***]
TOTAL 49 HW parts

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Maintenance Support Pricing.

The above listed transfer prices include the first year of annual maintenance support. For subsequent annual maintenance support renewals the annual rate shall be [***] of the hardware transfer price and [***] of the software transfer price.

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

APPENDIX I

LIST OF OPEN SOURCE SOFTWARE

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*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

APPENDIX J

CISCO OPEN SOURCE GUIDELINES

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Open Source Guidelines for Cisco Suppliers

Open Source Guidelines for Cisco Suppliers

[***]

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[***]

*** This page has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

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*** This page has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

ADDENDUM TO RESELLER OEM AGREEMENT

Addendum No. 1, dated as of April 22, 2011 (the “Effective Date”), between Mavenir Systems, Inc. (“Mavenir”) and Cisco Systems, Inc. (formerly Starent Networks, Corp.) (“Cisco”), to the Reseller OEM Agreement between, Mavenir and Cisco, dated October 28, 2008, as amended (the “Agreement”) amends and restates in its entirety, as of the date signed by the last party, that original Addendum to Reseller Agreement executed by and between the parties hereto to be effective as of the Effective Date. Capitalized terms used in this Addendum but not defined herein will have the respective meanings ascribed to such terms in the Agreement.

Cisco wishes to purchase Products, Services and Software Maintenance Support from Mavenir, as more fully described in this Addendum, in support of its resale of the IP Messaging solution to AT&T (the “IP Messaging Project”). The parties agree that this Addendum shall apply only to purchases for the IP Messaging Project and that other purchases by Cisco shall be made under the terms of the Agreement.

The parties agree to supplement and modify the Agreement as follows:

1. Acceptance. The Mavenir Product Acceptance and Acceptance Test for the IP Messaging Project shall be as set forth in that certain document titled “Acceptance” which was previously delivered by Cisco to Mavenir on or about the Effective Date.

2. Definitions. In addition to the Definitions in the Agreement, additional Definitions for the IP Messaging Project are set forth in Attachment 1.

3. Products. Cisco may purchase the Mavenir Products listed on that certain document titled “Products and Prices” (the “Product List”) which was previously delivered by Cisco to Mavenir on or about the Effective Date, for the prices set forth in such document, subject to Cisco issuing Mavenir a purchase order(s) from time to time during the term of the IP Messaging Project.

4. Product Technical Specification. The Products ordered by Cisco under this Addendum will comply with the technical specifications and performance/capacity specifications set forth in that certain document titled “Technical Specifications” which was previously delivered by Cisco to Mavenir on or about the Effective Date. In the event the Mavenir Products fail to meet the technical specifications or performance/capacity metrics contained in such technical specifications, then Mavenir agrees to provide to Cisco, at no additional charge, any additional hardware or software to the Mavenir Products to be in compliance with such technical and performance/capacity specifications.

5. Maintenance. Cisco may purchase Software Maintenance Support for the IP Messaging Project as described in the Agreement and herein at the price set forth in the Product List. Additional terms relating to Mavenir’s support obligations and service level agreements are contained in that certain document titled “Additional Support Obligations” which was previously delivered by Cisco to Mavenir on or about the Effective Date.

6. Professional Services. Mavenir shall deliver the Services described in that certain document titled “Professional Services” which was previously delivered by Cisco to Mavenir on or about the Effective Date. Such services are to be provided by Mavenir at no charge, unless otherwise expressly stated in a Partner Statement of Work (“P-SOW”) between Mavenir and Cisco.

7. Training. Mavenir shall develop and deliver the training and courseware development described in that certain document titled “Training and Courseware Development” which was previously delivered by Cisco to Mavenir on or about the Effective Date, at the prices set forth therein. Such training and courseware development will be provided by Mavenir, at no charge, unless otherwise expressly stated therein.

8. Duration of Addendum

This Addendum shall be effective as of the Effective Date and shall remain in effect for a term of five (5) years from the Effective Date (the “Initial Term”). After the Initial Term, the Addendum shall automatically renew for additional periods of twelve (12) months, unless Cisco provides Mavenir written notice at least sixty (60) days prior to the expiration of the Initial Term or any extended term. This Addendum shall survive any termination or expiration of the Agreement for the duration of the Project. Notwithstanding any expiration or termination of the Agreement, the Agreement shall be remain in full force and effect for this Project and for the duration of the Project.

[***]

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10. Offshore Language

Mavenir shall not perform any Services under this Addendum, or allow such performance by any subcontractor, at a location outside the United States (“Offshore Location”) to deliver Services in the United States unless AT&T approves the work to be performed by Mavenir or a subcontractor at such Offshore Location. In the event of such approval, the physical location where the work is to be performed, the Services to be performed at such location, and, if applicable, the identity of any subcontractor performing such work shall be specifically set forth in Attachment 11. AT&T’s approval of the Offshore Locations identified in that certain document titled “Offshore Locations” previously delivered by Cisco to Mavenir on or about the Effective Date shall be valid until April 30. 2011. Thereafter, AT&T’s re-approval in writing, which shall not be unreasonably refused, shall be required for the continued use of such Offshore Locations to deliver Services in the United States.

11. AT&T Supplier Information Security Requirements (“SISR”) and Offshore Amendments

No later than April 27, 2011, the parties agree to negotiate and intend to execute an amendment to the Addendum containing mutually acceptable offshore Services terms. No later than May 27, 2011, the parties agree to negotiate and intend to execute an amendment to the Addendum containing mutually acceptable information security terms.

12. IP Messaging SPAM Filter

[***], Mavenir agrees to provide Cisco for AT&T a Diameter interface on the IP Messaging solution to communicate with AT&T’s SPAM filtering capabilities. The CPM Enabler supports Diameter Credit Control as a real-time authorization interface that can be used to interwork with 3rd party spam/virus filters, whereby the CPM Enabler is effectively a “PEP” (Policy Enforcement Point) and the 3rd party spam/virus filter is a “PDP” (Policy Decision Point). The DCC interface is invoked based on subscriber profile information and can be customized to pass various message related data, including the message body, envelope, etc.

13. Hardware Swap

Unless agreed upon in writing by and among Mavenir, Cisco and AT&T, Mavenir shall not require a Hardware Swap (as defined in Attachment 1) of the IP Messaging solution based on the requirements set forth in this Addendum. In the event of a Hardware Swap is agreed to by the parties, then such new hardware and any related services to swap the hardware shall be performed by Mavenir [***].

14. Legacy Support Cost Offset

To offset a realized cost increase for the legacy messaging Product maintenance fees for the current installed base, Mavenir will provide [***] to Cisco for AT&T an annual maximum [***] of CPM Product per year for each of the next five (5) years, provided that the annual maximum shall expire at the end of each year and shall not carry over to any subsequent year. Prior to Mavenir making such CPM Product available, Cisco must provide proper AT&T documentation that reflects the legacy maintenance cost increase. The cost relief is based upon the current installed base of legacy equipment as of November 8, 2010. Any equipment added in the future with the legacy vendor will not be applicable under this Addendum and cost relief will not be provided with respect to such equipment. Cisco shall provide Mavenir purchase orders to obtain CPM products under the Legacy Support Cost Offset.

15. IP Messaging Lab Equipment for AT&T

Mavenir agrees to provide Cisco for AT&T the lab equipment set forth in that certain document titled “AT&T Lab Systems” which was previously delivered by Cisco to Mavenir on or about the Effective Date per the pricing defined in the Product List.

16. IP Messaging Lab Equipment for Cisco

In order for Cisco to replicate AT&T’s production environment, Cisco will create an IP Messaging Lab to assist in the support of the IP Messaging Project. Mavenir agrees to provide Cisco for such lab the Mavenir Products set forth in that certain document titled “Cisco IP Messaging Lab” which was previously delivered by Cisco to Mavenir on or about the Effective Date, at the prices set forth therein.

17. AT&T Security Regulations/Work Policy

Mavenir agrees to comply with AT&T’s security regulations as set forth in that certain document titled “AT&T Security Regulations/Work Policy” which was previously delivered by Cisco to Mavenir on or about the Effective Date.

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

18. Request for Proposal Response

Mavenir’s response to the AT&T IP Messaging Project Request for Proposal is hereby incorporated herein by reference.

19. Miscellaneous.

In the event of any conflict between the terms of this Addendum and the terms of the Agreement, this Addendum shall control. Except as modified by this Addendum, the Agreement shall remain in full force and effect.

20. Amendment and Restatement.

Effective as of the date signed by the last party below, this Addendum amends and restates in its entirety that certain Addendum No. 1 executed on or about the Effective Date by and between the parties set forth below, the terms of which are superseded by the terms set forth herein.

MAVENIR SYSTEMS, INC.		CISCO SYSTEMS, INC.

By:	/s/ Terry Hungle	By:	/s/ Kulvinder Ahuja

Name:	Terry Hungle	Name:	Kulvinder (Kelly) Ahuja

Title:	Chief Financial Officer	Title:	SVP/GM SP Mobility Group

Date:	February 4, 2013	Date:	February 7, 2013

ATTACHMENT 1

DEFINITIONS

•	AC—Active Charge

•	AO—Application Originated

•	AT—Application Terminated

•	API -Application Programming Interface

•	ATCA—Advanced Telecommunications Computing Architecture

•	CDR—Call Detail Record

•	CMS—Centralized Management Server

•	CPM—Converged IP Messaging. Refers to the solution enabling CPM functionality in the network.

•	CPM-DE—Converged IP Messaging—Delivery Engine. Refers to the solution enabling CPM-DE functionality in the network.

•	ESME—External Short Messaging Entity

•	EOL—End of Life

•

Hardware Swap—Refers to the notion of a complete change in hardware required by the Supplier to continue like-for-like capabilities. Hardware swap specifically does not refer to the replacement of EOL hardware or other agreed to circumstances that would require a complete change in hardware.

•	FCAPS—Fault, Configuration, Accounting, Performance, and Security

•	FFA—First Field Application

•	FSM—Forward Short Message

•	GUI—Graphical User Interface

•	ICGW—Inter Carrier Gateway

•	IMP—Instant Messaging and Presence

•	IMS—IP Multimedia Subsystem

•	IP Messaging—Refers to the overall solution set described within this Supplement.

•	IP-SM-GW—IP Short Messaging Gateway

•	LDAP—Lightweight Directory Access Protocol

•	Lower SAG—Lower SMPP Aggregation Gateway. Refers to the solution enabling Lower SAG functionality in the network.

•	MIND—Master Integrated Network Directory

•	MM—Multimedia Message

•	MMS—Multimedia Messaging Service

•	MMSC—Multimedia Messaging Service Center

•	MO—Mobile Originated

•	Mrept—Messaging Reporting Server

•	MT—Mobile Terminated

•	MWI—Message Waiting Indicator. Refers to the solution enabling MWI functionality in the network.

•	NDC—Network Data Center

•	NPI—Numeric Plan Indicator

•	OAM—Operation and Maintenance

•	OMA—Open Messaging Gateway

•	RMS—Rich Messaging Server

•	SAG—SMPP Aggregation Gateway. Refers to the solution enabling SAG functionality in the network.

•	SAN—Storage Area Network

•	SIP—Session Initiation Protocol

•	SISR—Supplier Information Security Requirements

•	SMPP—Short Message Peer-to-Peer Protocol

•	SMS—Short Messaging Service

•	SMSC—Short Messaging Service Center

•	SNMP—Simple Network Management Protocol

•	SPAM—Refers to unsolicited electronic communication.

•	TAC—Technical Assistance Center

•	TSS—Technical Support Services

•	TON—Type of Number

•	UMR—Universal Messaging Router

•	Upper SAG—Upper SMPP Aggregation Gateway. Refers to the solution enabling Upper SAG functionality in the network.

AMENDMENT NO. 3

TO THE

RESELLER OEM AGREEMENT

Amendment No. 3, dated as of September 22, 2011 (the “Effective Date”), between Mavenir Systems, Inc. (“Mavenir”) and Cisco Systems, Inc. (“Cisco”) (successor to Starent Networks, Corp.) to the Reseller OEM Agreement, dated as of October 28, 2008 as amended (the “Agreement”).

The parties agree to modify the Agreement as follows:

1. Trademark License. Insert a new Section 2.9 as follows:

“2.9 TRADEMARK LICENSE

a)	License Grant. Subject to the terms and conditions of this Agreement and during the term of this Agreement, Cisco grants to Mavenir a nonexclusive, nontransferable license, without the right to sublicense, to use the name, logo, trademarks, and other marks of Cisco (collectively the “Marks”) solely on its web site and other marketing programs that the Parties may from time to time mutually agree to in writing.

b)	Ownership of the Cisco Marks. Mavenir acknowledges that Cisco owns the Cisco Marks, and that, except as set forth in Section a) above, Mavenir has no rights, title, or interest in or to the Cisco Marks and that all use of the Cisco Marks by Mavenir shall be for Cisco’s benefit, Mavenir agrees it will not adopt, use, or attempt to register the Cisco Marks or any confusingly similar mark.

c)	Form of Use. In addition to the terms in this Section 2.9, Mavenir also agrees to abide by Cisco’s logo usage guidelines and trademark policies, currently found at

http://www.cisco.com/en/US/about/ac50/ac47/about cisco brand center.html. The guidelines and policies above are incorporated herein by reference and are subject to change without notice. Cisco reserves the right to review Mavenir’s use of the Cisco Marks at any time, and Mavenir agrees to make modifications to its use of the Cisco Marks, or to cease use of the Cisco Marks, at Cisco’s request.

Cisco/Mavenir Confidential

d)	Obligation upon Termination or Expiration. Upon expiration or termination of this Agreement for any reason, Mavenir will immediately cease all use of Cisco Marks and, at Cisco’s election, either destroy or deliver to Cisco all materials in Mavenir’s control or possession that bear the Cisco Marks which were authorized under this Amendment.”

2. General Compliance. Insert a new Section 16.6 as follows: “Mavenir represents and warrants that it has complied and shall comply with all applicable laws, regulations and other governmental requirements with respect to the Mavenir Products in effect at the time of development and/or manufacture of each of the Mavenir Products, in the location where the Mavenir Products are manufactured, as well as in the locations where the Mavenir Products will be distributed, sold and used, as identified by Cisco in Attachment 1 attached hereto and incorporated herein. Cisco may, upon request, require Mavenir to provide documentation certifying compliance with any of the applicable laws, regulations or governmental requirements that are applicable to the Mavenir Products, Deliverables or services being furnished hereunder. Mavenir shall comply with Cisco’s materials content requirements as provided to Mavenir from time to time and shall undertake testing sufficient to validate compliance with such requirements, or notify Cisco if the case is otherwise. Mavenir shall pursue aligning its operations and performance hereunder in accordance with Cisco’s Supplier Code of Conduct as published at Cisco.com and updated from time to time. Mavenir shall promote Cisco’s supplier diversity goals by including suppliers, where warranted, that qualify as diverse suppliers in any one or more of the categories identified on Cisco’s Supplier Diversity Business Development Website www.cisco.com/supplier/diversity and as further defined at: http://www.cisco.com/supplier/diversity/definitions. shtml.”

3. indemnity. In Section 11.1 (b) after “negligent”, insert “Mavenir’s failure to comply with Section 16 of the Agreement.”

4. Miscellaneous. Capitalized terms used in this Amendment but not defined herein will have the respective meanings ascribed to such terms in the Agreement. In the event of any conflict between the terms of this Amendment and the terms of the Agreement (or any previous amendments), this Amendment shall control. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

MAVENIR SYSTEMS, INC.	CISCO SYSTEMS, INC.

By: /s/ Terry Hungle	By: /s/ Nick Lopez
Name: Terry Hungle	Name: Nick Lopez
Title: Chief Financial Officer	Title: Dir Business Development
Date: September 22, 2011	Date: 04-October-2011

Cisco/Mavenir Confidential

ATTACHMENT 1

LIST OF COUNTRIES

U.S.

EU

CANADA

Cisco/Mavenir Confidential

AMENDMENT NO. 4

TO

RESELLER OEM AGREEMENT

This Amendment No. 4 (“Amendment No. 4”) to the RESELLER OEM AGREEMENT (as amended, the “Agreement”) between Cisco Systems, Inc., a California corporation, having its principal offices at 170 West Tasman Drive, San Jose, California 95134-1706 (“Cisco” which term shall also include its Affiliates) and Mavenir Systems, Inc., a Delaware corporation, having its principal offices at 1651 North Glenville Drive, Ste 216, Richardson, Texas 75081 (“Mavenir”), is entered into as of the date of the last signature below (“Effective Date”) Cisco and Mavenir are referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS, the Parties entered into the Agreement, dated as of October 28, 2008;

WHEREAS, Cisco agrees to make a one-time inventory deposit for Mavenir Products and/or services as defined below and under the terms of the Agreement; and

WHEREAS, Mavenir agrees that in addition to such inventory deposit being applied against future shipments of Mavenir Products and/or services, Mavenir agrees to provide certain services to Cisco as set forth below;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to amend the Agreement as follows:

1.	Pre-Payment of Inventory Deposit.

a.	Payment. Subject to the terms and conditions of the Agreement, Cisco agrees to make a one-time pre-payment of Mavenir inventory deposit to Mavenir in the amount of [***] (the “Inventory Deposit”).

b.	Invoicing and Payment. Upon execution of the Amendment No. 4 by both Parties and the issuance of a purchase order by Cisco, Mavenir shall invoice Cisco against such purchase order for the Inventory Deposit. Cisco agrees to remit payment of the Inventory Deposit to Mavenir within sixty (60) days from Cisco’s receipt of Mavenir’s invoice.

c.	Recovery of Inventory Deposit. Beginning no sooner than July 1, 2013, Mavenir shall use the Inventory Deposit in fulfilling Cisco orders for the Mavenir Products and/or services ordered by Cisco under the Agreement Cisco will deduct up to [***] per Cisco’s fiscal quarter of actual shipments and invoices due and

Cisco/Mavenir Confidential

Amendment No. 4 to Reseller OEM Agreement

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

payable in accordance with the OEM Agreement against the Inventory Deposit amount, up to the Inventory Deposit amount. After the recovery in full of the Inventory Deposit, Cisco shall pay any further payments in accordance with the Agreement.

d.	Mavenir agrees to issue to Cisco a credit memo in the amount of [***] on July 1, 2013, October 1, 2013, January 1, 2014 and April 1, 2014 which will be applied against any Mavenir shipments/invoices submitted during such timeframes.

2. Repayment of Inventory Deposit. Mavenir shall be obligated to repay to Cisco the portion of the Inventory Deposit which has not been deducted from actual payments pursuant to Section 1(c) (“Remainder”), in the event of any of the following:

a.	Mavenir is in breach of the Agreement and fails to cure the breach within thirty (30) days of notice by Cisco;

b.	Upon the expiration of the Agreement.

If a repayment event listed in 2(a) or 2(b) above occurs, Mavenir shall repay the Remainder. Mavenir shall remit the Remainder to Cisco within thirty (30) days of the occurrence of such repayment event.

In the event Cisco’s End User fails to accept or pay for any Mavenir Products, then Cisco may redeploy such Mavenir Products to another Cisco End User without incurring any further royalty/payment obligation.

3 Additional Mavenir Services. Mavenir agrees to provide the following services to Cisco at no charge:

a. Provide appropriate professional and technical support, at no charge, for up to five (5) Cisco End User field trial for the Mavenir Products, as reasonably requested by Cisco

b. Integrate and fully productize the Mavenir Software for the Mavenir Products (Telephony Application Server (“TAS”), Mobility Application Server (“MAS”), Circuit Switch Fall Back Interworking Function (“CSFB-IWF”), and Rich Messaging Service (“RMS”) with Cisco’s UCS product. Such Mavenir Products shall have full product capabilities, including, but not limited to: 1+1 active standby with failover protection, load-balancing, high scalability, etc. Lab versions shall be completed on or before August 31, 2012 and a production general availability version completed on or before January 31, 2013. Cisco agrees to provide Mavenir, at no charge, two (2) Cisco UCS systems for completing such integration and productization.

Cisco/Mavenir Confidential

Amendment No. 4 to Reseller OEM Agreement

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

4. Miscellaneous Provisions.

Any terms not defined in this Amendment No. 4 shall have the meanings ascribed to them in the Agreement. Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect. In the event of a conflict between the terms and conditions of this Amendment No. 4 and the Agreement, this Amendment No. 4 will prevail.

This Amendment No. 4 and the Agreement are the complete agreement between the Parties and supersede all prior oral and written agreements, representations, warranties and commitments of the Parties regarding the subject matter herein.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed by their respective authorized representatives.

Cisco Systems, Inc.		Mavenir Systems, Inc.

By:	/s/ Nick Lopez	By:	/s/ Terry Hungle
Signature		Signature

Nick Lopez		Terry Hungle
Name (Print)		Name (Print)

Dir Business Development		Chief Financial Officer
Title		Title

04-30-12		04.13.2012
Date		Date

Cisco/Mavenir Confidential

Amendment No. 4 to Reseller OEM Agreement

AMENDMENT NO. 5

This Amendment No. 5 (this “Amendment NO. 5”), effective as of April 9, 2012 (the “Effective Date”), is made by and between Cisco Systems, Inc. (successor-in-interest to Starent Networks, Corp., (“Cisco”), having its primary office at 175 West Tasman Drive, San Jose, California 95134 and Mavenir Systems, Inc., a Delaware corporation, with offices at 1700 International Place, Suite 200, Richardson, TX 75081 (“Mavenir”), in connection with that certain OEM Agreement between Starent and Mavenir dated October 28, 2008 which was assigned to Cisco Systems, Inc. (the “OEM Agreement”) and Agreement, dated December 29, 2008 for T-Mobile USA, Inc, and amends and restates in its entirety, as of the date signed by the last party, that original Amendment No. 5 executed by and between the parties hereto to be effective as of the Effective Date. Starent and Mavenir shall each be referred to herein individually as a “Party” or collectively as the “Parties.”

WHEREAS, Mavenir has agreed to provide, deploy and support certain circuit switch fallback interworking function technologies (“CSFB-IWF”) to T-Mobile USA. Inc. (“TMO”) to be integrated into TMO’s network, as more fully set forth in that certain Seventh Amendment to the Master Agreement entered into by and between T-Mobile USA, Inc. and Cisco, which was previously delivered to Mavenir on or about the Effective Date (the “Solution”); and

WHEREAS, the Solution consists of Mavenir products and services and does not include Cisco products or services; and

WHEREAS, the Parties wish to establish the terms and conditions regarding, among other things, the provision of the Solution to TMO.

NOW, THEREFORE, in consideration of the premises set forth above, the Parties agree as follows:

1.	Mavenir shall be fully and solely liable for supplying all products and services in connection with, and for the full and complete performance of the Solution. Mavenir shall be liable for the full amount of any and all liability, penalties, liquidated damages, costs, fees and the like (collectively, “Claims”) arising in connection with the Solution whether asserted against Cisco or Mavenir. Mavenir shall hold Cisco harmless, and fully indemnify Cisco, with respect to any Claims asserted by TMO or any third party arising in connection with the Solution in accordance with the OEM Agreement.

2.	Cisco shall remit payment to Mavenir for Mavenir Products and services in accordance with amended Sections 53 and 5.4 of Amendment 2 to the OEM Agreement. Cisco’s payment amount to Mavenir shall be equal the amounts set forth in Section 3.1 of the Agreement.

3.	This Amendment is subject to the OEM Agreement. In the event any discrepancy exists between the OEM Agreement and this Amendment, the terms of this Amendment shall prevail.

4.	This Amendment and the OEM Agreement (a) are complete, (b) constitute the entire understanding between the parties with respect to the subject matter hereof, and (c) supersede all prior agreements, whether oral or written. No waiver, modification, or addition to this Amendment or the OEM Agreement shall be valid unless in writing and signed by the parties hereto. Except as expressly provided herein, the terms of the OEM Agreement are hereby ratified and confirmed and remain in full force and effect.

5.	This Amendment shall be effective as of the Effective Date and amends and restates in its entirety that Amendment No. 5 executed by and between Mavenir and Starent on or about the Effective Date.

IN WITNESS WHEREOF, as of the Effective Date, the Parties have caused this Amendment to be executed by their duly authorized representatives.

CISCO SYSTEMS, INC.		MAVENIR SYSTEMS, INC.

By:	/s/ Kulvinder Ahuja	By:	/s/ Terry Hungle
Name:	Kulvinder (Kelly) Ahuja	Name:	Terry Hungle
Title:	SVP/GM SP Mobility Group	Title:	Chief Financial Officer
Date:	February 7, 2013	Date:	February 4, 2013

CISCO/STARENT CONFIDENTIAL AND PROPRIETARY

AMENDMENT NO. 5

TO THE

RESELLER OEM AGREEMENT

Amendment No. 5, dated as of July 2, 2012 (the “Effective Date”), between Mavenir Systems, Inc. (“Mavenir”) and Cisco Systems, Inc. (“Cisco”) (which accepted the assigned Agreement (as defined below) on September 3, 2010 from Starent Networks LLC (f/k/a/ Starent Networks, Corp.)), to the Reseller OEM Agreement, dated as of October 28, 2008, as amended (the “Agreement”).

The parties agree to modify the Agreement as follows:

1. Fees. Appendix B, titled “Fees” is deleted in its entirety and replaced with Appendix B-2 attached hereto and incorporated herein.

2. Miscellaneous. Capitalized terms used in this Amendment but not defined herein will have the respective meanings ascribed to such terms in the Agreement. In the event of any conflict between the terms of this Amendment and the terms of the Agreement (or any previous amendments or addenda), this Amendment shall control. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

MAVENIR SYSTEMS, INC.		CISCO SYSTEMS, INC.

By:	/s/ Terry Hungle	By:	/s/ Nick Lopez
Name:	Terry Hungle	Name:	Nick Lopez
Title:	Chief Financial Officer	Title:	Dir Business Development
Date:	July 2, 2012	Date:	18-July-2012

APPENDIX B-2

FEES

	Mavenir Part		CISCO PID	PRODUCT DESCRIPTION	Cisco COST
1	100-100-100	HW	MIXS-00-CS1HRSF=	Standard Server Frame	[***]
2	100-100-150	HW	MIXS-00-CS1HR42UK=	Standard ATCA Frame	[***]
3	100-100-200	HW	MIXS-00-CS1HR42DK=	Deep ATCA Frame	[***]
4	100-102-100	HW	MIXS-00-CS1PDUDC=	DC PDU Unipower	[***]
5	100-110-100	HW	MIXS-00-CS1HRSFAC=	Standard Server Frame Assembly	[***]
6	100-150-100	HW	MIXS-00-CS1HR42UA=	Standard ATCA Frame Assembly	[***]
7	100-150-200	HW	MIXS-00-CS1HR42DA=	Deep ATCA Frame Assembly	[***]
8	100-200-100	HW	MIXS-00-CS1PD21X4=	DC PDU NEI	[***]
9	200-103-150	HW	MIXS-00-CS1FA13=	ATCA Chassis Fan Tray Module	[***]
10	200-104-150	HW	MIXS-00-CS1PA13DC=	ATCA Chassis DC Power Entry Module	[***]
11	200-150-200	HW	MIXS-00-CS1XA13=	ATCA Chassis	[***]
12	200-200-100	HW	MIXS-00-CS1HSA13=	ATCA Shelf Manager	[***]
13	300-300-200	HW	MIXS-00-CS1CRM=	Resource Manager Card	[***]
14	300-350-100	HW	MIXS-00-CS1CSE=	Switch Engine (SE)	[***]
15	300-355-100	HW	MIXS-00-CS1CSER=	Switch Engine (SE) RTM	[***]
16	300-400-100	HW	MIXS-00-CS1CSI=	Signaling Interface Card	[***]
17	300-600-100	HW	MIXS-00-CS1CN32AM=	Nehalem 32G DIMM 32G Flash	[***]
18	300-650-100	HW	MIXS-00-CS1MNRTD=	Application Card RTM (w/ HD)	[***]
19	300-800-100	HW	MIXS-00-CS1XN32=	Westmere 32G DIMM 60W	[***]
20	300-900-100	HW	MIXS-00-CS1SB6=	Sandy Bridge 6 core 64 DIMM Memory 64 SSD	[***]
21	300-950-100	HW	MIXS-00-CS1SB8=	Sandy Bridge 8 core 64 DIMM Memory 64 SSD	[***]
22	500-100-300	HW	MIXS-00-CS1MTS48=	NEBS Terminal Server	[***]
23	500-103-101	HW	MIXS-00-CS1DS325=	SAS 1TB Hitachi HD SN-2500	[***]
24	500-103-102	HW	MIXS-00-CS1PS325=	SAS DC Power Supply ST2500	[***]
25	500-103-103	HW	MIXS-00-CS1CS325=	SAS Controller ST2500	[***]

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

26	500-103-200	HW	MIXS-00-CS1RA325=	SAS Storage Array	[***]
27	500-104-200	HW	MIXS-00-CS1XHP37=	HP DL370 G6 14TB	[***]
28	500-106-200	HW	MIXS-00-CS1DHP36=	HP DL360 G7 146G HD	[***]
29	500-107-200	HW	MIXS-00-CS1PHP36=	HP DL360 G7 AC Power Supply - 460 watts	[***]
30	500-114-200	HW	MIXS-00-CS1PHP37=	HP DL370 G6 AC Power Supply - 750watts	[***]
31	500-115-200	HW	MIXS-00-CS1FHP37=	HP DL370 G6 System Fan Kit	[***]
32	500-116-200	HW	MIXS-00-CS1DHP37=	HP DL370 G6 1TB Seagate HD	[***]
33	500-200-100	HW	MIXS-00-CS1XG72AC=	HP DL360 G7 192G RAM AC Power	[***]
34	500-220-100	HW	MIXS-00-CS1XG71AC=	HP DL360 G7 64G RAM AC Power	[***]
35	500-250-100	HW	MIXS-00-CS1XG72DC=	HP DL360 G7 192G RAM DC Power	[***]
36	500-255-100	HW	MIXS-00-CS1PHP367=	HP DL360 G7 DC Power Supply - 1200 Watts	[***]
37	600-110-100	HW	MIXS-00-CS1SFC1G=	SFP Copper l000Mps	[***]
38	600-115-100	HW	MIXS-00-CS1SFP10G=	SFP Plus 10G	[***]
39	700-160-100	HW	MIXS-00-CS1CMPC4=	Radisys MPC-IV card	[***]
40	700-200-100	HW	MIXS-00-CS1CMS9KK=	Radisys CMS 9000 Starter Kit (with 400 G.711 RTU License)	[***]
41	700-250-100	HW	MIXS-00-CS1CSCC3=	Radisys SCC-III Card	[***]
42	700-720-100	HW	MIXS-00-CS1XRS30=	Radisys CMS 3000 G.711/SIP Lab System	[***]
43	900-100-100	HW	MIXS-00-CS1FRAWB=	RAWB (Rear Air Management)	[***]
44	900-101-100	HW	MIXS-00-CS1FFAWB=	FAWB (Front Air Management)	[***]
45	900-120-100	HW	MIXS-00-CS1PDTAC=	AC PDU Tripp Lite	[***]
46	700-390-100	HW	MIXS-00-CS1XSAN38=	Acme Net-Net 3820 Lab System (Up to 250 Licenses)	[***]
47	700-395-100	HW	MIXS-00-CS1PAN38=	Acme Net-Net 3820 Power Supply	[***]
48	700-400-100	HW	MIXS-00-CS1CAC416=	Acme Net-Net 4500 SBC with 16K Session Module	[***]
49	700-450-100	HW	MIXS-00-CS1CAC34=	Acme Net-Net 4500 SBC 4K Sessions Expansion Module	[***]
50	500-175-100	HW	MIXS-00-CS1XHB4=	Network Adaptor - Dual port HBA 4G-LC	[***]
51	500-770-100	HW	MIXS-00-CS1XHB8=	Network Adaptor - Dual port HBA 8G-LC	[***]
52	500-118-200	HW	MIXS-00-CS1X41G=	Network Adaptor - Quad port 1G NIC-LC	[***]
53	500-760-100	HW	MIXS-00-CS1X210G=	Network Adaptor - Dual port 10G	[***]

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

54	500-755-100	HW	MIXS-00-CS1X110G=	Network Adaptor - Single port 10G LC	[***]
55	500-700-100	HW	MIXS-00-CS1XG38AC=	HP DL380 G7 dual 6-core 128 GB 2.4 TB AC	[***]
56	500-750-100	HW	MIXS-00-CS1XG58AC=	HP DL580 G7 8-core 128GB 7.2 TB AC	[***]
			56	HW PARTS

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

	Mavenir PN		CISCO PID	PRODUCT DESCRIPTION	Cisco COST
1	800-110-100	SW	MIXSA-00-M1SW1=	mOne ATCA System License - FIRST FRAME	[***]
2	800-150-100	SW	MIXSA-00-M1SW2=	mOne ATCA System License - SUBSEQUENT FRAME	[***]
3	800-170-100	SW	MIXSA-00-M1SWL=	mOne ATCA System License - LAB FRAME	[***]

4	800-771-100	SW	MIXSA-00-IW1VLS41=	VOLTE IWF BASE, S (per 10K Subs)	[***]
5	800-772-100	SW	MIXSA-00-IW1VLM41=	VOLTE IWF BASE, M (per 10K Subs)	[***]
6	800-754-100	SW	MIXSA-00-IW1VLL41=	VOLTE IWF BASE, L (per 10K Subs)	[***]
7	800-755-100	SW	MIXSA-00-IW1VLX41=	VOLTE IWF BASE, XL (per 10K Subs)	[***]
8	800-756-100	SW	MIXSA-00-CS1FBS41=	CSFB IWF, S (per 10K Subs)	[***]
9	800-757-100	SW	MIXSA-00-CSlFBM41=	CSFB IWF, M (per 10K Subs)	[***]
10	800-761-100	SW	MIXSA-00-CS1FBL41=	CSFB IWF, L (per 10K Subs)	[***]
11	800-762-100	SW	MIXSA-00-CS1FBX41=	CSFB IWF, XL (per 10K Subs)	[***]
12	800-763-100	SW	MIXSA-00-SR1VCS41=	SRVCC IWF, S (per 10K Subs)	[***]
13	800-764-100	SW	MIXSA-00-SR1VCM41=	SRVCC IWF, M (per 10K Subs)	[***]
14	800-766-100	SW	MIXSA-00-SR1VCL41=	SRVCC IWF, L (per 10K Subs)	[***]
15	800-767-100	SW	MIXSA-00-SR1VCX41=	SRVCC IWF, XL (per 10K Subs)	[***]

16	801-101-100	SW	MIXSA-00-CT1FBS41=	CTAS Base SW, S (per 10K subs)	[***]
17	801-102-100	SW	MIXSA-00-CT1FBM41=	CTAS Base SW, M (per 10K subs)	[***]
18	801-103-100	SW	MIXSA-00-CT1FBL41=	CTAS Base SW, L (per 10K subs)	[***]
19	801-104-100	SW	MIXSA-00-CT1FBX41=	CTAS Base SW, XL (per 10K subs)	[***]
20	800-605-100	SW	MIXS-00-GM1T2MM61=	MMTEL GSM, S(per 10K Subs)	[***]
21	800-605-101	SW	MIXS-00-GM1T2MM62-	MMTEL GSM, M (per 10K Subs)	[***]
22	800-605-102	SW	MIXS-00-GM1T2MM63=	MMTEL GSM, L (per 10K Subs)	[***]
23	800-605-103	SW	MIXS-00-GM1T2MM72=	MMTEL GSM, XL (per 10K Subs)	[***]
24	800-610-100	SW	MIXS-00-GM1MAS61=	MAS GSM, S (per 10K Subs)	[***]
25	800-610-101	SW	MIXS-00-GM1MAS62=	MAS GSM, M (per 10K Subs)	[***]
26	800-610-102	SW	MIXS-00-GM1MAS63=	MAS GSM, L (per 10K Subs)	[***]

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

27	800-610-103	SW	MIXS-00-GM1MAS72=	MAS GSM, XL (per 10K Subs)	[***]

28	800-500-100	SW	MIXS-00-PR1S62=	Base Presence & Resource List Server, S (per 10K Subs)	[***]
29	800-500-101	SW	MIXS-00-PR1S65=	Base Presence & Resource List Server, M (per 10K Subs)	[***]
30	800-500-102	SW	MIXS-00-PR1S71=	Base Presence & Resource List Server, L (per 10K Subs)	[***]
31	800-500-103	SW	MIXS-00-PR1S72=	Base Presence & Resource List Server, XL (per 10K Subs)	[***]
32	800-505-100	SW	MIXS-00-PR2S62=	Social Presence & Resource List Server, S (per 10K Subs)	[***]
33	800-505-101	SW	MIXS-00-PR2S65=	Social Presence & Resource List Server, M (per 10K Subs)	[***]
34	800-505-102	SW	MIXS-00-PR2S71=	Social Presence & Resource List Server, L (per 10K Subs)	[***]
35	800-505-103	SW	MIXS-00-PR2S72=	Social Presence & Resource List Server, XL (per 10K Subs)	[***]
36	800-400-100	SW	MIXS-00-DB1XDRM61=	XDMS, S (per 10K Subs)	[***]
37	800-400-101	SW	MIXS-00-DB1XDRM62=	XDMS, M (per 10K Subs)	[***]
38	800-400-102	SW	MIXS-00-DB1XDRM63=	XDMS, L (per 10K Subs)	[***]
39	800-400-103	SW	MIXS-00-DB1XDRM72=	XDMS, XL (per 10K Subs)	[***]
40	800-411-100	SW	MIXS-00-AP1Y62=	Aggregation Proxy, S (per 10K Subs)	[***]
41	800-411-101	SW	MIXS-00-AP1Y65=	Aggregation Proxy, M (per 10K Subs)	[***]
42	800-411-102	SW	MIXS-00-AP1Y71=	Aggregation Proxy, L (per 10K Subs)	[***]
43	800-411-103	SW	MIXS-00-AP1Y72=	Aggregation Proxy, XL (per 10K Subs)	[***]

44	831-101-100	SW	MIXSA-00-RM1S41=	RMS Base SW, S (per 10K subs)	[***]
45	831-102-100	SW	MIXSA-00-RM1M41=	RMS Base SW, M (per 10K subs)	[***]
46	831-103-100	SW	MIXSA-00-RMlL41=	RMS Base SW, L (per 10K subs)	[***]
47	831-104-100	SW	MIXSA-00-RM1X41=	RMS Base SW, XL (per 10K subs)	[***]
48	832-101-100	SW	MIXS-00-OM1S62=	OMA IM SW, S (per 10K subs)	[***]
49	832-102-100	SW	MIXS-00-OM1S65=	OMA IM SW, M (per 10K subs)	[***]
50	832-103-100	SW	MIXS-00-OM1S71=	OMA IM SW, L (per 10K subs)	[***]
51	832-104-100	SW	MIXS-00-OM1S72=	OMA IM SW, XL (per 10K subs)	[***]
52	833-101-100	SW	MIXS-00-RM1SMGW33=	IP-SM-GW SW, S (per 10K subs)	[***]
53	833-102-100	SW	MIXS-00-RM1SMGW35=	IP-SM-GW SW, M (per 10K subs)	[***]

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

54	833-103-100	SW	MIXS-00-RM1SMGW41=	IP-SM-GW SW, L (per 10K subs)	[***]
55	833-104-100	SW	MIXS-00-SM1GW72=	IP-SM-GW SW, XL (per 10K subs)	[***]

60	800-200-100	SW	MIXS-00-SM1R33=	SMS Router, S (per 100 TPS)	[***]
61	800-200-101	SW	MIXS-00-SM1R41=	SMS Router, M (100 TPS)	[***]
62	800-200-102	SW	MIXS-00-SM1R42=	SMS Router, L (100 TPS)	[***]
63	800-200-103	SW	MIXS-00-SM1R43=	SMS Router, XL (100 TPS)	[***]
64	800-201-100	SW	MIXS-00-MG1W33=	Message Gateway, S (per 100 TPS)	[***]
65	800-201-101	SW	MIXS-00-MG1W41=	Message Gateway, M (per 100 TPS)	[***]
66	800-201-102	SW	MIXS-00-MG1W42=	Message Gateway, L (per 100 TPS)	[***]
67	800-201-103	SW	MIXS-00-MG1W43=	Message Gateway, XL (per 100 TPS)	[***]
68	800-202-100	SW	MIXS-00-SM1B33=	IP-SMSC, Basic, S (per 100 TPS)	[***]
69	800-202-101	SW	MIXS-00-SM1B41=	IP-SMSC, Basic, M (per 100 TPS)	[***]
70	800-202-102	SW	MIXS-00-SM1B42=	IP-SMSC, Basic, L (per 100 TPS)	[***]
71	800-202-103	SW	MIXS-00-SM1B43=	IP-SMSC, Basic, XL (per 100 TPS)	[***]
72	800-203-100	SW	MIXS-00-SM1P33=	IP-SMSC, Premium, S (per 100 TPS)	[***]
73	800-203-101	SW	MIXS-00-SM1P41=	IP-SMSC, Premium, M (per 100 TPS)	[***]
74	800-203-102	SW	MIXS-00-SM1P42=	IP-SMSC, Premium, L (per 100 TPS)	[***]
75	800-203-103	SW	MIXS-00-SM1P43=	IP-SMSC, Premium, XL (per 100 TPS)	[***]
76	800-203-104	SW	MIXS-00-SM1CPM=	IP-SMSC, CPM Delivery Engine (per 100 TPS)	[***]

77	800-440-100	SW	MIXS-00-AG1Y62=	Application Gateway, S (per 10K Subs)	[***]
78	800-440-101	SW	MIXS-00-AG1Y65=	Application Gateway, M (per 10K Subs)	[***]
79	800-440-102	SW	MIXS-00-AG1Y71=	Application Gateway, L (per 10K Subs)	[***]
80	800-440-103	SW	MIXS-00-AG1Y72=	Application Gateway, XL (per 10K Subs)	[***]

81	800-700-100	SW	MIXS-00-SR1BASE=	Reporting Server (per server)	[***]
82	800-710-101	SW	MIXS-00-SC1BASE=	Centralized Charging Server (per server)	[***]
83	800-720-102	SW	MIXS-00-SP1BASE=	Centralized Management System (per active server)	[***]

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

84	700-260-100	SW	MIXS-00-CS1RSG71R=	Radisys G.711 RTU Redundant Licenses (per 10 ports)	[***]
85	700-270-100	SW	MIXS-00-CS1RSG71=	Radisys G.711 RTU Licenses (per 10 ports)	[***]
86	700-280-100	SW	MIXS-00-CS1RSH26=	Radisys H.263 RTU Licenses (per 10 ports)	[***]
87	700-730-100	SW	MIXS-00-CS1RSH26L=	Radisys H.263 RTU Licenses (10P Lab System)	[***]

88	851-101-100	SW	MIXS-00-SM1PAA11=	SWMS MRF Voice Active Port (per 10 ports)	[***]
89	852-101-100	SW	MIXS-00-SM1PAS11=	SWMS MRF Voice Standby Port (per 10 ports)	[***]
90	853-101-100	SW	MIXS-00-SM1PVA11=	SWMS MRF Video Active Port (per 10 ports)	[***]
91	854-101-100	SW	MIXS-00-SM1PVS11=	SWMS MRF Video Standby Port (per 10 ports)	[***]

92	800-751-100	SW	MIXS-00-OM1CPU1=	AT&T OMA CPM SAG Upgrade Pack 1	[***]
93	800-752-100	SW	MIXS-12-CP1FP=	AT&T Foundry CPM Prototype SW	[***]
94	800-753-100	SW	MIXS-12-CR1MQE=	AT&T Message Query Enhancements (CR018 Bundle)	[***]
95	800-758-100	SW	MIXS-00-AG1APU=	TMO AG CR7 CDE SW for AG+AP Merge Upgrade Pack	[***]
96	800-765-100	SW	MIXSA-0D-1W1CSF41=	TMO CSFB IWF (per 10K Subs)	[***]
97	800-768-101	SW	MIXSA-0D-IW1CSU41=	TMO TAS Upgrade (per 10K Subs)	[***]
98	800-773-100	SW	MIXSA-0D-TS1CR25U=	TMO SW Upgrade - TAS CR25 Video Calling	[***]
99	800-774-100	SW	MIXSA-0D-CS1CR23U=	TMO SW Upgrade - CSCF CR23 Video Registration Type	[***]
100	800-775-100	SW	MIXSA-0D-CS1CR16U=	TMO SW Upgrade - CSCF CR16 Registration per Service	[***]
101	800-880-100	SW	MIXS-00-MC1SR62=	TMO MCM Server (2M Subs)	[***]
102	800-795-100	SW	MIXS-00-MC1SRT41=	TMO MCM Server expansion RTU (10K Subs)	[***]
103	800-776-100	SW	MIXSA-0D-CS1CR15U=	TMO SW Upgrade - CSCF CR15 Error Code	[***]
104	800-798-100	SW	MIXSA-0D-MC1X41=	TMO MCM Server expansion RTU - No Call Model (10K Subs)	[***]
105	855-110-100	SW	MIXSA-0D-DB1XDRMU=	TMO XDMS REST Provisioning Interface Upgrade	[***]
106	955-110-100	SW	MIXSA-0D-BG1CR19U=	TMO BGCF CR19 LRN Routing S/W Upgrade	[***]
107	955-120-100	SW	MIXSA-0D-CS1SR16U=	TMO CSCF CR16 Service Registration S/W Upgrade	[***]
108	955-130-100	SW	MIXSA-0D-TS1CR29U=	TMO TAS CR29 SPML Schema S/W Upgrade	[***]
109	955-135-100	SW	MIXSA-0D-TS1CR31U=	TMO TAS CR31 LTE CGI Support S/W Upgrade	[***]
110	861-103-100	SW	MIXSA-00-M1SWU1	mOne UCS Base Product License (per Product Base per deal)	[***]

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

111	861-101-100	SW	MIXSA-00-M1SWU2=	mOne UCS System License - Commercial (per CPU)	[***]
112	861-102-100	SW	MIXSA-00-M1SWUL=	mOne UCS System License - Lab (per CPU)	[***]
			108	SW PARTS

Maintenance Support Pricing

The above listed transfer prices include the first year of annual maintenance support. For subsequent annual maintenance support renewals the annual rate shall be [***] of the hardware transfer price and [***] of the software transfer price.

*** Portions of this page have been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

AMENDMENT NO. 7

This Amendment No. 7 (this “Amendment No. 7”), is effective as of December 20, 2012 (the “Effective Date”), and is made by and between Cisco Systems, Inc. (successor-in-interest to Starent Networks, Corp., (“Cisco”), having its primary office at 175 West Tasman Drive, San Jose, California 95134 and Mavenir Systems, Inc., a Delaware corporation, with offices at 1651 N. Glenville, Suite 201, Richardson, TX 75081 (“Mavenir”), in connection with that certain OEM Agreement as amended between Starent and Mavenir dated October 28, 2008 (the “OEM Agreement”) and Agreement, dated December 29, 2008 for T-Mobile USA, Inc which was assigned to Cisco Systems, Inc. Starent and Mavenir shall each be referred to herein individually as a “Party” or collectively as the “Parties.”

STARENT CONFIDENTIAL AND PROPRIETARY

WHEREAS, Mavenir has agreed to provide, deploy and support The Unified Messaging solution and the WebRTC Gateway solution to T-Mobile USA, Inc. (“TMO”) to be integrated into TMO’s network, as more fully set forth in that certain Eighth Amendment to the Master Agreement entered into by and between TMO and Cisco on or about the Effective Date, which was previously delivered by Cisco to Mavenir (the “Solution”); and

WHEREAS, the Solution consists of Mavenir products and services and does not include Cisco products or services; and

WHEREAS, the Parties wish to establish the terms and conditions regarding, among other things, the provision of the Solution to TMO.

NOW, THEREFORE, in consideration of the premises set forth above, the Parties agree as follows:

1.	Mavenir shall be fully and solely liable for supplying all products and services in connection with, and for the full and complete performance of, the Solution. Mavenir shall be liable for the full amount of any and all liability, penalties, liquidated damages, costs, fees and the like (collectively, “Claims”) arising in connection with the Solution whether asserted against Cisco or Mavenir. Mavenir shall hold Cisco harmless, and fully indemnify Cisco, with respect to any Claims asserted by TMO or any third party arising in connection with the Solution in accordance with the OEM Agreement.

2.	The pricing and technical requirements for the Unified Messaging solution and the WebRTC Gateway solutions from Mavenir to Cisco shall be as set forth in the Sixth Amendment to the Master Agreement between Cisco and TMO previously delivered by Cisco to Mavenir. Cisco shall remit payment to Mavenir for Mavenir Products and services in accordance with amended Sections 5.3 and 5.4 of Amendment 2 to the OEM Agreement. Cisco’s payment amount to Mavenir shall be equal the amounts set forth in Section 3.1 of the Agreement.

3.	This Amendment is subject to the OEM Agreement. In the event any discrepancy exists between the OEM Agreement and this Amendment, the terms of this Amendment shall prevail.

4.	This Amendment and the OEM Agreement (a) are complete, (b) constitute the entire understanding between the parties with respect to the subject matter hereof, and (c) supersede all prior agreements, whether oral or written. No waiver, modification, or addition to this Amendment or the OEM Agreement shall be valid unless in writing and signed by the parties hereto. Except as expressly provided herein, the terms of the OEM Agreement are hereby ratified and confirmed and remain in full force and effect.

CISCO/STARENT CONFIDENTIAL AND PROPRIETARY

5.	This Amendment shall be effective as of the Effective Date.

IN WITNESS WHEREOF, as of the Effective Date, the Parties have caused this Amendment to be executed by their duly authorized representatives.

CISCO SYSTEMS, INC.		MAVENIR SYSTEMS, INC.

By:	/s/ Kulvinder Ahuja	By:	/s/ Terry Hungle

Name:	Kulvinder (Kelly) Ahuja	Name:	Terry Hungle

Title:	SVP/GM SP Mobility Group	Title:	Chief Financial Officer

Date:	February 7, 2013	Date:	February 4, 2013

CISCO/STARENT CONFIDENTIAL AND PROPRIETARY